Dreyfus
BASIC
California Municipal
Money Market Fund
Semi-Annual
Report



December 31, 1996

Dreyfus BASIC California Municipal Money Market Fund
----------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:
   We are pleased to provide you with this report on Dreyfus BASIC California Municipal Money Market Fund. For its semi-annual reporting period ended December 31, 1996, your Fund produced an annualized yield of 3.04% per share. Reinvesting dividends and calculating the effect of compounding resulted in an annualized effective yield of 3.09%.* All dividends were exempt from Federal and State of California personal income taxes, although some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

THE ECONOMY
   Over the reporting period, the economy grew moderately, showing little evidence of accelerating inflation despite the robust pace of new job creation and the low unemployment rate. It was fear of accelerating inflation that prompted a sharp rise in long-term interest rates earlier in the year; by year-end, however, long-term rates had fallen by one half of one percent (50 basis points) from last summer's peak. Contributing to the drop in rates was the decision of the Open Market Committee of the Federal Reserve Board (the "Fed") to leave short-term interest rates unchanged.
   Inflation at the consumer level of the economy remains in the 3% range, which has been accompanied by a comparably benign inflation picture at the production level of the economy as well. The so-called "core" Producer Price Index (it excludes the energy and food components because of their volatility) rose just
 .1% in November and a mere .6% for the previous 12 months. Producers appeared to have little ability to pass on price increases to their customers, a reason cited by the Fed as evidence of the lack of rising price inflation.
   Despite the sanguine price environment, consumers remained wary spenders and modest borrowers, and retail sales growth has been moderate. Nevertheless, the renewed decline in mortgage rates spurred the housing market: Existing home sales in November increased for the first time in six months. New housing starts also rose sharply, with the November increase the largest monthly rise since July 1995. Job growth still appears to have underlying strength: Monthly increases in workers added to payrolls could also move higher. The recent unemployment rate rose slightly, but still remained near a seven-year low.
   Lending optimism to the prospect for continued economic growth was the report from The Conference Board--a private research group--that its Index of Leading Economic Indicators rose for the tenth consecutive month in November. An increase in this index generally correlates with economic expansion over the next three to twelve months. Manufacturing remained firm all year: Both factory orders and industrial production rose moderately. Despite this overall strength in production, there were some signs of moderation at year-end. Inventories have built up and orders for durable goods--those items intended to last three or more years--declined.
   Last year, high employment, low inflation and moderate economic growth stayed the Fed's hand from raising interest rates. The economy is now in the sixth year of this business cycle and we remain alert to signs of the potential rekindling of inflationary pressures.

MARKET ENVIRONMENT/PORTFOLIO ACTIVITY
   Demand for tax-exempt money market securities was heavy through most of the reporting period. Continued low inflation resulted in a decrease in yields throughout the period. One-year tax-exempt notes ended the year at 3.60%, a reduction of 25 basis points from June 30, 1996. Because of solid demand and falling yields, the relative yield ratio between tax-exempt and taxable one-year money market securities ended the reporting period toward the lowest levels of the year.

   Economic strength in California continues. Nonfarm employment is up by 400,000 jobs for the twelve months ended in October 1996. Employment has grown faster in California than for the United States overall. Results were particularly impressive in the manufacturing sector: 80,000 new jobs were added while the nation lost 140,000. California's jobless rate fell to 6.9% by October, the lowest rate since December 1990. Despite a weak home building market in California, construction employment is also outpacing the rest of the nation.
   Revenue growth has been strong. As of November 1996, personal income tax receipts are 3.5% above forecast levels, and bank and corporation taxes are slightly above estimates. Overall, General Fund revenues are almost $500 million higher than forecast through November 1996.
   One caveat to the overall  positive  outlook  was the passage of  Proposition
218. This proposition requires approval by a simple majority of the voters on any proposal to raise taxes and creates the possibility of overturning certain taxes through initiative petition. Rating agencies, attorneys and analysts are still evaluating the precise effect that Proposition 218 will have on the various debt issuers. Moody's has already downgraded Los Angeles and San Diego because of the proposition and feels it will diminish the financial flexibility of cities. If this is so, there will be a direct effect on general obligations and leases; the impact on revenue and tax assessment bonds is less clear. We will continue to monitor the effect of Proposition 218.
   The Fund's average portfolio maturity was lengthened to 53 days at the beginning of the period to lock in the relatively high yields then prevailing. As rates generally fell throughout the reporting period, the average maturity was shortened to 48 days on December 31, 1996, in anticipation of a market correction.
   Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.

                                                     Very truly yours,





                                                     Angela Deni
                                                     Portfolio Manager
January 15, 1997
New York, N.Y.

*Annualized effective yield is based upon dividends declared daily and reinvested monthly.

Dreyfus BASIC California Municipal Money Market Fund
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Statement of Investments                December 31, 1996 (Unaudited)

                                                                                     Principal
Tax Exempt Investments--100.0%                                                         Amount          Value
---------------------------------------------------------------------               -------------   -------------
California--98.2%
Abag Finance Authority, For Non-Profit Corporations, VRDN
   (University of California Project) 4.10% (LOC; Union Bank of Switzerland) (a,b) $ 1,000,000       $  1,000,000
Alameda-Contra Costa School Finance Authority, COP, VRDN
   (Capital Improvements Financing Project)
   3.75% (LOC; Canadian Imperial Bank of Commerce) (a,b).....................        1,000,000          1,000,000
Alameda County, MFMR, Refunding, VRDN
   (Quail) 4.05%, Series A (LOC; Federal National Mortgage Association) (a,b)          200,000            200,000
Anaheim Housing Authority, MFHR, VRDN (Bel Age Project)
   4.15%, Series A (LOC; Federal National Mortgage Association) (a,b)........        1,800,000          1,800,000
Bay Area Government Association, LR, VRDN (Pooled Project)
   4.10% (LOC; National Westminster Bank) (a,b)..............................          100,000            100,000
California Economic Development Finance Authority, IDR, VRDN
   (Volk Enterprises Inc. Project) 4.05% (LOC; Harris Trust and Savings Bank) (a,b)    500,000            500,000
California Educational Facilities Authority, Revenue, VRDN
   (Foundation for Educational Achievement)
   4.10%, Series A (LOC; Banque Nationale de Paris) (a,b)....................          800,000            800,000
California Health Facilities Finance Authority, Revenue, VRDN:
   (Catholic Health Care)
     4%, Series B (Insured; MBIA and SBPA; Morgan Guaranty Trust Co.) (a)....          200,000            200,000
   (Pooled Loan Program)
     4%, Series B (Insured; FGIC) (a)........................................          200,000            200,000
   (Saint Francis Memorial Hospital)
     4.05%, Series B (LOC; Bank of America) (a,b)............................          200,000            200,000
California Housing Finance Agency, Multi-Family Revenue, Refunding:
   4%, Series A, 8/1/97 (Insured; MBIA)......................................          735,000            735,816
   VRDN 4.05%, Series C (LOC; Federal National Mortgage Association) (a,b)...        1,000,000          1,000,000
California Pollution Control Financing Authority, VRDN:
   IDR (Southdown Inc.) 3.50% (LOC; Societe Generale) (a,b)..................          300,000            300,000
   PCR:
     Refunding (Pacific Gas and Electric)
       4%, Series B (LOC; Rabobank Nederland) (a,b)..........................        1,500,000          1,500,000
     (Southdown Inc.):
       3.50% (LOC; Societe Generale) (a,b)...................................          400,000            400,000
       3.50%, Series B (LOC; Societe Generale) (a,b).........................          600,000            600,000
   RRR, Refunding:
     (Ultra Power Malaga) 4.25%, Series A (LOC; Bank of America) (a,b).......        1,000,000          1,000,000
     (Ultra Power Rocklin) 4.25%, Series A (LOC; Bank of America) (a,b)......          200,000            200,000
California Statewide Communities Development Corporation, Revenue, VRDN:
   (Johanson Project)
     4.05%, Series E (LOC; California State Teacher Retirement System) (a,b).          300,000            300,000
   (Karcher Property Project) 4%, Series C (LOC; Bayerische Vereinsbank) (a,b)         500,000            500,000
   (Marko Products) 4.15% (LOC; Bank of Tokyo-Mitsubishi) (a,b)..............          610,000            610,000
   (Tri-Valley) 4%, Series F (LOC; ABN-Amro Bank) (a,b)......................          300,000            300,000

Dreyfus BASIC California Municipal Money Market Fund
---------------------------------------------------------------------
Statement of Investments (continued)    December 31, 1996 (Unaudited)

                                                                                     Principal
Tax Exempt Investments (continued)                                                     Amount          Value
---------------------------------------------------------------------               -------------   -------------
California (continued)
Concord, MFMR, VRDN (Crossroads)
   4.05%, Series B (LOC; Federal National Mortgage Association) (a,b)........      $ 1,000,000        $ 1,000,000
Contra Costa County, MFMR, Housing Authority, VRDN (Lakeshore)
   4.05%, Series A (LOC; Federal National Mortgage Association) (a,b)........          325,000            325,000
Contra Costa Water Authority, 4.30%, Series A, 10/1/97 (Insured; FGIC).......          500,000            502,155
East Bay Municipal Utility District, Waste Water Treament Systems, CP
   3.40%, 1/28/97 (Line of Credit; Westdeutsche Landesbank)..................        1,900,000          1,900,000
Fresno, Water Systems Revenue, (Water Remediation Project)
   5.25%, Series A, 6/1/97 (Insured; FGIC)...................................          100,000            100,602
Glendale Revenue Reliance Development, VRDN (Public Parking)
   3.50% (LOC; Barclays Bank) (a,b)..........................................        1,900,000          1,900,000
Huntington Park Redevelopment Agency, Revenue (Huntington Park Persons Storage II)
   3.85%, 2/1/97 (LOC; Sanwa Bank) (b).......................................          435,000            435,000
Long Beach, Harbor Revenue, CP
   3.50%, Series A, 2/6/97 (Line of Credit; Canadian Imperial Bank of Commerce)      1,000,000          1,000,000
Los Angeles, MFHR, VRDN (Masselin Manor)
   4.05% (LOC; Bank of America) (a,b)........................................          500,000            500,000
Los Angeles County:
   Refunding, VRDN:
     Metropolitan Transportation Authority, Sales Tax Revenue
       (Property C) 4%, Series A (Insured; MBIA and SBPA; Credit Local de France)    1,800,000          1,800,000
     Pension Obligation
       3.90%, Series C (Insured; AMBAC and SBPA; Bank of Nova Scotia) (a)....          600,000            600,000
   TRAN 4.50%, Series A, 6/30/97 (LOC: Bank of America, Credit Suisse,
     Morgan Guaranty Trust Co., Union Bank of Switzerland
     and West Deutsche Landesbank) (b).......................................        1,000,000          1,003,090
Los Angeles County Community Development Commission, COP, VRDN (Willowbrook Project)
   3.95% (LOC; Wells Fargo Bank) (a,b).......................................          300,000            300,000
Los Angeles Regional Airports Improvement Corporation, LR, VRDN
   (American Airlines):
     4.15%, Series A (LOC; Wachovia Bank and Trust Co.) (a,b)................          100,000            100,000
     4.15%, Series E (LOC; Wachovia Bank and Trust Co.) (a,b)................        1,000,000          1,000,000
Los Angeles Union School District, TRAN
   4.50%, Series B, 9/30/97..................................................        1,400,000          1,408,082
Metropolitan Water District, CP:
   3.40%, Series B, 1/13/97 (Liquidity Facility; Westdeusche Landesbank).....        1,500,000          1,500,000
   3.45%, Series B, 2/5/97 (Liquidity Facility; Westdeusche Landesbank)......        2,000,000          2,000,000
Modesto, MFHR, Refunding, VRDN (Shadowbrook)
   4.20%, Series A (LOC; Bank of America) (a,b)..............................        1,000,000          1,000,000
Moorpark, Multi-Family Revenue, VRDN (LeClub Apartments Project)
   4.05%, Series A (LOC; Citibank) (a,b).....................................          400,000            400,000
Northern Power Agency, Public Power Revenue, Refunding, VRDN (Geothermal Project # 3)
   3.85%, Series A (Insured; AMBAC and SBPA; Bank of Nova Scotia) (a)........        1,000,000          1,000,000

Dreyfus BASIC California Municipal Money Market Fund
---------------------------------------------------------------------
Statement of Investments (continued)    December 31, 1996 (Unaudited)

                                                                                     Principal
Tax Exempt Investments (continued)                                                     Amount          Value
---------------------------------------------------------------------               -------------   -------------
California (continued)
Ontario, Multi-Family Revenue, VRDN (Vineyard Village Project)
   4.10% (LOC; Federal Home Loan Banks) (a,b)................................       $ 1,100,000      $ 1,100,000
Orange County, VRDN:
   Apartment Development Revenue, Refunding (Pointe Niguel Project)
     4.35%, Series C (LOC; Wells Fargo Bank) (a,b)...........................         1,000,000        1,000,000
   COP (Florence Crittendoc Services)
     4.05% (LOC; Swiss Bank Corp.) (a,b).....................................           600,000          600,000
Otay Water District, COP, VRDN
   (Capital Project) 3.90% (LOC; Landesbank Hessen) (a,b)....................           800,000          800,000
Palm Springs Community Redevelopment Agency, COP, VRDN (Headquarters Hotel #6)
   4% (LOC; Citibank) (a,b)..................................................         1,000,000        1,000,000
Paramount Unified School District, TRAN 4.50%, 6/30/97.......................         1,000,000        1,002,369
Rainbow Municipal Water District, Refunding 5.10%, 6/1/97 (Insured; AMBAC)...           225,000          226,263
Regional Airports Improvement Corporation, Terminal Facilities Completion, Revenue
   VRDN (Los Angeles International Airport) 4.20% (LOC; Societe Generale) (a,b)       2,200,000        2,200,000
Riverside County, TRAN, VRDN
   3.90%, Series B, 6/30/97 (LOC; Toronto-Dominion Bank) (a,b)...............         1,000,000        1,000,000
Sacramento County:
   COP, VRDN (Administration Center and Court House Project)
     3.75% (LOC; Union Bank of Switzerland) (a,b)............................           800,000          800,000
   TRAN 4.50%, 9/30/97.......................................................         1,000,000        1,004,563
Sacramento Municipal Utilities District, CP
   3.30%, Series H, 1/30/97 (LOC: Bank of America and Morgan Guaranty Trust Co.) (b)  1,400,000        1,400,000
San Diego County:
   CP 3.40%, Series 1, 2/4/97 (Liquidity Facility; Bayerische Landesbank)....         1,100,000        1,100,000
   MFHR, VRDN (Lusk Mira Mesa Apartments)
     4.05%, Series E (LOC; Swiss Bank Corp.) (a,b)...........................           300,000          300,000
San Francisco City and County, Prerefunded (City Hall Improvement Project)
   7%, Series A, 6/15/97 (Insured; FGIC).....................................           700,000          710,434
San Francisco City and County Housing Authority, MFHR, VRDN (737 Post Project)
   4.05%, Series D (LOC; Banque Nationale DeParis) (a,b).....................           200,000          200,000
San Jose, MFHR, VRDN (Foxchase)
   4%, Series B (Insured; FGIC and Liquidity Facility; FGIC) (a).............           100,000          100,000
Santa Ana, COP (Santa Ana Recycling Project)
   3.90%, Series A, 5/1/97 (Insured; AMBAC)..................................           500,000          500,000
Santa Rosa, Waste Water Revenue 4.10%, Series A, 9/1/97 (Insured; FGIC)......           500,000          501,270
Southern California Public Power Authority, VRDN, Refunding:
   Power Revenue (Palo Verde Project)
     3.90%, Series C (Insured; AMBAC and SBPA; Morgan Guaranty Trust Co.) (a)         1,700,000        1,700,000
   (Transmission Project)
     3.90% (Insured; AMBAC and LOC; Swiss Bank Corp.) (a,b)..................           200,000          200,000
State of California, RAN, VRDN 4%, Series C-1, 6/30/97 (SBPA: Bank of America,
   Bank of Nova Scotia, Commerz Bank and National Westminster)...............           500,000          500,000

Dreyfus BASIC California Municipal Money Market Fund
---------------------------------------------------------------------
Statement of Investments (continued)    December 31, 1996 (Unaudited)

                                                                                     Principal
Tax Exempt Investments (continued)                                                     Amount          Value
---------------------------------------------------------------------               -------------   -------------
California (continued)
Stockton, MFHR, VRDN (Mariners Pointe Association)
   4%, Series A (LOC; Bank of America) (a,b).................................        $  800,000      $   800,000
Tulare County, COP, Public Facilities Corporation, Prerefunded
   8.10%, 11/1/97 (Escrowed in; U.S. Government Securities and Insured; MBIA)           500,000          527,524
University of California Revenue, Board of Regents, CP
   3.40%, Series a, 1/24/97 (Line of Credit: Bank of America, Bank of Montreal,
   Canadian Imperial Bank of Commerce, Credit Agricole and Societe Generale).         1,000,000        1,000,000
Whittier Health Facility Revenue, Refunding, Prerefunded
   (Presbyterian Intercommunity Hospital)
   6.50%, 6/1/97 (Escrowed in U.S. Government Securities and Insured; MBIA)..         2,150,000        2,218,068
U.S. Related--1.8%
Commonwealth of Puerto Rico Government Development Bank, CP
   3.65%, 1/14/97............................................................         1,000,000        1,000,000
                                                                                                    ------------
TOTAL INVESTMENTS (cost $56,710,236).........................................                        $56,710,236
                                                                                                    ============

Summary of Abbreviations
-----------------------------------------------------------------------------


AMBAC      American Municipal Bond Assurance Corporation    MFHR       Multi-Family Housing Revenue
COP        Certificate of Participation                     MFMR       Multi-Family Mortgage Revenue
CP         Commercial Paper                                 PCR        Pollution Control Revenue
FGIC       Financial Guaranty Insurance Company             RAN        Revenue Anticipation Notes
IDR        Industrial Development Revenue                   RRR        Resources Recovery Revenue
LOC        Letter of Credit                                 SBPA       Standby Bond Purchase Agreement
LR         Lease Revenue                                    TRAN       Tax and Revenue Anticipation Notes
MBIA       Municipal Bond Investors Assurance               VRDN       Variable Rate Demand Notes
             Insurance Corporation


Summary of Combined Ratings
-----------------------------------------------------------------


Fitch (c)          or          Moody's           or           Standard & Poor's         Percentage of Value
------                         --------                       ----------------          ------------------
F1+/F1                         VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)               89.4%
AAA/AA (e)                     Aaa/Aa (e)                     AAA/AA (e)                         10.6
                                                                                              -------
                                                                                                100.0%
                                                                                              =======

Notes to Statement of Investments:
--------------------------------------------------------------------------------

(a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(b) Secured by letter of credit. At December 31, 1996, 57.1% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks, government agencies and corporations.
(c) Fitch currently provides creditworthiness information for a limited number of investments.
(d) P1 and A1 are the highest ratings assigned tax-exempt commercial paper by Moody's and Standard & Poor's, respectively.
(e) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.


                   See notes to financial statements.

Dreyfus BASIC California Municipal Money Market Fund
---------------------------------------------------------------------
Statement of Assets and Liabilities     December 31, 1996 (Unaudited)


                                                                                                    Cost            Value
                                                                                                -------------   -------------
ASSETS:                       Investments in securities--See Statement of Investments            $ 56,710,236    $ 56,710,236
                              Interest receivable..............................                                       331,767
                                                                                                                -------------
                                                                                                                   57,042,003
                                                                                                                -------------
LIABILITIES:                  Due to The Dreyfus Corporation...................                                        21,831
                              Cash overdraft due to Custodian..................                                       572,741
                              Payable for investment securities purchased......                                     1,015,416
                                                                                                                -------------
                                                                                                                    1,609,988
                                                                                                                -------------
NET ASSETS.....................................................................                                  $ 55,432,015
                                                                                                                =============
REPRESENTED BY:               Paid-in capital..................................                                  $ 55,425,412
                              Accumulated net realized gain (loss) on investments                                       6,603
                                                                                                                -------------
NET ASSETS.....................................................................                                  $ 55,432,015
                                                                                                                =============
SHARES OUTSTANDING
(unlimited number of shares of Beneficial Interest authorized).................                                    55,425,421

NET ASSET VALUE, offering and redemption price per share.......................                                         $1.00
                                                                                                                       ======

                       See notes to financial statements.

Dreyfus BASIC California Municipal Money Market Fund
---------------------------------------------------------------------------
Statement of Operations      Six Months Ended December 31, 1996 (Unaudited)


INVESTMENT INCOME

INCOME                        Interest Income..................................                                 $  903,757

EXPENSES:                     Management fee--Note 2(a).........................             $115,987
                              Trustees' fees and expenses--Note 2(b)...........                 2,636
                                                                                             ----------
                                   Total Expenses..............................               118,623

                              Less-reduction in management fee due to
                                undertaking--Note 2(a)..........................              (20,787)
                                                                                             ----------
                                   Net Expenses................................                                     97,836
                                                                                                                ------------
INVESTMENT INCOME--NET..........................................................                                   805,921

NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b).............................                                      6,603
                                                                                                                ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                                  $  812,524
                                                                                                                ============


                       See notes to financial statements.

Dreyfus BASIC California Municipal Money Market Fund
---------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                         Six Months Ended
                                                                                         December 31, 1996      Year Ended
                                                                                            (Unaudited)        June 30, 1996
                                                                                         -----------------     --------------
OPERATIONS:
  Investment income--net................................................                   $    805,921        $    827,721
  Net realized gain (loss) on investments..............................                           6,603               4,282
                                                                                          -----------------   -----------------
      Net Increase (Decrease) in Net Assets Resulting from Operations..                         812,524             832,003
                                                                                          -----------------   -----------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net:
    Investor shares....................................................                        (805,921)           (703,677)
    Class R shares.....................................................                            --              (124,044)
  Net reailzed gain on investments:
    Investor shares....................................................                          (3,500)               (549)
                                                                                          -----------------   -----------------
      Total Dividends..................................................                        (809,421)           (828,270)
                                                                                          -----------------   -----------------
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold:
    Investor shares....................................................                      93,487,238         102,593,225
    Class R shares.....................................................                          --              14,319,110
  Dividends reinvested:
    Investor shares....................................................                         557,425             443,530
    Class R shares.....................................................                          --                  65,137
  Cost of shares redeemed:
    Investor shares....................................................                     (75,343,432)        (81,850,739)
    Class R shares.....................................................                          --             (21,813,892)
                                                                                          -----------------   -----------------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions                18,701,231           13,756,371
                                                                                          -----------------   -----------------

        Total Increase (Decrease) in Net Assets........................                      18,704,334           13,760,104

NET ASSETS:
  Beginning of Period..................................................                      36,727,681           22,967,577
                                                                                          -----------------   -----------------
  End of Period........................................................                    $ 55,432,015        $  36,727,681
                                                                                          =================   =================



                       See notes to financial statements.

Dreyfus BASIC California Municipal Money Market Fund
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                        Investor shares
                                             -------------------------------------------------------------------------
                                              Six Months       Year Ended    Period Ended       Year Ended
                                                 Ended          June 30,       June 30,        November 30,
                                           December 31, 1996 --------------  ---------- ------------------------------
PER SHARE DATA:                               (Unaudited)   1996    1995(4)  1994(1)(2) 1993(1)(3) 1992(1)(3)  1991(1)
                                             -----------   ------   -------  ---------- ---------- ---------- --------
   Net asset value, beginning of period.       $1.00        $1.00    $1.00     $1.00     $1.00     $1.00       $1.00
                                               -----        -----    -----     -----     -----     -----       -----
   Investment Operations:
   Investment income--net................       .015         .031     .031      .012      .023      .031        0.46
                                               -----        -----    -----     -----     -----     -----       -----
   Distributions:
   Dividends from investment income--net.      (.015)       (.031)   (.031)    (.012)    (.023)    (.031)      (0.46)
                                               -----        -----    -----     -----     -----    -----        -----
   Net asset value, end of period.......       $1.00        $1.00    $1.00     $1.00     $1.00     $1.00       $1.00
                                               -----        -----    -----     -----     -----     -----       -----
                                               -----        -----    -----     -----     -----     -----       -----
TOTAL INVESTMENT RETURN.................        3.07%(5)     3.19%    3.10%     1.25%     2.41%     3.10%       4.65%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets       .37%(5)      .44%     .60%      .47%(5)   .32%      .32%        .32%
   Ratio of net investment income
      to average net assets.............        3.06%(5)     3.36%    3.07%     2.11%(5)  2.40%     3.03%       4.57%
   Decrease reflected in above expense ratios
      due to undertakings by the Manager         .08%(5)      .07%     --        .38%(5)   .76%      .51%        .46%
   Net Assets, end of period (000's Omitted) $55,432      $36,728  $15,538   $17,170   $15,490   $26,987     $27,831

--------------------
(1) On February 1, 1993 existing shares of the Fund were designated the Retail Class and the Fund began offering the Institutional Class and Investment Class of shares. Effective April 4, 1994 the Retail and Institutional Classes were reclassified as a single class of shares known as Investor shares. The Financial Highlights for the year ended June 30, 1995 are based upon an Investor share outstanding. The amounts shown for the period ended June 30, 1994 were calculated using the performance of a Retail share outstanding from December 1, 1993 to April 3, 1994, and the performance of an Investor share outstanding from April 4, 1994 to June
    30,  1994.  The  Financial  Highlights  for the year ended
    November 30, 1993 and prior periods are based upon a Retail share outstanding.
(2) The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A., served as the Fund's investment manager.
(3) The per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for this period since use of the undistributed net investment income method did not accord with results of operations.
(4) Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager.
(5) Annualized.


                       See notes to financial statements.

Dreyfus BASIC California Municipal Money Market Fund
-------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                         Class R Shares(8)
                                                     ---------------------------------------------------------
                                                      Year Ended     Year Ended   Period Ended   Period Ended
                                                       June 30,       June 30,      June 30,     November 30,
PER SHARE DATA:                                          1996        1995(1)(2)    1994(1)(3)     1993(1)(4)
                                                      ----------     ----------    ----------     ----------
   Net asset value, beginning of period...........      $1.00          $1.00         $1.00          $1.00
                                                        ------         -----         ------         ------
   Investment Operations:
   Investment income (loss)--net...................      .013           .033(5)       .013(5)        .020(5)
                                                        ------         -----         ------         ------
   Distributions:
   Dividends from investment income--net...........     (.013)         (.033)        (.013)         (.020)
                                                        ------         -----         ------         ------
   Net asset value, end of period.................        --           $1.00         $1.00          $1.00
                                                        ======         =====         ======         ======
TOTAL INVESTMENT RETURN...........................        --            3.35%         1.31%          1.98%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets........        .35%(6)        .35%          .29%(6)(7)     .28%(6)(7)
   Ratio of net investment income
      to average net assets.......................       3.40%(6)       3.32%         2.29%          2.13%(6)
   Net Assets, end of period (000's Omitted)......        --          $7,430        $9,747         $6,408

-----------------
(1) The Fund commenced selling Investment Class shares on February 1, 1993. Effective April 4, 1994 the Investment Class was reclassified as the Trust shares. Effective October 17, 1994 Trust shares were redesignated Class R shares. The table above is based upon an Investment Class share outstanding from February 1,1993 to April 3, 1994 and a Trust share outstanding from April 4, 1994 to October 16, 1994.
(2) Effective  October  17,  1994,  The  Dreyfus
    Corporation began serving as the Fund's investment manager.
(3) The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30. Prior to April 4, 1994, The Boston
    Company Advisors, Inc., served as the Fund's investment adviser. From April 4, 1994, through October 16, 1994, Mellon Bank, N.A., served as the Fund's investment manager.
(4) The per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for the period since use of the undistributed net investment income method did not accord with results of operations.
(5) Net invesment income per share before waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the periods ended June 30, 1994 and November 30, 1993 were $0.011 and $0.013, respectively.
(6) Annualized.
(7) Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the periods ended
    June 30, 1994 and November  30, 1993 were 0.67% and 1.03%,  respectively.
(8) Effective November 21, 1995, the Fund converted to a single Class Fund, with the existing R shares converted into Investor shares.



                       See notes to financial statements.

Dreyfus BASIC California Municipal Money Market Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:
  The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering seven series including the Dreyfus BASIC California Municipal Money Market Fund (the "Fund"). The Fund's investment objective is to provide a high level of current income exempt from Federal and state of California personal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality, short-term municipal securities. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"). Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares.
  Investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
  The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates. Actual results could differ from those estimates.
  (a)  Portfolio  valuation:   Investments  are  valued  at  amortized  cost  in
accordance with 2a-7 of the Investment Company Act of 1940, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
   It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
  (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.
  (c) Concentration of risk: The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers whin the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
  (d) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
  (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
  At December 31, 1996, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus BASIC California Municipal Money Market Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:
  (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .45% of the value of the Fund's average daily net assets. The Manager has undertaken through November 19, 1996 to limit its unitary fee to .35 of 1% of the Fund's average daily net assets excluding certain fees outlined below. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel). The reduction in management fee, pursuant to the undertaking, amounted to $20,787 during the period ended December 31, 1996.
  (b) Trustees' fees: Each trustee who is not an interested person as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds:
The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 3--Bank Line of Credit:

  The Fund participates with other Dreyfus-managed funds in a $100 million line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended December 31, 1996, the Fund did not borrow under the line of credit.

Dreyfus
BASIC California
Municipal Money Market Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Administrator
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940






Printed in U.S.A.                     307SA9612

Dreyfus
BASIC Massachusetts
Municipal
Money Market Fund
Semi-Annual
Report
December 31, 1996

Dreyfus BASIC Massachusetts Municipal Money Market Fund
------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:
   We are pleased to provide you with this report on Dreyfus BASIC Massachusetts Municipal Money Market Fund. For its semi-annual reporting period ended December 31, 1996, your Fund produced an annualized yield of 3.08% per share. Reinvesting dividends and calculating the effect of compounding resulted in an annualized effective yield of 3.13%.* These dividends were exempt from Federal and Commonwealth of Massachusetts personal income taxes, although some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

THE ECONOMY
   Over the reporting period, the economy grew moderately, showing little evidence of accelerating inflation despite the robust pace of new job creation and the low unemployment rate. It was fear of accelerating inflation that prompted a sharp rise in long-term interest rates earlier in the year. However, by year-end, long-term rates had fallen by one half of one percent (50 basis points) from last summer's peak. Contributing to the drop in rates was the decision of the Open Market Committee of the Federal Reserve Board (the "Fed") to leave short-term interest rates unchanged.
   Inflation at the consumer level of the economy remains in the 3% range, which has been accompanied by a comparably benign inflation picture at the production level of the economy as well. The so-called "core" Producer Price Index (it excludes the energy and food components because of their volatility) rose just
 .1% in November and a mere .6% for the previous 12 months. Producers appeared to have little ability to pass on price increases to their customers, a reason cited by the Fed as evidence of the lack of rising price inflation.
   Despite the sanguine price environment, consumers remained wary spenders and modest borrowers, and retail sales growth has been moderate. Nevertheless, the renewed decline in mortgage rates spurred the housing market: existing home sales in November increased for the first time in six months. New housing starts also rose sharply, with the November increase the largest monthly rise since
July 1995. Job growth still appears to have underlying strength: monthly increases in workers added to payrolls could also move higher. The recent unemployment rate rose slightly, but still remained near a seven-year low.
   Lending optimism to the prospect for continued economic growth was the report from The Conference Board--a private research group--that its Index of Leading Economic Indicators rose for the tenth consecutive month in November. An increase in this index generally correlates with economic expansion over the next three to twelve months. Manufacturing remained firm all year: both factory orders and industrial production rose moderately. Despite this overall strength in production, there were some signs of moderation at year-end. Inventories have built up and orders for durable goods--those items intended to last three or more years--declined.
   Last year, high employment, low inflation and moderate economic growth stayed the Fed's hand from raising interest rates. The economy is now in the sixth year of this business cycle and we remain alert to signs of the potential rekindling of inflationary pressures.

MARKET ENVIRONMENT/PORTFOLIO ACTIVITY
   Demand for tax-exempt money market securities was heavy through most of the reporting period. Continued low inflation resulted in a decrease in yields throughout the period. One-year tax-exempt notes ended the year at 3.60%, a reduction of 25 basis points from June 30, 1996. Because of solid demand and falling yields, the relative yield ratio between tax-exempt and taxable one-year money market securities ended the reporting period toward the lowest levels of the year.

   In Massachusetts, the economic recovery that began in 1992 following a severe recession in the Northeast continued into 1996. Both income and employment grew moderately throughout the period. While economic growth in the Commonwealth slowed in the latter part of 1995, nonfarm payroll rose 1.4% for the twelve months ended August 31, 1996, slightly below the national average rate of 1.9%. The unemployment rate at the end of Fiscal Year 1996 was 5.5%, approximating the national average. Employment growth sectors over the period were construction (+7%), services (+4%), foreign trade (+2%) and manufacturing (+0.1%). The increase in employment was the leading factor that caused personal income growth to exceed the national growth rate in the first half of Fiscal Year 1996.
   The Commonwealth's financial position has mirrored the improvement in the regional economy. Massachusetts has reported three consecutive years of balanced financial operations with conservative revenue estimates and expenditure controls. The excess operating revenues over this period have increased the level of reserves, including the Budget Stabilization Fund balance that reached its statutory limit in 1996. It is expected that the state legislature will raise the Stabilization Fund limit in Fiscal Year 1997 and provide a tax refund with the Fiscal Year 1996 excess funds. Also contributing to the Commonwealth's budget surplus were savings resulting from welfare reform provisions enacted in 1995.
   Despite its strong finances, the Commonwealth maintains an above average debt burden. Massachusetts will be confronted with the ramifications of the "Big Dig" project during 1997. Several plans are under consideration that provide for the majority of the funding to be absorbed by various state agencies, the Massachusetts Port Authority and the Massachusetts Turnpike Authority. Expenses for this project plus additional capital spending plans for highway, school and correctional facilities will prevent the Commonwealth from reducing its debt burden over the near term. The Commonwealth maintains A1 and A+ long-term debt ratings from Moody's and Standard & Poors, respectively.
   The towns and cities of Massachusetts are also benefiting from the region's economic recovery, primarily through modest growth in real estate assessments, lower unemployment and increased state aid. Nearly $500 million in increased spending for education reform flowed to cities and towns in Fiscal Year 1996 with a similar allocation provided in Fiscal Year 1997.
   The Fund's average portfolio maturity was lengthened to 60 days at the beginning of the period to lock in the relatively high yields then prevailing. As rates generally fell throughout the reporting period, the average maturity was shortened to 34 days on December 31, 1996, in anticipation of a market correction.
   Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.

                                                             Very truly yours,



                                                             Angela Deni
                                                             Portfolio Manager
January 15, 1997 New York, N.Y.

*Annualized effective yield is based upon dividends declared daily and reinvested monthly.

Dreyfus BASIC Massachusetts Municipal Money Market Fund
----------------------------------------------------------------------
Statement of Investments            December 31, 1996 (Unaudited)

                                                                                 Principal
Tax Exempt Investments--100.0%                                                     Amount             Value
----------------------------------------------------------------------------     -----------       ------------
Massachusetts--99.0%
Town of Attleboro, BAN 3.91%, 7/3/97.........................................     $1,000,000      $   1,000,000
City of Boston, Revenue 5.25%, Series A, 10/1/97 (Insured; MBIA).............        500,000            505,821
Boston Water and Sewer Commission, Revenue, VRDN
   3.95%, Series A (LOC; State Street Bank and Trust Co.) (a,b)..............      4,580,000          4,580,000
Town of Falmouth, Revenue 6.80%, 6/1/97......................................        150,000            151,806
Town of Gloucester, SAAN:
   4.15%, 7/18/97............................................................        676,087            676,764
   4.25%, 7/18/97............................................................      1,000,000          1,000,729
Holyoke, PCR, Refunding, VRDN (Holyoke Water Power Project)
   3.95% (LOC; Union Bank of Switzerland) (a,b)..............................        660,000            660,000
Town of Lenox, Revenue 7.25%, 11/1/97........................................        550,000            565,135
Town of Mansfield, BAN 4.15%, 8/21/97........................................      1,675,000          1,677,481
Commonwealth of Massachusetts:
   Notes 4.25%, Series A, 6/10/97............................................      2,000,000          2,003,798
   VRDN:
     4%, Series B (LOC; National Westminster Bank) (a,b).....................      2,905,000          2,905,000
     4%, Series E (LOC; ABN-Amro Bank) (a,b).................................      5,420,000          5,420,000
Massachusetts Bay Transportation Authority:
   CP:
     3.50%, Series C, 1/29/97 (LOC; West Deutsche Landesbank) (b)............      3,100,000          3,100,000
     3.90%, Series C, 1/3/97 (LOC; West Deutsche Landesbank) (b).............      2,500,000          2,500,000
   Notes:
     3.60%, Series A, 3/1/97 (LOC; State Street Bank and Trust Co.) (b)......      1,575,000          1,575,000
     3.75%, Series A, 2/28/97 (Guaranteed by; Commonwealth of Massachusetts).      1,500,000          1,500,000
Massachusetts Health and Educational Facilities Authority, Revenue:
   CP:
     (Boston University) 3.70%, Series H, 2/13/97 (LOC; Landesbank Hessen) (b)
     2,000,0002,000,000 (Harvard University) 3.40%, Series L, 2/11/97
     (Guaranteed by; Harvard University) 1,840,0001,840,000
   VRDN:
     (Amherst College) 3.95%, Series F (Guaranteed by; Amherst College) (a)..      4,300,000          4,300,000
     (Capital Asset Program):
       4%, Series A (LOC; First National Bank of Chicago) (a,b)..............        900,000            900,000
       3.95%, Series B (BPA; Credit Suisse and Insured; MBIA) (a)............        600,000            600,000
       3.95%, Series C (BPA; Credit Suisse and Insured; MBIA) (a)............      2,100,000          2,100,000
       4.15%, Series E (LOC; First Chicago Corp.) (a,b)......................      2,000,000          2,000,000
     (Falmouth Assistance For Living) 4.20%, Series A (LOC; Bank of Boston)
     (a,b) 1,000,0001,000,000 (Harvard University):
       3.80% (Guaranteed by; Harvard University) (a).........................        535,000            535,000
       3.80%, Series Q-1 (Guaranteed by; Harvard University) (a).............      1,330,000          1,330,000
       3.90%, Series I (Guaranteed by; Harvard University) (a)...............      5,115,000          5,115,000
     (Massachusetts Institute of Technology)
       3.85%, Series G (GO of; Massachusetts Institute of Technology) (a)....      2,165,000          2,165,000
     (Wellesley College) 3.85%, Series B (Guaranteed by; Wellesley College) (a)    5,115,000          5,115,000

Dreyfus BASIC Massachusetts Municipal Money Market Fund
----------------------------------------------------------------------
Statement of Investments (Continued)     December 31, 1996 (Unaudited)

                                                                                  Principal
Tax Exempt Investments--100.0%                                                      Amount            Value
----------------------------------------------------------------------------      -----------     -------------

Massachusetts (continued):
Massachusetts Health and Educational Facilities Authority, Revenue (continued):
   VRDN (continued):
     (Williams College) 3.95%, Series E (Guaranteed by; Williams College) (a)     $3,095,000      $   3,095,000
Massachusetts Industrial Finance Agency:
   Industrial Revenue, VRDN:
     (General Signal Corp.) 3.95% (LOC; Wachovia Bank and Trust Co.) (a,b)...        500,000            500,000
     Refunding:
       (Cabot Newburyport Limited) 3.95% (LOC; Bank of Boston) (a,b).........      1,250,000          1,250,000
       (First Healthcare Corp.) 4.15%, Series B
       (LOC; Wachovia Bank and Trust Co.) (a,b).                                   2,690,000          2,690,000
       (Quamco Inc.):
         3.95%, Series A (LOC; Bank of Nova Scotia) (a,b)....................      2,340,000          2,340,000
         3.95%, Series B (LOC; Banca Commerciale Italia) (a,b)...............        940,000            940,000
   Mortgage Revenue, Refunding, VRDN (Chestnut House Apartments)
     3.90% (LOC; Sumitomo Bank) (a,b)........................................        585,000            585,000
   PCR, VRDN, Refunding (Holyoke Water Power Co.)
     3.95%, Series A (LOC; Canadian Imperial Bank of Commerce) (a,b).........        660,000            660,000
   Revenue, VRDN:
     (Berkshire Project) 3.85%, Series A (LOC; National Westminster Bank) (a,b)    1,600,000          1,600,000
     (Goodard House) 4.10% (LOC; Fleet Bank) (a,b)...........................      8,360,000          8,360,000
     (Groton School Project) 3.85% (LOC; State Street Bank and Trust Co.) (a,b)    2,000,000          2,000,000
     (Hampshire College Project) 3.85% (LOC; National Westminster Bank) (a,b)      1,200,000          1,200,000
     (Showa Womens Institute) 4.25% (LOC; Bank of America) (a,b).............        400,000            400,000
   RRR, Refunding, VRDN (Ogden Haverhill Project)
     3.90%, Series A (LOC; Union Bank of Switzerland) (a,b)..................      3,880,000          3,880,000
Massachusetts Municipal Wholesale Electric Company, Power Supply Systems Revenue,
   VRDN 4%, Series C (LOC; Canadian Imperial Bank of Commerce) (a,b).........      1,735,000          1,735,000
Massachusetts Port Authority, Revenue, CP
   3.60%, Series C, 2/26/97 (LOC; Canadian Imperial Bank of Commerce) (b)....      2,000,000          2,000,000
Massachusetts Water Resource Authority:
   CP:
     3.35%, 1/23/97 (LOC; Morgan Guaranty Trust Co.) (b).....................      2,000,000          2,000,000
     3.35%, 1/30/97 (LOC; Morgan Guaranty Trust Co.) (b).....................      1,000,000          1,000,000
   Revenue 6.90%, Series A, 4/1/97 (Escrowed In; U.S. Government Securities).        725,000            730,673
Middlesex County, HR 3.69%, 12/13/96.........................................      1,500,000          1,500,000
Mohawk Trail Regional School District, BAN 4.50%, 7/25/97....................      1,100,000          1,101,896
Town of North Andover, Revenue 6.50%, 5/15/97 (Insured; MBIA)................        200,000            201,934
Town of Pittsfield, Revenue 3.75%, 10/1/97 (Insured; FSA)....................        875,000            875,000
Town of Somerville, Municipal Purpose Loan Revenue 6.50%, Series 95, 5/15/97.        500,000            505,320
Town of Weymouth, Revenue 6.75%, 7/15/97 (Insured; AMBAC)....................        675,000            684,624

Dreyfus BASIC Massachusetts Municipal Money Market Fund
----------------------------------------------------------------------
Statement of Investments (Continued)     December 31, 1996 (Unaudited)

                                                                                  Principal
Tax Exempt Investments--100.0%                                                      Amount            Value
----------------------------------------------------------------------------      -----------     -------------

U.S. Related--1.0%
Government Development Bank of the Commonwealth of Puerto Rico, CP
   3.65%, 1/14/97 (LOC; Government Development Bank of Puerto Rico) (a)......     $1,000,000        $ 1,000,000
                                                                                                 --------------
TOTAL INVESTMENTS (cost $101,655,981)........................................                      $101,655,981
                                                                                                 ==============

Summary of Abbreviations
-----------------------------------------------------------------------------

AMBAC      American Municipal Bond Assurance Corporation    HR         Hospital Revenue
BAN        Bond Anticipation Notes                          MBIA       Municipal Bond Investors Assurance
BPA        Bond Purchase Agreement                                        Insurance Corporation
CP         Commercial Paper                                 PCR        Pollution Control Revenue
GO         General Obligation                               RRR        Resources Recovery Revenue
FSA        Financial Security Assurance                     SAAN       State Aid Anticipation Notes
LOC        Letter of Credit                                 VRDN       Variable Rate Demand Notes

Summary of Combined Ratings
---------------------------------------------------------------------------

Fitch (c)          or          Moody's           or           Standard & Poor's         Percentage of Value
------                         --------                       ----------------          ------------------
F1+/F1                         VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)              85.7%
F2                             VMIG2/MIG2, P2                 SP2, A2                            1.5
AAA/AA (e)                     Aaa/Aa (e)                     AAA/AA (e)                         7.4
Not Rated (f)                  Not Rated (f)                  Not Rated (f)                      5.4
                                                                                              -------
                                                                                               100.0%
                                                                                              =======

Notes to Statement of Investments:
------------------------------------------------------------------------------
(a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(b) Secured by letters of credit. At December 31, 1996, 51.4% of the Fund's net assets are backed by letters of credit issued by domestic banks and foreign banks.
(c) Fitch currently provides creditworthiness information for a limited number of investments.
(d) P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
(e) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
(f) Securities which, while not rated by Fitch, Moody's and Standard &
    Poor's have been determined by the Fund's Board of Trustees to be of comparable quality to those rated securities in which the Fund may invest.


                       See notes to financial statements.

Dreyfus BASIC Massachusetts Municipal Money Market Fund
--------------------------------------------------------------------
Statement of Assets and Liabilities    December 31, 1996 (Unaudited)

                                                                                           Cost            Value
                                                                                       -------------   -------------
ASSETS:                     Investments in securities--See Statement of Investments     $101,655,981    $101,655,981
                            Cash.............................................                             16,013,267
                            Interest receivable..............................                                616,031
                            Other assets.....................................                                  3,399
                                                                                                        -------------
                                                                                                         118,288,678
                                                                                                        -------------

LIABILITIES:                Due to The Dreyfus Corporation...................                                 28,035
                                                                                                       -------------

NET ASSETS.....................................................................                         $118,260,643
                                                                                                       =============

REPRESENTED BY:             Paid-in capital..................................                           $118,315,746
                            Accumulated net realized gain (loss) on investments                              (55,103)
                                                                                                       -------------

NET ASSETS.....................................................................                         $118,260,643
                                                                                                       =============

SHARES OUTSTANDING
(unlimited number of shares of Beneficial Interest authorized).................                          118,313,694

NET ASSET VALUE, offering and redemption price per share.......................                                $1.00
                                                                                                              ======


Statement of Operations          Six Months Ended December 31, 1996 (Unaudited)


INVESTMENT INCOME

INCOME                      Interest Income..................................                                $1,189,144

EXPENSES:                   Management fee--Note 2(a).........................           $151,377
                            Trustees' fees and expenses--Note 2(b)...........               3,440
                                                                                       ----------
                                 Total Expenses..............................             154,817

                            Less--reduction in management fee due to
                              undertaking--Note 2(a)..........................            (34,404)
                                                                                       ----------
                                 Net Expenses................................                                   120,413
                                                                                                           ------------

INVESTMENT INCOME--NET..........................................................                              1,068,731

NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b)..............................                                (40,461)
                                                                                                          ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................                              $1,028,270
                                                                                                           ============

                       See notes to financial statements.

Dreyfus BASIC Massachusetts Municipal Money Market Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                           Six Months Ended
                                                                           December 31, 1996      Year Ended
                                                                              (Unaudited)       June 30, 1996*
                                                                           ------------------   --------------
OPERATIONS:
  Investment income--net...............................................     $  1,068,731         $  3,129,672
  Net realized gain (loss) on investments..............................          (40,461)              (7,461)
                                                                           -------------       --------------

      Net Increase (Decrease) in Net Assets Resulting from Operations..        1,028,270            3,122,211
                                                                          --------------      ---------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net:
    Investor shares....................................................         --               (1,993,334)
    Class R shares.....................................................       (1,068,731)        (1,136,338)
                                                                          --------------     --------------

      Total Dividends..................................................       (1,068,731)        (3,129,672)
                                                                          --------------    ---------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold:
    Investor shares....................................................          --              90,074,035
    Class R shares.....................................................      119,519,781        129,504,181
  Dividends reinvested:
    Investor shares....................................................          --               1,339,526
    Class R shares.....................................................          402,216            365,421
  Cost of shares redeemed:
    Investor shares....................................................           --           (167,147,872)
    Class R shares.....................................................      (53,938,193)      (103,041,570)
                                                                           --------------    --------------

      Increase (Decrease) in Net Assets from Beneficial
      Interest Transactions                                                   65,983,804        (48,906,279)
                                                                           --------------    --------------

        Total Increase (Decrease) in Net Assets........................       65,943,343        (48,913,740)

NET ASSETS:
  Beginning of Period..................................................       52,317,300        101,231,040
                                                                           -------------      -------------
  End of Period........................................................     $118,260,643       $ 52,317,300
                                                                           =============      =============

---------------
* Effective May 8, 1996, the Fund converted to a single class Fund, with existing Class R shares. Investor class shares became shares of Dreyfus Massachusetts Municipal Money Market Fund.


                       See notes to financial statements.

Dreyfus BASIC Massachusetts Municipal Money Market Fund
------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.(1)

                                                                          Class R Shares
                                                ----------------------------------------------------------------------
                                                Six Months Ended          Year Ended June 30,         Period Ended
                                                December 31, 1996 ----------------------------------    June 30,
PER SHARE DATA:                                    (Unaudited)     1996         1995(2)     1994(3)(4)    1993(3)
                                                   -----------    ------        -------     ----------    -------
   Net asset value, beginning of period.....          $1.00       $1.00         $1.00       $1.00         $1.00
                                                     ------       ------        ------      ------        ------
   Investment Operations:
   Investment income--net....................          .016        .033          .032        .019(5)       .007(5)
                                                     ------       ------        ------      ------        ------
   Distributions:
   Dividends from investment income--net.....         (.016)      (.033)        (.032)      (.019)        (.007)
                                                     ------       ------        ------      ------        ------
   Net asset value, end of period...........          $1.00       $1.00         $1.00       $1.00         $1.00
                                                     ======       ======        ======      ======        ======
TOTAL INVESTMENT RETURN.....................           3.09%(6)    3.31%         3.25%       1.97%          .73%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets..            .35%(6)     .35%          .35%        .56%(7)       .57%(6)(7)
   Ratio of net investment income
      to average net assets.................           3.11%(6)    3.24%         3.19%       1.94%         1.78%(6)
   Decrease reflected in above expense ratios
      due to undertakings by the Manager....            .10%(6)     .02%          --          --            --
   Net Assets, end of period (000's Omitted)       $118,261      52,317       $25,485     $19,830       $19,645

-------------------
(1) Effective May 8, 1996, the Fund's Investor class became shares of Dreyfus Massachusetts Municipal Money Market Fund and Class R designates were eliminated and the Fund became a single class Fund.
(2) Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager.
(3) The Fund commenced selling Investment Class shares on February 1, 1993. Effective April 4, 1994 the Investment Class was reclassified as the Trust shares. Effective October 17, 1994 Trust shares were redesignated as Class R shares. The above is based upon an Investment Class share outstanding from February 1, 1993 to April 3, 1994 and a Trust share outstanding from April 4, 1994 to October 16, 1994.
(4) Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager.
(5) Net investment income per share before waiver of fees and/or reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the year ended June 30, 1994 and period ended June 30, 1993 were $0.019 and $0.007, respectively.
(6) Annualized.
(7) Annualized expense ratios before voluntary waiver of fees and/or reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the year ended June 30, 1994 and period ended June 30, 1993 were 0.64% and 0.62%, respectively.

                       See notes to financial statements.

Dreyfus BASIC Massachusetts Municipal Money Market Fund
---------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.(1)

                                                                              Investor Shares
                                                          ------------------------------------------------------
                                                                            Year Ended June 30,
                                                          ------------------------------------------------------
PER SHARE DATA:                                             1996     1995(2)(3)   1994(2)(4)    1993(2)   1992(2)
                                                            -----    ---------    ---------    -------    ------
   Net asset value, beginning of period...............       $1.00      $1.00      $1.00        $1.00      $1.00
                                                             ------     ------     ------       ------     ------
   Investment Operations:
   Investment income--net..............................       .026       .029       .018(5)      .019(5)    .034
                                                            ------      ------     ------      ------      ------
   Distributions:
   Dividends from investment income--net...............      (.026)     (.029)     (.018)       (.019)     (.034)
                                                            ------      ------     ------       ------     ------
   Net asset value, end of period.....................        --        $1.00      $1.00        $1.00      $1.00
                                                            ======      ======     ======       ======     ======
TOTAL INVESTMENT RETURN...............................        --         2.99%      1.83%        1.94%      3.36%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets............         .51%       .60%       .70%(6)      .68%(6)    .67%
   Ratio of net investment income
      to average net assets...........................        2.60%      2.94%      1.80%        1.98%      3.38%
   Net Assets, end of period (000's Omitted)..........        --      $75,746    $86,505      $68,952   $149,679

--------------------
(1) Effective May 8, 1996, the Fund converted to a single class Fund, with existing Class R shares. Investor class shares became shares of Dreyfus Massachusetts Municipal Money Market Fund.
(2) On February 1, 1993 existing shares of the Fund were designated the Retail Class and the Fund began offering the Insitutional Class and Investment Class of shares. Effective April 4, 1994 the Retail and Institutional Classes were reclassified as a single class of shares known as Investor shares. The Financial Highlights for the year ended June 30, 1995 are based upon an Investor share outstanding. The amounts shown for the period ended June 30, 1994 were calculated using the performance of a Retail share outstanding from December 1, 1993 to April
    3, 1994, and the performance of an Investor share outstanding from April
    4, 1994 to June 30, 1994. The Financial Highlights for the year ended
    June 30, 1993 and prior periods are based upon a Retail Share outstanding.
(3) Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager.
(4) Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager.
(5) Net investment income per share before waiver of fees and/or reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the years ended June 30, 1994 and 1993 were $0.017 and $0.019, respectively.
(6) Annualized expense ratios before voluntary waiver of fees and/or reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the years ended June 30, 1994 and 1993 were 0.78% and 0.69%, respectively.

                       See notes to financial statements.

Dreyfus BASIC Massachusetts Municipal Money Market Fund
--------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:
  The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering seven series including the Dreyfus BASIC Massachusetts Municipal Money Market Fund (the "Fund"). The Fund's investment objective is to provide a high level of current income exempt from Federal income taxes and Massachusetts personal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality, short-term municipal securities. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"). Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares.

  Investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative portion of net assets of each class.

  The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments are valued at amortized cost in accordance with Rule 2a-7 of the Investment Company Act of 1940, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.

  It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

  (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.

  (C) CONCENTRATION OF RISK: The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the commonwealth and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

  (D) DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

  (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

  The Fund has an unused capital loss carryover of approximately $15,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to June 30, 1996. If not applied, $4,000 of the carryover expires in fiscal 1997, $7,000 expires in fiscal 1998, $1,000 expires in fiscal 1999, $2,000 expires in fiscal 2000 and $1,000 expires in fiscal 2002.

Dreyfus BASIC Massachusetts Municipal Money Market Fund
--------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

  At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

  (A) INVESTMENT MANAGEMENT FEE: Pursuant to the New Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .45% of the value of the Fund's average daily net assets. The Manager has undertaken through May 8, 1997 to limit its unitary fee to .35 of 1% of the Fund's average daily net assets excluding certain fees outlined below. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel). The reduction in management fee, pursuant to the undertaking, amounted to $34,404 during the period ended December 31, 1996.

  (B) TRUSTEES' FEES: Each trustee who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds:
The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 3--Bank Line of Credit:

  The Fund participates with other Dreyfus-managed funds in a $100 million line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the federal Funds rate in effect at the time of borrowings. For the period ended December 31, 1996, the Fund did not borrow under the line of credit.

NOTE 4--Subsequent Event:

   On December 13, 1996, Middlesex County, Massachusetts defaulted on payment of principal and interest on $1,500,000 (principal amount) County Hospital Revenue Anticipation Notes held by the Fund. The Fund is currently pursuing available legal remedies to protect its interest.

Dreyfus BASIC Massachusetts
Municipal Money Market Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.                     715SA9612

Dreyfus
BASIC New York
Municipal
Money Market Fund
Semi-Annual
Report



December 31, 1996

Dreyfus BASIC New York Municipal Money Market Fund
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:
   We are pleased to provide you with this report on Dreyfus BASIC New York Municipal Money Market Fund. For its semi-annual reporting period ended December 31, 1996, your Fund produced an annualized yield of 3.05% per share. Reinvesting dividends and calculating the effect of compounding resulted in an annualized effective yield of 3.09%.* All dividends were exempt from Federal, State of New York and New York City personal income taxes, although some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

THE ECONOMY
   Over the reporting period, the economy grew moderately, showing little evidence of accelerating inflation despite the robust pace of new job creation and the low unemployment rate. It was fear of accelerating inflation that prompted a sharp rise in long-term interest rates earlier in the year; by year-end, however, long-term rates had fallen by one half of one percent (50 basis points) from last summer's peak. Contributing to the drop in rates was the decision of the Open Market Committee of the Federal Reserve Board (the "Fed") to leave short-term interest rates unchanged.
   Inflation at the consumer level of the economy remains in the 3% range, which has been accompanied by a comparably benign inflation picture at the production level of the economy as well. The so-called "core" Producer Price Index (it excludes the energy and food components because of their volatility) rose just
 .1% in November and a mere .6% for the previous 12 months. Producers appeared to have little ability to pass on price increases to their customers, a reason cited by the Fed as evidence of the lack of rising price inflation.
   Despite the sanguine price environment, consumers remained wary spenders and modest borrowers, and retail sales growth has been moderate. Nevertheless, the renewed decline in mortgage rates spurred the housing market: Existing home sales in November increased for the first time in six months. New housing starts also rose sharply, with the November increase the largest monthly rise since July 1995. Job growth still appears to have underlying strength: Monthly increases in workers added to payrolls could also move higher. The recent unemployment rate rose slightly, but still remained near a seven-year low.
   Lending optimism to the prospect for continued economic growth was the report from The Conference Board -- a private research group -- that its Index of Leading Economic Indicators rose for the tenth consecutive month in November. An increase in this index generally correlates with economic expansion over the next three to twelve months. Manufacturing remained firm all year: Both factory orders and industrial production rose moderately. Despite this overall strength in production, there were some signs of moderation at year-end. Inventories have built up and orders for durable goods -- those items intended to last three or more years -- declined.
   Last year, high employment, low inflation and moderate economic growth stayed the Fed's hand from raising interest rates. The economy is now in the sixth year of this business cycle and we remain alert to signs of the potential rekindling of inflationary pressures.

MARKET ENVIRONMENT/PORTFOLIO ACTIVITY
   Demand for tax-exempt money market securities was heavy through most of the reporting period. Continued low inflation resulted in a decrease in yields throughout the period. One-year tax-exempt notes ended the year at 3.60%, a reduction of 25 basis points from June 30, 1996. Because of solid demand and falling yields, the relative yield ratio between tax-exempt and taxable one-year
money market securities ended the reporting period toward the lowest levels of the year.
   Here in New York State, audited financial statements from the June 1996 fiscal year show an improved ending cash balance of $445 million. Yet a still large accumulated budget deficit remains. Despite the economic recovery which, for the State, has lasted five years, New York has been unable to rebuild its financial reserves to pre-recession levels. The State's economy has grown very slowly during the nationwide recovery primarily because of the high cost of doing business in the State. Recently implemented tax cuts, while impeding revenue growth in the near term, should prove to be an incentive for resident businesses to remain in the State.
   The State's results in fiscal year 1996 were helped significantly by the strong revenue flow from the financial services sector, particularly Wall Street. This trend has continued into fiscal year 1997. In the just-released 1998 budget, Governor Pataki expressed his intention to close the 1998 budget gap with a projected surplus from fiscal 1997. This surplus is projected to arise primarily from higher personal tax revenues and from reduced Medicaid expenses. Given the political ramifications regarding Medicaid, any reduction in expenses is a questionable assumption. Overall, we remain neutral to slightly positive on the State's credit trend.
   The Fund's average maturity was held virtually constant throughout the period at approximately 50 days. This maturity is very similar to the portfolio's peer group average.
   Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.

                                                     Very truly yours,





                                                     Angela Deni
                                                     Portfolio Manager

January 15, 1997
New York, N.Y.

*Annualized effective yield is based upon dividends declared daily and reinvested monthly.

Dreyfus BASIC New York Municipal Money Market Fund
-------------------------------------------------------------------------
Statement of Investments                                December 31, 1996


                                                                                  Principal
Tax Exempt Investments--100.0%                                                     Amount             Value
--------------------------------------------------------------------------       -----------      -------------
New York--95.2%
Albany Industrial Development Agency, IDR, VRDN (Newkirk Products Inc., Project)
   4.30%, Series A (LOC; Fleet Bank) (a,b)...................................    $ 1,620,000      $   1,620,000
Babylon Industrial Development Agency, VRDN:
   IDR (Napco Security System Inc., Facility) 4.05% (LOC; Chase Manhattan
   Bank) (a,b)                                                                       200,000            200,000
   RRR (Equity Babylon Project) 4.15% (LOC; Union Bank of Switzerland) (a,b).      9,600,000          9,600,000
Broome County Industrial Development Agency, IDR, Refunding, VRDN
   (Bing Realty Co. Project) 4% (LOC; Meridian BankCorp.) (a,b)..............      2,250,000          2,250,000
Buffalo, RAN 4.25%, Series A, 7/15/97 (LOC; Landesbank Hessen) (a)...........      2,800,000          2,809,544
Chemung County Industrial Development Agency, Civic Facility Revenue, VRDN
   (Arnot Ogden Medical Center) 4.10% (LOC; Chase Manhattan Bank) (a,b)......      2,600,000          2,600,000
Erie County Water Authority, Water Revenue, VRDN
   3.80%, Series A (Insured; AMBAC and SBPA; National Bank of Australia) (b).      2,000,000          2,000,000
Franklin County Industrial Development Agency, IDR, VRDN
   (Kes Chateaugay Limited PartnershipProject)
   4.05%, Series A (LOC; Bank of Tokyo-Mitsubishi) (a,b).....................        500,000            500,000
Great Neck North Water Authority, Water System Revenue, Refunding, VRDN
   4%, Series A (Insured; FGIC and SBPA; FGIC) (b)...........................      9,000,000          9,000,000
Half Hallow Hills Central School District, TAN 4.25%, 6/27/97................      2,000,000          2,003,732
Huntington Unified Free School District, TAN 4.375%, 6/24/97.................      4,000,000          4,010,567
Jefferson County Industrial Development Agency, IDR, VRDN (Watertown-Carthage TV)
   3.55% (LOC; First National Bank of Chicago) (a,b).........................        100,000            100,000
Liverpool Central School District, RAN 4.50%, 6/20/97........................      5,000,000          5,013,427
Metropolitan Transportation Authority, Commuter Facilities Revenue, VRDN
   4.05% (LOC; Bank of Tokyo-Mitsubishi, Industrial Bank of Japan, Morgan Bank,
   National Westminster Bank and Sumitomo Bank) (a,b)........................        200,000            200,000
Middletown City School District 5%, 11/1/97 (Insured; FGIC)..................      2,304,000          2,329,171
Monroe County Industrial Development Agency, Revenue, Refunding, VRDN (Office Building)
   3.60% (LOC; Chase Manhattan Bank) (a,b)...................................        275,000            275,000
Montgomery Industrial Development Agency, IDR, VRDN (Service Merchandise Co.)
   3.70% (LOC; Industrial Bank of Japan) (a,b)...............................        200,000            200,000
Nassau County General Improvement:
   5%, Series S, 3/1/97 (Insured; AMBAC).....................................      2,415,000          2,421,666
   5%, Series Q, 8/1/97 (Insured; FGIC)......................................      7,000,000          7,052,075
Nassau County Industrial Development Agency, Research Facility Revenue, VRDN
   (Cold Spring Harbor Laboratory Project) 4.15% (LOC; Morgan Guaranty Trust
   Co.) (a,b)                                                                      2,000,000          2,000,000
New York City, GO:
   CP 3.35%, Series H-4, 1/23/97 (Insured; AMBAC and Liquidity Facility; Krediet
   Bank)                                                                           2,000,000          2,000,000
   VRDN:
     4%, Series A-6 (LOC; Landesbank Hessen) (a,b)...........................      3,330,000          3,330,000
     4.25%, Series B-3 (LOC; Bank of Nova Scotia) (a,b)......................      2,100,000          2,100,000
     4.25%, Series B-6 (Insured; MBIA and SBPA; Westdeutsche Landesbank) (b).      2,000,000          2,000,000
New York City Housing Development Corporation, Mortgage Revenue, VRDN:
   (Columbus Apartments)
     3.95%, Series A (LOC; Federal National Mortgage Association) (a,b)......      2,720,000          2,720,000


Dreyfus BASIC New York Municipal Money Market Fund
-------------------------------------------------------------------------
Statement of Investments (continued)                    December 31, 1996

                                                                                  Principal
Tax Exempt Investments (continued)                                                 Amount             Value
--------------------------------------------------------------------------       -----------      -------------
New York (continued)
New York City Housing Development Corporation, Mortgage Revenue, VRDN (continued):
   Multi-Family:
     (Columbus) 3.95%, Series A (LOC; Citibank) (a,b)........................    $   300,000      $     300,000
     (Tribeca Towers)
       4.05%, Series A (LOC; Federal National Mortgage Association) (a,b)....      4,300,000          4,300,000
     (West 89th Street) 4.25%, Series A (LOC; Midland Bank) (a,b)............      5,000,000          5,000,000
   Refunding (James Tower Development) 4.15%, Series A (LOC; Citibank) (a,b).        500,000            500,000
New York City Industrial Development Agency, VRDN:
   Civic Facility Revenue (National Audobon Society) 4.05% (LOC; Swiss Bank
   Corp.) (a,b)                                                                    1,400,000          1,400,000
   IDR (Brooklyn Navy Yard Cogen) 4.15% (LOC; Bank of America) (a,b).........      2,400,000          2,400,000
New York City Municipal Assistance Corporation, CP 3.40%, Series F, 2/12/97
   (Insured; AMBAC and SBPA: Bank of Nova Scotia and National Westminster Bank)    3,000,000          3,000,000
New York City Municipal Water Finance Authority:
   CP 3.50%, Series 3, 1/29/97 (LOC: Bank of Nova Scotia and Toronto-Dominion
   Bank) (a)                                                                       3,000,000          3,000,000
   Water and Sewer Systems Revenue:
     CP 3.55%, Series 4, 1/28/97 (LOC; Credit Suisse) (a)....................      2,100,000          2,100,000
     Prerefunded 7%, Series A, 6/15/97 (Escrowed in; U.S. Government Securities)   4,110,000          4,229,595
     VRDN 4.20%, Series G (Insured; FGIC) (b)................................      2,600,000          2,600,000
New York City Trust, Cultural Resource Revenue, VRDN:
   Refunding (American Museum of Natural History)
     3.80%, Series A (Insured; MBIA and SBPA; Credit Suisse) (b).............      3,800,000          3,800,000
   (Solomon R. Guggenheim) 4.05%, Series B (LOC; Swiss Bank Corp.) (a,b).....      3,400,000          3,400,000
New York State, CP 3.55%,  Series S, 2/6/97 (LOC;  Westdeutsche  Landesbank) (a)   5,600,000          5,600,000
New York State Dormitory Authority, Revenues:
   CP (Memorial Sloan Kettering)
     3.55%, Series A, 1/22/97 (LOC; Morgan Guaranty Trust Co.) (a)...........      4,000,000          4,000,000
   Prerefunded (City University Systems)
     8.125%, Series A, 7/1/97 (Escrowed in; U.S. Government Securities)......      1,050,000          1,092,653
   VRDN:
     (New York Public Library)
       4%, Series B (LOC; Canadian Imperial Bank of Commerce) (a,b)..........      4,000,000          4,000,000
     (Metropolitan Museum of Art):
       4%, Series A (Guaranty; Metropolitan Museum of Art) (b)...............      3,200,000          3,200,000
       4%, Series B (Guaranty; Metropolitan Museum of Art) (b)...............      2,850,000          2,850,000
New York State Energy, Research and Development Authority:
   PCR (New York State Electric and Gas):
     3.30%, 3/15/97 (LOC; Morgan Bank) (a)...................................      2,000,000          2,000,000
     3.85%, Series B, 10/15/97 (LOC; Union Bank of Switzerland) (a)..........      3,250,000          3,250,000
   VRDN:
     Electric Facilities Revenue (LILCOProject)
       4.05%, Series A (LOC; Toronto-Dominion Bank) (a,b)....................        500,000            500,000

Dreyfus BASIC New York Municipal Money Market Fund
-------------------------------------------------------------------------
Statement of Investments (continued)                    December 31, 1996

                                                                                  Principal
Tax Exempt Investments (continued)                                                 Amount             Value
--------------------------------------------------------------------------       -----------      -------------
New York (continued)
New York State Energy, Research and Development Authority (continued):
   VRDN (continued):
     PCR:
       (Rochester Gas and Electric) 3.40% (LOC; The Bank of New York) (a,b)..    $   700,000         $  700,000
       Refunding (New York Electric and Gas)
         3.95%, Series C (LOC; Morgan Guaranty Trust Co.) (a,b)..............      2,300,000          2,300,000
New York State Environmental Facilities Corporation, SWDR, Refunding,CP
   (General Electric Co. Project)
   3.30%, Series A, 1/23/97 (LOC; General Electric Co.) (a)..................      4,150,000          4,150,000
New York State Housing Finance Agency, VRDN:
   HR:
     (East 84th Street) 4.15%, Series A (LOC; Fleet Bank) (a,b)..............      1,600,000          1,600,000
     (Liberty View Apartments) 4% (LOC; Chase Manhattan Bank) (a,b)..........      4,100,000          4,100,000
   Revenue (Mount Sinai School of Medicine)  3.85%,  Series A (LOC;  Sanwa Bank)
(a,b) 1,700,0001,700,000 New York State Job Development Authority, VRDN:
   3.60%, Series D-1 to D-9 (LOC; Sumitomo Bank) (a,b).......................        175,000            175,000
   3.65%, Series A-1 to A-9 (LOC; Sumitomo Bank) (a,b).......................        515,000            515,000
   3.65%, Series B-1 to B-6 (LOC; Sumitomo Bank) (a,b).......................        115,000            115,000
   3.65%, Series C-1 to C-34 (LOC; Sumitomo Bank) (a,b)......................        365,000            365,000
   4.30%, Series A-1 to A-42 (Guaranty; New York State and SBPA; Fuji Bank) (b)    2,975,000          2,975,000
   4.30% Series B-1 to B-21 (Guaranty; New York State and SBPA; Fuji Bank) (b)     3,825,000          3,825,000
New York State Local Governmental Assistance Corporation, VRDN:
   4%, Series B (LOC: Credit Suisse and Swiss Bank Corp.) (a,b)..............      6,000,000          6,000,000
   4%, Series D (LOC; Societe Generale) (a,b)................................      5,900,000          5,900,000
   4%, Series E (LOC; Canadian Imperial Bank of Commerce) (a,b)..............      2,000,000          2,000,000
   4%, Series F (LOC; Toronto-Dominion Bank) (a,b)...........................      4,100,000          4,100,000
New York State Medical Care Facilities Finance Agency, Revenue:
   Refunding, Prerefunded (Mental Health Services Facility)
     8.875%, Series A, 8/15/97 (Escrowed in; U.S. Government Securities).....      4,430,000          4,653,338
   VRDN(Pooled Equipment Loan Program II) 3.90% (LOC; Chase Manhattan Bank) (a,b)  4,100,000          4,100,000
Niagara Falls Bridge Commission, TollRevenue, VRDN
   3.80%, Series A (Insured; FGIC and LOC; Industrial Bank of Japan) (a,b)...      3,400,000          3,400,000
North Tonawanda City School District, BAN 4.25%, 6/12/97.....................      3,386,000          3,393,233
Onondaga County 4.40%, 2/15/97...............................................      2,050,000          2,052,023
Onondaga County Industrial Development Agency, IDR, VRDN:
   (First Republic Corp. American) 4.05% (LOC; Chase Manhattan Bank) (a,b)...      1,100,000          1,100,000
   (Pass and Seymour Project) 3.40% (LOC; Banque Nationale DeParis) (a,b)....        300,000            300,000
Town of Oyster Bay, Prerefunded  7.10%, 3/1/97 (Insured; FGIC)...............        400,000            402,402
Roslyn Unified Free School District, BAN 4.25%, 1/17/97......................      4,000,000          4,001,109
Saint Lawrence Industrial Development Agency, EIR, VRDN (Reynolds Metals Co. Project)
   4% (LOC; Royal Bank of Canada) (a,b)......................................      1,100,000          1,100,000


Dreyfus BASIC New York Municipal Money Market Fund
-------------------------------------------------------------------------
Statement of Investments (continued)                    December 31, 1996

                                                                                  Principal
Tax Exempt Investments (continued)                                                 Amount             Value
--------------------------------------------------------------------------       -----------      -------------
New York (continued)
Suffolk County, Refunding (Southwest Sewer District) 4%, 2/1/97 (Insured:MBIA)   $ 6,855,000        $ 6,857,375
Suffolk County Industrial Development Agency, VRDN:
   Civil Facility Revenue (Suffolk Child Care Center Project)
     4.15% (LOC; Barclays Bank) (a,b)........................................        700,000            700,000
   IDR, Refunding (Target Rock Corporation) 4% (LOC; Bank of Nova Scotia) (a,b)    2,500,000          2,500,000
Suffolk County Public Improvement 4.875%, Series D, 8/1/97 (Insured; FGIC)...      2,700,000          2,719,170
Suffolk County Water Authority, VRDN 3.90% (LOC; Bank of Nova Scotia) (a,b)..      6,000,000          6,000,000
Triborough Bridge and Tunnel Authority:
   Prerefunded 8.25%, Series K, 1/1/97 (Escrowed in; U.S. Government Securities)   7,785,000          7,966,528
   Special Obligation, VRDN 4% (Insured; FGIC and Liquidity Facility; FGIC) (b)      200,000            200,000
Westchester County 4.60%, 11/15/97...........................................      7,945,000          8,017,065
Western Nassau County Water Authority, Systems Revenue
   3.70%, 5/1/97 (Insured; AMBAC)............................................        460,000            460,025
Yonkers Industrial Development Agency, Civil Facility Revenue, VRDN
   (Consumers Union Facility)
   3.90% (Insured; AMBAC and SBPA; Credit Locale De France) (b)..............      3,500,000          3,500,000
U.S. Related--4.8%
Commonwealth of Puerto Rico Government Development Bank:
   CP:
     3.65%, 1/14/97 (Guaranty; Puerto Rico Development Bank).................      2,000,000          2,000,000
     3.45%, 2/7/97 (Guaranty; Puerto Rico Development Bank)..................      5,000,000          5,000,000
     3.55%, 2/7/97 (Guaranty; Puerto Rico Development Bank)..................      2,000,000          2,000,000
   Refunding, VRDN 3.75% (LOC; Credit Suisse) (a,b)..........................      1,500,000          1,500,000
Puerto Rico Electric Power Authority, Electric Revenue,Refunding, Prerefunded
   8.35%, 7/1/97 (Insured; MBIA and Escrowed in; U.S. Government Securities).      1,000,000          1,041,154
Puerto Rico Industrial Medical and Environmental Pollution Control Facility Finance Authority,
   Revenue, VRDN (AGMEF Project) 4.10% (LOC; Bank of Tokyo-Mitsubishi) (a,b).        200,000            200,000
                                                                                                 --------------
TOTAL INVESTMENTS (cost $246,540,852)........................................                     $ 246,540,852
                                                                                                 ==============


Dreyfus BASIC New York Municipal Money Market Fund
--------------------------------------------------------------------------

Summary of Abbreviations
--------------------------------------------------------------------------


AMBAC      American Municipal Bond Assurance Corporation    MBIA       Municipal Bond Investors Assurance
BAN        Bond Anticipation Notes                                        Insurance Corporation
CP         Commercial Paper                                 PCR        Pollution Control Revenue
EIR        Environment Improvement Revenue                  RAN        Revenue Anticipation Notes
FGIC       Financial Guaranty Insurance Company             RRR        Resources Recovery Revenue
HR         Hospital Revenue                                 SBPA       Standby Bond Purchase Agreement
IDR        Industrial Development Revenue                   TAN        Tax Anticipation Notes
LOC        Letter of Credit                                 VRDN       Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)
----------------------------------------------------------------------


Fitch (c)          or          Moody's           or           Standard & Poor's         Percentage of Value
------                         --------                       ----------------          ------------------
F1+/F1                         VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)              75.3%
AAA/AA (e)                     Aaa/Aa (e)                     AAA/AA (e)                        21.3
Not Rated (f)                  Not Rated (f)                  Not Rated (f)                      3.4
                                                                                             -------
                                                                                               100.0%
                                                                                             =======

Notes to Statement of Investments:
-------------------------------------------------------------------------------
(a) Secured by letters of credit. At December 31, 1996, 51% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks, government agencies and corporations.
(b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(c) Fitch currently provides creditworthiness information for a limited number of investments.
(d) P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
(e) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
(f) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Fund's Board of Trustees to be of comparable quality to those rated securities in which the Fund may invest.


                       See notes to financial statements.

Dreyfus BASIC New York Municipal Money Market Fund
------------------------------------------------------------------------------
Statement of Assets and Liabilities              December 31, 1996 (Unaudited)


                                                                                                    Cost            Value
                                                                                                -------------   -------------
ASSETS:                       Investments in securities--See Statement of Investments           $246,540,852    $246,540,852
                              Interest receivable..............................                                    2,091,270
                                                                                                                -------------
                                                                                                                 248,632,122
                                                                                                                -------------
LIABILITIES:                  Due to The Dreyfus Corporation...................                                       84,817
                              Cash overdraft due to Custodian..................                                      180,326
                                                                                                                -------------
                                                                                                                     265,143
                                                                                                                -------------
NET ASSETS.....................................................................                                 $248,366,979
                                                                                                                =============
REPRESENTED BY:               Paid-in capital..................................                                 $248,367,380
                              Accumulated net realized gain (loss) on investments                                       (401)
                                                                                                                -------------
NET ASSETS.....................................................................                                 $248,366,979
                                                                                                                =============
SHARES OUTSTANDING
(unlimited number of shares of Beneficial Interest authorized).................                                  248,367,380


NET ASSET VALUE, offering and redemption price per share.......................                                        $1.00
                                                                                                                       ======

                       See notes to financial statements.

Dreyfus BASIC New York Municipal Money Market Fund
--------------------------------------------------------------------------
Statement of Operations     Six Months Ended December 31, 1996 (Unaudited)


INVESTMENT INCOME

INCOME                        Interest Income..................................                                 $3,653,419

EXPENSES:                     Management fee--Note 2(a).........................                $468,651
                              Trustees' fees and expenses--Note 2(b)...........                   10,651
                                                                                               ----------
                                   Total Expenses..............................                  479,302

                              Less--reduction in management fee due to
                                undertaking--Note 2(a)..........................                 (94,701)
                                                                                               ----------
                                   Net Expenses................................                                    384,601
                                                                                                                ------------
INVESTMENT INCOME--NET, representing net increase in net assets
      resulting from operations................................................                                 $3,268,818
                                                                                                                ------------
                                                                                                                ------------


                       See notes to financial statements.

Dreyfus BASIC New York Municipal Money Market Fund
------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                         Six Months Ended
                                                                                         December 31, 1996      Year Ended
                                                                                            (Unaudited)        June 30, 1996
                                                                                         ----------------     --------------
OPERATIONS:
  Investment income--net................................................                   $  3,268,818        $  2,250,574
  Net realized gain (loss) on investments..............................                          --                    (391)
                                                                                          -----------------   -----------------
      Net Increase (Decrease) in Net Assets Resulting from Operations..                       3,268,818           2,250,183
                                                                                          -----------------   -----------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net:
    Investor shares....................................................                      (3,268,818)         (2,138,509)
    Class R shares.....................................................                          --                (112,065)
  Net reailzed gain on investments:
    Investor shares....................................................                          --                    (349)
                                                                                          -----------------   -----------------
      Total Dividends..................................................                      (3,268,818)         (2,250,923)
                                                                                          -----------------   -----------------
BENEFICIAL  INTEREST  TRANSACTIONS  ($1.00 per share):
  Net proceeds from shares sold:
    Investor shares....................................................                     228,093,995         224,508,939
    Class R shares.....................................................                          --               4,827,833
  Dividends reinvested:
    Investor shares....................................................                       2,906,996           1,957,795
    Class R shares.....................................................                          --                  23,917
  Cost of shares redeemed:
    Investor shares....................................................                    (139,125,313)        (91,714,099)
    Class R shares.....................................................                          --             (12,901,810)
                                                                                          -----------------   -----------------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions                91,875,678         126,702,575
                                                                                          -----------------   -----------------

        Total Increase (Decrease) in Net Assets........................                      91,875,678         126,701,835

NET ASSETS:
  Beginning of Period..................................................                     156,491,301          29,789,466
                                                                                          -----------------   -----------------
  End of Period........................................................                    $248,366,979        $156,491,301
                                                                                          =================   =================


                       See notes to financial statements.

Dreyfus BASIC New York Municipal Money Market Fund
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.(1)



                                                                     Investor Shares
                                    --------------------------------------------------------------------------------
                                     Six Months Ended  Year Ended June 30, Period Ended   Year Ended November 30,
                                     December 31, 1996 -------------------  June 30,      --------------------------
PER SHARE DATA:                         (Unaudited)     1996    1995(2)(3)  1994(2)(4)   1993(2)   1992(2)   1991(2)
                                        -----------   --------  ----------  ----------  --------   -------   -------
   Net asset value, beginning of period    $1.00       $1.00      $1.00       $1.00      $1.00      $1.00     $1.00
                                           ------      ------     ------      ------     ------     ------    ------
   Investment Operations:
   Investment income--net............       .015        .031       .029        .012       .021       .031      .046
                                           ------      ------     ------      ------     ------     ------    ------
   Distributions:
   Dividends from investment
      income--net....................      (.015)      (.031)     (.029)      (.012)     (.021)     (.031)    (.046)
                                           ------      ------     ------      ------     ------     ------    ------
      Net asset value, end of period       $1.00       $1.00      $1.00       $1.00      $1.00      $1.00     $1.00
                                           ------      ------     ------      ------     ------     ------    ------
                                           ------      ------     ------      ------     ------     ------    ------
TOTAL INVESTMENT RETURN.............        3.07%(5)    3.14%      2.95%       1.23%      2.15%      3.11%     4.65%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average
      net assets....................         .36%(5)     .43%       .60%        .44%(5)    .31%       .32%      .32%
   Ratio of net investment income
      to average net assets.........        3.07%(5)    3.43%      2.97%       2.12%(5)   2.13%      3.08%     4.58%
   Decrease reflected in above expense
      ratios due to undertakings by the
      Manager.......................         .09%(5)     .09%       --          .53%(5)    .98%       .71%      .61%
   Net Assets, end of period
      (000's Omitted)...............    $248,367    $156,491    $21,739      $8,011     $9,356    $11,183   $15,989

--------------------
(1) Effective December 8, 1995, the Fund's Investor shares became a single class Fund without a class designation.
(2) On February 1, 1993 existing shares of the Fund were designated the Retail Class and the Fund began offering the Institutional Class and Investment Class of shares. Effective April 4, 1994 the Retail and Institutional Classes were reclassified as a single class of shares known as Investor shares. The Financial Highlights for the year ended June 30, 1995 are based upon an Investor share outstanding. The amounts shown for the period ended June 30, 1994 were calculated using the performance of a Retail share outstanding from December 1, 1993 to April 3, 1994, and the performance of an Investor share outstanding from April 4, 1994 to June
    30, 1994. The Financial Highlights for the year ended November 30, 1993 and prior periods are based upon a Retail Share outstanding.
(3) Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager.
(4) The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30. Prior to April 4, 1994, The Boston
    Company Advisors, Inc. served as the Fund's investment adviser. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager.
(5) Annualized.



                       See notes to financial statements.

Dreyfus BASIC New York Municipal Money Market Fund
------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.(1)



                                                                            Class R Shares
                                                       ------------------------------------------------------
                                                          Year Ended June 30,     Period Ended   Period Ended
                                                       ----------------------       June 30,     November 30,
PER SHARE DATA:                                         1996          1995(2)       1994(3)(4)       1993(3)
                                                       ------         ------        ----------       --------
   Net asset value, beginning of period...........     $1.00          $1.00           $1.00           $1.00
                                                       ------         ------          ------          ------
   Investment Operations:
   Investment income--net..........................     .015           .031            .013(5)         .018(5)
                                                       ------         ------          ------          ------
   Distributions:
   Dividends from investment income--net...........    (.015)         (.031)          (.013)          (.018)
                                                       ------         ------          ------          ------
   Net asset value, end of period.................       --           $1.00           $1.00           $1.00
                                                       ------         ------          ------          ------
                                                       ------         ------          ------          ------
TOTAL INVESTMENT RETURN...........................       --            3.21%           1.32%           1.76%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets........       .35%(6)        .35%            .28%(6)(7)      .26%(6)(7)
   Ratio of net investment income
      to average net assets.......................      3.32%(6)       3.22%           2.27%(6)        2.12%(6)
   Net Assets, end of period (000's Omitted)......        --         $8,050          $5,459          $7,700

-----------------
(1) Effective December 8, 1995, the Fund coverted to a single Class Fund, with the existing R shares coverted into Investor shares.
(2) Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager.
(3) The Fund commenced selling Investment Class shares on February 1, 1993. Effective April 4, 1994 the Investment Class was reclassified as the Trust shares. Effective October 17, 1994 Trust shares were redesignated as Class R shares. The above is based upon the Investment Class share outstanding from February 1, 1993 to April 3, 1994 and a Trust outstanding from April 4,
    1994 to October 16, 1994.
(4) The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager.
(5) Net invesment income per share before waiver of fees and/or reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the periods ended June 30, 1994 and November 30, 1993 were $0.010 and $0.007, respectively.
(6) Annualized.
(7) Annualized expense ratios before voluntary waiver of fees and/or reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the periods ended June 30, 1994 and November 30, 1993 were 0.82% and 1.22%, respectively.


                       See notes to financial statements.

Dreyfus BASIC New York Municipal Money Market Fund
--------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:
  The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering seven series including the Dreyfus BASIC New York Municipal Money Market Fund (the "Fund"). The Fund's investment objective is to provide a high level of current income exempt from Federal income taxes and New York State and New York City personal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality, short-term municipal securities. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"). Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares.
  Investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
  The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
  (a) Portfolio valuation: Investments are valued at amortized cost in accordance with Rule 2a-7 of the Investment Company Act of 1940, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
   It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
  (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.
  (c) Concentration of risk: The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
  (d) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income--net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
  (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
  At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus BASIC New York Municipal Money Market Fund
--------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:
  (a) Investment management fee: Pursuant to the New Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .45% of the value of the Fund's average daily net assets. The Manager has undertaken through December 8, 1996 to limit its unitary fee to .35 of 1% of the value of the Fund's average daily net assets excluding certain fees outlined below. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel). The reduction in management fee, pursuant to the undertaking, amounted to $94,701 during the period ended December 31, 1996.
  (b) Trustees' fees: Each trustee who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds:
The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.
NOTE 3--Bank Line of Credit:
  The Fund participates with other Dreyfus-managed funds in a $100 million line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended December 31, 1996, the Fund did not borrow under the line of credit.

Dreyfus BASIC New York
Municipal Money Market Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


















Printed in U.S.A.                     316SA9612



Semi-Annual Report
Premier Limited Term
California
Municipal Fund
December 31, 1996
PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Premier Limited
Term California Municipal Fund. For its semi-annual reporting period ended December 31, 1996, your Fund produced total returns of 3.95%, 3.68%, 3.68% and 4.08% for its Class A, Class B, Class C and Class R shares, respectively.* During this six-month period, the Fund paid income dividends, which were exempt from Federal and State of California personal income taxes, in the amounts of approximately $.300 per share for Class A shares, $.266 per share for Class B shares, $.267 per share for Class C shares and $.316 per share for Class R shares.** This amounts to annualized tax-free distribution rates per share of 4.41%, 4.03%, 4.04% and 4.79 % for Class A, Class B, Class C and Class R shares, respectively.***
THE ECONOMY
    Over the reporting period, the economy grew moderately, showing little evidence of accelerating inflation despite the robust pace of new job creation and the low unemployment rate. It was fear of accelerating inflation that prompted a sharp rise in long-term interest rates earlier in the year.
By year-end, however, long-term rates had fallen by one half of one percent (50 basis points) from last summer's peak. Contributing to the drop in rates was the decision of the Open Market Committee of the Federal Reserve Board (the "Fed") to leave short-term interest rates unchanged.
    Inflation at the consumer level of the economy remains in the 3% range, which has been accompanied by a comparably benign inflation picture at the production level of the economy as well. The so-called "core" Producer Price Index (it excludes the energy and food components because of their volatility) rose just 0.1% in November and a mere 0.6% for the previous 12 months. Producers appeared to have little ability to pass on price increases to their customers, a reason cited by the Fed as evidence of the lack of rising price inflation.
    Despite the sanguine price environment, consumers remained wary spenders and modest borrowers, and retail sales growth has been moderate.
Nevertheless, the renewed decline in mortgage rates spurred the housing market. Existing home sales in November increased for the first time in six months. New housing starts also rose sharply, with the November increase the largest monthly rise since July 1995. Job growth still appears to have underlying strength and monthly increases in workers added to payrolls could also move higher. The recent unemployment rate rose slightly, but still remained near a seven-year low.
    Lending optimism to the prospect for continued economic growth was the report from The Conference Board _ a private research group _ that its Index of Leading Economic Indicators rose for the tenth consecutive month in November. An increase in this index generally correlates with economic expansion over the next three to twelve months. Manufacturing remained firm all year with both factory orders and industrial production rising moderately. Despite this overall strength in production, there were some signs of moderation at year-end. Inventories have built up and orders for durable goods _ those items intended to last three or more years _ declined.
    Last year, high employment, low inflation and moderate economic growth stayed the Fed's hand from raising interest rates. The economy is now in the sixth year of this business cycle and we remain alert to signs of the potential rekindling of inflationary pressures.
MARKET ENVIRONMENT/PORTFOLIO ACTIVITY
    Economic strength in California continues. Non-farm employment is up by 400,000 jobs for the twelve months ended October 1996. Employment has grown faster in California than for the United States overall. Results were particularly impressive in the manufacturing sector where 80,000 new jobs were added while the nation lost 140,000. The jobless rate fell to 6.9% by October, the lowest rate since December 1990. Despite a weak home building market in California, construction employment is also outpacing the rest of the nation.

    Revenue growth has been strong. As of November 1996, personal income tax receipts are 3.5% above forecasted levels, and bank and corporation taxes are slightly above estimates. Overall, General Fund revenues are almost $500 million higher than forecasted through November 1996.
    One caveat to the overall positive outlook was the passage of Proposition
218. This proposition requires a simple majority vote on any proposal to raise taxes and creates the possibility of overturning certain taxes through initiative petition. Rating agencies, attorneys and analysts are still evaluating the precise effect that Proposition 218 will have on the various debt issuers. Moody's has already downgraded Los Angeles and San Diego because of the proposition and feels it will diminish the financial flexibility of cities and counties. If this is so, there will be a direct effect on general obligations and leases; the impact on revenue and tax assessment bonds is less clear. We will continue to monitor the effect of Proposition 218.
    Buoyed by the strength in the taxable bond market and waning attention to tax reform, municipal bond prices rose throughout the reporting period. Demand was particularly strong in July due to heavier than normal maturity and coupon payments on July 1st. However, the decline in interest rates also increased new issue supply as issuers opportunistically refinanced older, higher coupon debt. Consequently, the total new issue supply in the municipal marketplace for 1996 was $182 billion, well above the expectations of most analysts. As a result, longer maturity municipal bond prices rose in response to this demand during the second half of 1996. Overall though, for the full calendar year, these same securities declined in value and their yield increased by 35 basis points. Prices on comparable Treasury securities declined even further than municipals during the same period, increasing their yields by more than 70 basis points. Thus, municipal bonds significantly outperformed taxable fixed-income securities in 1996.
    In keeping with its objective of maximizing income consistent with the prudent risk of capital, the Fund emphasized premium coupon, high quality securities throughout the reporting period. The weighted average maturity of the portfolio was extended slightly during the second half of 1996 in anticipation of a declining interest rate environment and to be more neutral relative to its peer group of funds. The average maturity was increased from
7.15 years on June 30, 1996 to 7.44 years by December 31, 1996.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,
                          (Collette O'Brien Signature Logo)
                              Collette O'Brien
                              Portfolio Manager
January 15, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid without taking into account the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
**Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
***    Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price in the case of Class A shares or the net asset value per share in the case of Class B, Class C and Class R shares at the end of the period, adjusted for capital gain distributions.



PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
STATEMENT OF INVESTMENTS                                                                   DECEMBER 31, 1996 (UNAUDITED)
                                                                                                  Principal
Long-Term Municipal Investments_94.8%                                                               Amount          Value
                                                                                                 -----------     -----------
California_77.8%
California Housing Finance Agency:
    Home Mortgage Revenue 5.65%, 8/1/2006 (Insured; MBIA)...................                     $   655,000     $   667,190
    MFHR:
      5.10%, 2/1/2003 (Insured; AMBAC)......................................                         460,000         462,990
      5.25%, 2/1/2004 (Insured; AMBAC)......................................                         430,000         433,139
California Public Works Board, Lease Revenue:
    (Corcoran State Prison) 7%, 9/1/1998....................................                         200,000         204,508
    High Technology Facilities (Berkeley Campus) 7.20%, 3/1/2001............                         150,000         157,635
California Rural Home Mortgage Finance Authority, Single Family Mortgage
Revenue
    5.75%, 8/1/2009 (Collateralized; GNMA)..................................                         725,000         739,942
Elk Grove Unified School District, Special Tax Revenue, Refunding
    (Community Facilities District No. 1) 6.50%, 12/1/2006 (Insured; AMBAC).                         400,000         454,660
Franklin-McKinley School District, Refunding 5.20%, 7/1/2004 (Insured; MBIA)                         375,000         388,774
Kern High School District, Refunding 6.40%, 2/1/2012 (Insured; MBIA)........                         750,000         847,028
Los Angeles, Wastewater System Revenue:
    6.60%, 6/1/1998.........................................................                         400,000         414,616
    7.10%, 11/1/1998........................................................                         150,000         156,653
Los Angeles County Housing Authority, MFHR (Monrovia Project)
    7.625%, 12/1/2028 (Prerefunded 12/1/1999) (Insured; CIC) (a)............                         100,000         101,094
Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue
    8%, 7/1/2000 (Insured; AMBAC)...........................................                         500,000         559,265
Los Angeles County Transportation Commission, Sales Tax Revenue 6.80%, 7/1/1999                      150,000         159,201
Metropolitan Water District of Southern California, Waterworks Revenue 6.375%, 7/1/2002              835,000         912,872
Northern California, Transmission Revenue, Refunding (Project No. 1)
    6.25%, 8/15/2000 (Insured; MBIA)........................................                         360,000         377,986
Port Oakland, Port Revenue 6%, 11/1/2002 (Insured; MBIA)....................                         500,000         534,445
Redding JT Powers Financing Authority, Electrical Systems Revenue
    5.25%, 6/1/2015 (Insured; MBIA).........................................                         670,000         652,614
Riverside County Transportation Commission, Sales Tax Revenue
    6.50%, 6/1/2001 (Insured; AMBAC)........................................                         520,000         564,569
Sacramento Municipal Utilities District, Electrical Revenue:
    5.85%, 7/1/2000 (Insured; FGIC).........................................                         100,000         105,269
    6.30%, 9/1/2001 (Insured; MBIA).........................................                         500,000         539,755
San Bernardino Transportation Authority, Sales Tax Revenue 6%, 3/1/2002 (Insured; FGIC)              440,000         470,325
San Diego County Regional Transportation Commission, Sales Tax Revenue
    6%, 4/1/2004 (Insured; FGIC)............................................                         750,000         813,330
San Diego Redevelopment Agency, Tax Allocation (Centre City Project)
    5.50%, 9/1/2001 (Insured; AMBAC)........................................                         600,000         628,434
San Francisco Bay Area Rapid Transit District, Sales Tax Revenue, Refunding
    6.70%, 7/1/2000.........................................................                         500,000         539,265

PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                            DECEMBER 31, 1996 (UNAUDITED)
                                                                                                Principal
Long-Term Municipal Investments (continued)                                                       Amount          Value
                                                                                                -----------    -----------
California (continued)
San Francisco City and County Airport Commission, International Airport Revenue
    5.625%, 5/1/2006 (Insured; FGIC)........................................                     $   500,000    $    525,710
San Francisco City and County Public Utilities Commission, Water Revenue,
Refunding:
    6%, 11/1/2003...........................................................                         750,000         814,942
    6.375%, 11/1/2006.......................................................                         500,000         547,065
San Mateo County Transit District, Sales Tax Revenue 6.20%, 6/1/1999 (Insured; MBIA)                 100,000         105,687
Santa Margarita-Dana Point Authority, Revenue, Refunding
    7.25%, 8/1/2007 (Insured; MBIA).........................................                         500,000         593,600
Santa Rosa, Waste Water Revenue
    6.20%, 9/1/2003 (Prerefunded 9/1/2002) (Insured; FGIC) (a)..............                         350,000         386,858
Simi Valley Unified School District, Refunding 6.25%, 8/1/2004 (Insured; FGIC)                       700,000         770,147
Southern California Public Power Authority, Power Project Revenue, Refunding
    (Hydroelectric-Hoover Uprating Project) 6.30%, 10/1/2002................                         420,000         457,871
State of California 6.60%, 2/1/2009.........................................                         510,000         580,079
Tri-City California, Hospital District Revenue, Refunding
    6%, 2/15/2005 (Insured; MBIA)...........................................                         500,000         541,155
West and Central Basin Financing Authority, Revenue 6%, 8/1/2005 (Insured; AMBAC)                    620,000         668,242
Westside Unified School District, Refunding 6%, 8/1/2014 (Insured; AMBAC)...                         385,000         414,410
U.S. Related_17.0%
Commonwealth of Puerto Rico, Refunding 6.25%, 7/1/2011 (Insured; MBIA)......                         750,000         831,525
Puerto Rico Highway and Transportation Authority, Highway Revenue
    6.25%, 7/1/2004 (Insured; MBIA).........................................                         500,000         553,335
Puerto Rico Public Buildings Authority, Government Guaranteed Facilities
    6.25%, 7/1/2010 (Insured; AMBAC) (Guaranteed; Commonwealth of Puerto Rico)                       750,000         831,488
Puerto Rico Electric Power Authority, Power Revenue 6.50%, 7/1/2006 (Insured; MBIA)                  625,000         706,575
University of Puerto Rico, University Revenue, Refunding
    6.25%, 6/1/2008 (Insured; MBIA).........................................                         750,000         835,957
                                                                                                                 -----------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $21,120,811)......................................................                                     $22,050,205
                                                                                                                 ============

Short-Term Municipal Investments_5.2%
California:
California Health Facilities Finance Authority, Catholic Healthcare Revenue VRDN
    3.10% (Insured; MBIA) (c)...............................................                   $     100,000     $   100,000
Los Angeles Regional Airports Improvement Corp., Lease Revenue, VRDN:
    3.50% (LOC; Societe Generale) (b,c).....................................                         500,000         500,000
    3.40% (LOC; Societe Generale) (b,c).....................................                         300,000         300,000

PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                           DECEMBER 31, 1996 (UNAUDITED)
                                                                                                Principal
Short-Term Municipal Investments (continued)                                                       Amount           Value
                                                                                               -----------       -----------
California (continued):
Palm Springs Community Redevelopment Agency, Lease Revenue, COP VRDN
    3.30% (LOC; Citibank) (b,c).............................................                    $    200,000    $    200,000
San Diego County, Multifamily Housing Revenue, VRDN 3.25% (c)...............                         100,000         100,000
                                                                                                                 -----------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
    (cost $1,200,000).......................................................                                    $  1,200,000
                                                                                                                =============
TOTAL INVESTMENTS_100.0%
    (cost $22,320,811)......................................................                                     $23,250,205
                                                                                                                 ============




Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      LOC     Letter of Credit
CIC           Continental Insurance Company                      MBIA    Municipal Bond Investors Assurance
COP           Certificate of Participation                                    Insurance Corporation
FGIC          Financial Guaranty Insurance Company               MFHR    Multi-Family Housing Revenue
GNMA          Government National Mortgage Association           VRDN    Variable Rate Demand Notes


Summary of Combined Ratings
Fitch (d)              or          Moody's             or         Standard & Poor's          Percentage of Value
------                             -------                        ----------------            -----------------
AAA                                Aaa                            AAA                               73.1
AA                                 Aa                             AA                                14.8
A                                  A                              A                                  6.9
F1                                 MIG1                           SP1                                5.2
                                                                                                   ------
                                                                                                   100.0%
                                                                                                   ======

Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Secured by letter of credit.
    (c) Security payable on demand. The interest rate, which is subject to change, is based upon bank prime rate or an index of market interest rates.
    (d) Fitch currently provides creditworthiness information for a limited number of investments.
    (e) At December 31, 1996, 34.9% of the Funds net assets were insured by MBIA.



SEE NOTES TO FINANCIAL STATEMENTS.



PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                  DECEMBER 31, 1996 (UNAUDITED)
                                                                                                      Cost              Value
                                                                                                  ------------      ------------
ASSETS:                          Investments in securities_See Statement of Investments            $22,320,811      $23,250,205
                                 Cash.......................................                                             46,119
                                 Interest receivable........................                                            443,550
                                                                                                                    ------------
                                                                                                                     23,739,874
                                                                                                                    ------------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                           20,537
                                 Due to Distributor.........................                                                144
                                                                                                                    ------------
                                                                                                                         20,681
                                                                                                                    ------------
NET ASSETS..................................................................                                         $23,719,193
                                                                                                                    ============
REPRESENTED BY:                  Paid-in capital............................                                        $22,777,187
                                 Accumulated net realized gain (loss) on investments                                     12,612
                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments_Note 3....................                                            929,394
                                                                                                                    ------------
NET ASSETS..................................................................                                         $23,719,193
                                                                                                                    ============
                                                 NET ASSET VALUE PER SHARE
                                                -----------------------------
                                                            Class A           Class B          Class C        Class R
                                                          ----------       -----------      -----------    ------------
Net Assets.................................                 $7,762,641       $143,862           $25,321     $15,787,369
Shares Outstanding.........................                    594,690         11,021             1,935       1,209,512
NET ASSET VALUE PER SHARE..................                     $13.05         $13.05            $13.08          $13.05
                                                           ===========      ==========       ===========    ============


SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
STATEMENT OF OPERATIONS                                                          SIX MONTHS ENDED DECEMBER 31, 1996 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                         $579,621
EXPENSES:                        Management fee_Note 2(a)...................                         $  54,020
                                 Distribution and service fees_Note 2(b)....                            10,331
                                 Trustees' fees and expenses_Note 2(c)......                               443
                                                                                                  -------------
                                       Total Expenses.......................                                           64,794
                                                                                                                  -----------
INVESTMENT INCOME_NET.......................................................                                          514,827
                                                                                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 3:
                                 Net realized gain (loss) on investments....                         $  91,187
                                 Net realized gain (loss) on financial futures                           9,488
                                                                                                 -------------
                                     Net Realized Gain (Loss)...............                                          100,675
                                 Net unrealized appreciation (depreciation) on investments                            244,764
                                                                                                                  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         345,439
                                                                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $860,266
                                                                                                                  ===========


SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                        Six Months Ended
                                                                                         December 31, 1996        Year Ended
                                                                                    (Unaudited)June 30, 1996
                                                                                    --------------------------   -------------
OPERATIONS:
    Investment income_net...................................................             $     514,827        $     928,763
    Net realized gain (loss) on investments.................................                   100,675               20,392
    Net unrealized appreciation (depreciation) on investments...............                   244,764               33,999
                                                                                         ---------------    ----------------
          Net Increase (Decrease) in Net Assets Resulting from Operations...                   860,266              983,154
                                                                                         ---------------    ----------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net:
      Class A shares........................................................                  (179,326)            (391,455)
      Class B shares........................................................                    (2,333)                (867)
      Class C shares........................................................                      (516)                (890)
      Class R shares........................................................                  (332,652)            (535,551)
    Net realized gain on investments:
      Class A shares........................................................                   (20,500)             (14,350)
      Class B shares........................................................                      (342)                 (39)
      Class C shares........................................................                       (67)                 (42)
      Class R shares........................................................                   (40,475)             (18,429)
                                                                                         ---------------    ----------------
          Total Dividends...................................................                 (576,211)             (961,623)
                                                                                         ---------------    ----------------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................                   139,496              645,645
      Class B shares........................................................                    73,119               67,799
      Class C shares........................................................                       ____              25,025
      Class R shares........................................................                 5,360,649            8,085,552
    Dividends reinvested:
      Class A shares........................................................                   136,648              291,515
      Class B shares........................................................                       681                  679
      Class C shares........................................................                       ____                 815
      Class R shares........................................................                   236,795              309,750
    Cost of shares redeemed:
      Class A shares........................................................                  (364,270)           (1,744,945)
      Class B shares........................................................                    (9,501)                  (16)
      Class C shares........................................................                    ____                 (26,530)
      Class R shares........................................................            (2,369,660)               (4,798,508)
                                                                                         ---------------    ----------------
          Increase (Decrease) in Net Assets from Beneficial Interest Transactions            3,203,957            2,856,781
                                                                                         ---------------    ----------------
            Total Increase (Decrease) in Net Assets.........................                 3,488,012            2,878,312
NET ASSETS:
    Beginning of Period.....................................................                20,231,181           17,352,869
                                                                                         ---------------    ----------------
    End of Period...........................................................               $23,719,193          $20,231,181
                                                                                         ===============    ================
Distribution in excess of investment income_net.............................                   ____             $      (150)
                                                                                         ---------------    ----------------
SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                    Shares
                                                                                      -------------------------------
                                                                                       Six Months Ended
                                                                                       December 31, 1996      Year Ended
                                                                                          (Unaudited)        June 30, 1996
                                                                                     -------------------   ----------------
CAPITAL SHARE TRANSACTIONS:
  Class A
  -------
  Shares sold..............................................................                 10,730             49,480
  Shares issued for dividends reinvested...................................                 10,495             22,390
  Shares redeemed..........................................................                (27,994)          (134,672)
                                                                                     -------------------   ----------------
                                 Net Increase (Decrease) in Shares Outstanding              (6,769)           (62,802)
                                                                                     ===================   ================
  Class B
  -------
  Shares sold..............................................................                  5,668              5,287
  Shares issued for dividends reinvested...................................                     52                 52
  Shares redeemed..........................................................                   (733)                (1)
                                                                                     -------------------   ----------------
                                 Net Increase (Decrease) in Shares Outstanding              4,987               5,338
                                                                                     ===================   ================
  Class C
  -------
  Shares sold..............................................................                  ___                1,931
  Shares issued for dividends reinvested...................................                  ___                   62
  Shares redeemed..........................................................                  ___               (2,019)
                                                                                     -------------------   ----------------
                                 Net Increase (Decrease) in Shares Outstanding               ___                  (26)
                                                                                     ===================   ================
  Class R
  -------
  Shares sold..............................................................                412,293            619,872
  Shares issued for dividends reinvested...................................                 18,177             23,809
  Shares redeemed..........................................................               (182,695)         (370,223)
                                                                                     -------------------   ----------------
                                 Net Increase (Decrease) in Shares Outstanding             247,775            273,458
                                                                                     ===================   ================

SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.



                                                                   Class A Shares
                                     --------------------------------------------------------------------------------------------
                                        Six Months Ended                          Period Ended
                                        December 31, 1996   Year Ended June 30,      June 30,           Year Ended November 30,
                                     --------------------   -------------------                       ---------------------------
PER SHARE DATA:                            (Unaudited)       1996    1995(1)(2    1994(1)(2)(3)       1993(1)      1992      1991
                                          -------------    -------   ----------   -------------       --------    ------    ------
    Net asset value,
      beginning of period.                 $12.88          $12.80      $12.61        $13.07            $12.81     $12.53    $12.29
                                          -------------    -------   ----------   -------------       --------    ------    ------
    Investment Operations:
    Investment income_net (4)                 .30             .60         .59           .34              .67        .70        .73
    Net realized and unrealized gain
      (loss) on investments                   .20             .10         .21          (.46)             .66        .44        .24
                                          -------------    -------   ----------   -------------       --------    ------    ------
    Total from
      Investment Operations                   .50             .70         .80          (.12)            1.33       1.14        .97
                                          -------------    -------   ----------   -------------       --------    ------    ------
    Distributions:
    Dividends from
      investment income_net                  (.30)           (.60)       (.60)         (.34)            (.67)      (.70)      (.73)
    Dividends from net realized gain
      on investments......                   (.03)           (.02)       (.01)         (.00)(5)         (.40)      (.16)       --
                                          -------------    -------   ----------   -------------       --------    ------    ------
    Total Distributions...                   (.33)           (.62)       (.61)         (.34)           (1.07)      (.86)      (.73)
                                          -------------    -------   ----------   -------------       --------    ------    ------
    Net asset value, end of period         $13.05          $12.88      $12.80        $12.61           $13.07     $12.81     $12.53
                                          =============    =======   ==========   =============       ========    ======    ======
TOTAL INVESTMENT RETURN (6)                  7.84%(7)        5.43%       6.48%         (.95%)          10.58%      9.27%      8.07%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to
      average net assets (8)                  .75%(7)         .75%        .75%          .58%(7)          .45%(9)    .45%       .45%
    Ratio of net investment income to
      average net assets..                   4.57%(7)        4.59%       4.71%         4.51%(7)         5.09%      5.38%      5.84%
    Portfolio Turnover Rate                 14.69%(10)      39.09%      49.00%         5.00%(10)       38.00%     41.00%     27.00%
    Net Assets, end of period
      (000's Omitted).....                 $7,763          $7,745      $8,506       $10,143          $10,971    $21,831   $16,203
(1)  On February 1, 1993 existing shares of the Fund were designated the
Retail Class and the Fund began offering the Institutional Class and
Investment Class of shares. Effective April 4, 1994 the Retail and
Institutional Classes were reclassified as a single class of shares known as the Investor shares. Effective October 17, 1994, the Investor
Class was redesignated Class A. The Financial Highlights for the year ended
June 30, 1995 are based upon a Class A share (formerly Investor shares)
outstanding. The amounts shown for the period ended June 30, 1994 were calculated using the performance of a Retail share outstanding from December
1, 1993 to April 3, 1994 and the performance of an Investor share outstanding from April 4, 1994 to June 30, 1994. The Financial Highlights for the year ended November 30, 1993 and prior years are based upon a Retail share outstanding.
(2)  Effective October 17, 1994, The Dreyfus Corporation began serving as the
Fund's investment manager. From April 4, 1994 through October 16, 1994,
Mellon Bank, N.A. served as the Fund's investment manager. Prior to April 4,
1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser.
(3)  The Fund changed its fiscal year end to June 30. Prior to this, the
Fund's fiscal year end was November 30.(4)  Net investment income per share before waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the period ended June 30,
1994, for the years ended November 30, 1993, 1992 and 1991 were$.31,$.67,
$.64 and$.66, respectively.
(5)  Amount represents less than $.01 per share.
(6)  Exclusive of sales load.
(7)  Annualized.
(8)  Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the period ended June 30, 1994, for the years ended
November 30, 1993, 1992 and 1991 were .95%, 1.10%, .93% and 1.03%, respectively.
(9)  The operating expense ratio excludes interest expense. The operating expense ratio including interest expense was .46% for the year ended
November 30, 1993.
(10)        Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                               Class B Shares                                     Class C Shares
                                --------------------------------------------        -------------------------------------------
                                Six Months Ended   Year Ended   Period Ended        Six Months Ended  Year Ended  Period Ended
                               December 31, 1996  June 30,         June 30,         December 31, 1996   June 30,    June 30,
PER SHARE DATA:                  (Unaudited)        1996         1995(1)              (Unaudited)        1996        1995(1)
                                 ----------        ------        --------            -------------      -------      ----------
    Net asset value,
      beginning of period          $12.88          $12.80         $12.28                 $12.91          $12.80        $12.28
                                 ----------        ------        --------            -------------      -------      ----------
    Investment Operations:
    Investment income_net              .27            .53            .27                    .27             .53           .28
    Net realized and
      unrealized gain (loss)
      on investments.                  .20            .10            .53                    .20             .13           .52
    Total from Investment
      Operations.....                  .47            .63            .80                    .47             .66           .80
                                 ----------        ------        --------            -------------      -------      ----------
    Distributions:
    Dividends from investment
      income_net.....                 (.27)          (.53)          (.28)                  (.27)           (.53)         (.28)
    Dividends from net
    realized gain
      on investments.                 (.03)          (.02)           --                    (.03)           (.02)          ._
                                 ----------        ------        --------            -------------      -------      ----------
    Total Distributions               (.30)          (.55)          (.28)                  (.30)           (.55)         (.28)
                                 ----------        ------        --------            -------------      -------      ----------
    Net asset value,
      end of period..               $13.05         $12.88         $12.80                 $13.08          $12.91        $12.80
                                 ==========        ======        ========            =============      =======      ==========
TOTAL INVESTMENT RETURN (2)           7.30%(3)       4.89%          6.51%                  7.30%(3)        5.14%          6.51%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to
      average net assets              1.25%(3)       1.25%          1.25%(3)               1.25%(3)        1.25%         1.25%(3)
    Ratio of net investment
      income to average
      net assets.....                 4.04%(3)       4.08%          4.20%(3)               4.06%(3)        4.06%         4.22%(3)
    Portfolio Turnover Rate          14.69%(4)      39.09%         49.00%                 14.69%(4)       39.09%         49.00%
    Net Assets, end of period
      (000's Omitted)                 $144            $78             $9                    $25             $25            $25
(1)    The Fund commenced selling Class B and Class C shares on December 28, 1994.
(2)    Exclusive of sales load.
(3)    Annualized.
(4)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                    Class R Shares
                                                    --------------------------------------------------------------------------
                                                     Six Months Ended                            Period Ended      Year Ended
                                                     December 31, 1996    Year Ended June 30 ,     June 30,      November 30,
                                                                         ---------------------
PER SHARE DATA:                                        (Unaudited)       1996         1995(1)     1994(1)(2)        1993(3)
                                                       -----------       ------      ---------    ----------       ----------
    Net asset value, beginning of period                 $12.88          $12.80       $12.61         $13.07          $12.96
                                                       -----------       ------      ---------    ----------       ----------
    Investment Operations:
    Investment income_net...............                    .32             .63          .63            .35(4)          .55(4)
    Net realized and unrealized gain (loss)
      on investments....................                    .20             .10          .20           (.46)            .52
                                                       -----------       ------      ---------    ----------       ----------
    Total from Investment Operations....                    .52             .73          .83           (.11)           1.07
                                                       -----------       ------      ---------    ----------       ----------
    Distributions:
    Dividends from investment income_net                   (.32)           (.63)        (.63)          (.35)           (.56)
    Dividends from net realized gain
      on investments....................                   (.03)           (.02)        (.01)          (.00)(5)        (.40)
                                                       -----------       ------      ---------    ----------       ----------
    Total Distributions.................                   (.35)          (.65)         (.64)          (.35)           (.96)
                                                       -----------       ------      ---------    ----------       ----------
    Net asset value, end of period......                 $13.05          $12.88       $12.80         $12.61          $13.07
                                                       ===========       ======      =========    ==========       ==========
TOTAL INVESTMENT RETURN (6).............                   8.09%(7)        5.68%        6.75%          (.87%)(8)       8.32%(8)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                 .50%(7)         .50%         .50%           .42%(7)(9)   .40%(7)(9)(10)
    Ratio of net investment income
      to average net assets.............                   4.82%(7)        4.84%        4.96%          4.68%(7)        5.04%(7)
    Portfolio Turnover Rate.............                  14.69%(8)       39.09%       49.00%          5.00%(8)       38.00%
    Net Assets, end of period (000's Omitted)           $15,787         $12,384       $8,813        $12,235          $8,291
(1)  Effective October 17, 1994, The Dreyfus Corporation began serving as the
Fund's investment manager. From April 4, 1994 through October 16, 1994,
Mellon Bank, N.A. served as the Fund's investment manager. Prior to April 4,
1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser.
(2)  The Fund changed its fiscal year end to June 30. Prior to this, the
Fund's fiscal year end was November 30.
(3)  The Fund commenced selling Investment Class shares on February 1, 1993.
Effective April 4, 1994 the Investment Class was reclassified as the Trust shares. Effective October 17, 1994, Trust shares were redesignated Class R shares. The table above is based upon Retail share outstanding from
February 1, 1993 to April 3, 1994 and a Trust share outstanding from April 4,
1994 to October 16, 1994.
(4)  Net investment income per share before waiver of fees and reimbursement of expenses by the investment adviser and/or custodian transfer agent for the periods ended June 30, 1994 and November 30, 1993 were $.32 and $.49.
respectively.
(5)  Amount represents less than $.01 per share.
(6)  Exclusive of sales load.
(7)  Annualized.
(8)  Not annualized.
(9)  Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the periods ended June 30, 1994 and November 30, 1993 were .79% and 1.06%, respectively.
(10)        The operating expense ratio excludes interest expense. The operating expense ratio including interest expense was .41% for the year ended November 30, 1993.


SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1_Significant Accounting Policies:
    The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering seven series including the Premier Limited Term California Municipal Fund (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal income taxes and state personal income taxes for resident shareholders of California consistent with the prudent risk of capital by investing in municipal securities which are of investment-grade quality and intermediate maturities. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and a service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.
    Investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (c) Financial futures: The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.
The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At December 31, 1996, there were no financial futures contracts outstanding.
    (d) Concentration of risk: The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (e) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (f) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2_Investment Management Fee And Other Transactions With Affiliates:
    (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel).
    (b) Distribution and service plan: The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Class A, B and C shares. Under the Plan, the Fund may pay annually up to .25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, the Fund may pay the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which the Fund pays Dreyfus Service Corporation or the Distributor for
PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no distribution or service fee. During the period ended December 31, 1996, the distribution fee for Class A, Class B and Class C shares was $9,803, $289 and $63, respectively. During the period ended December 31, 1996, the service fee for Class B shares and Class C shares was $144 and $32, respectively.
    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Investment Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.
    (c) Trustees' fees: Each trustee who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.
NOTE 3_Securities Transactions:
    The aggregate amount of purchase and sales of investment securities, excluding short-term securities, during the period ended December 31, 1996, amounted to $5,490,465 and $3,036,617, respectively.
    At December 31, 1996, accumulated net unrealized appreciation on investments was $929,394, consisting of $930,159, gross unrealized appreciation and $765 gross unrealized depreciation.
    At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 4_Bank Line of Credit:
    The Fund participates with other Dreyfus-managed funds in a $100 million line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended December 31, 1996, the Fund did not borrow under the line of credit.


DREYFUS LION D LOGO)
Premier Limited Term
California Municipal Fund
200 Park Avenue
New York, NY 10166
Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940





Printed in U.S.A.                           LTCSA9612
(Dreyfus Logo)

                               Semi-Annual Report

--------------------------------------------------------------------------------
                              Premier Limited Term
                                  Massachusetts
                                 Municipal Fund
--------------------------------------------------------------------------------


                                December 31, 1996

Premier Limited Term Massachusetts Municipal Fund
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this report on the Premier Limited Term Massachusetts Municipal Fund. For its semi-annual reporting period ended December 31, 1996, your Fund produced total returns of 3.78%, 3.59%, 3.55% and 3.91% for its Class A, Class B, Class C and Class R shares, respectively.* During this six-month period, the Fund paid income dividends, which were exempt from Federal and Commonwealth of Massachusetts personal income taxes, of approximately $.274 per share for Class A shares, $.242 per share for Class B shares, $.247 per share for Class C shares and $.289 per share for Class R shares.** This amounts to annualized tax-free distribution rates per share of 4.34%, 3.95%, 4.03% and 4.72 % for Class A, Class B, Class C and Class R shares, respectively.***

THE ECONOMY

   Over the reporting period, the economy grew moderately, showing little evidence of accelerating inflation despite the robust pace of new job creation and the low unemployment rate. It was fear of accelerating inflation that prompted a sharp rise in long-term interest rates earlier in the year. By year-end, however, long-term rates had fallen by one half of one percent (50 basis points) from last summer's peak. Contributing to the drop in rates was the decision of the Open Market Committee of the Federal Reserve Board (the "Fed") to leave short-term interest rates unchanged.

   Inflation at the consumer level of the economy remains in the 3% range, which has been accompanied by a comparably benign inflation picture at the production level of the economy as well. The so-called "core" Producer Price Index (it excludes the energy and food components because of their volatility) rose just 0.1% in November and a mere 0.6% for the previous 12 months. Producers appeared to have little ability to pass on price increases to their customers, a reason cited by the Fed as evidence of the lack of rising price inflation.

   Despite the sanguine price environment, consumers remained wary spenders and modest borrowers, and retail sales growth has been moderate. Nevertheless, the renewed decline in mortgage rates spurred the housing market. Existing home sales in November increased for the first time in six months. New housing starts also rose sharply, with the November increase the largest monthly rise since July 1995. Job growth still appears to have underlying strength and monthly increases in workers added to payrolls could also move higher. The recent unemployment rate rose slightly, but still remained near a seven-year low.

   Lending optimism to the prospect for continued economic growth was the report from The Conference Board-- a private research group--that its Index of Leading Economic Indicators rose for the tenth consecutive month in November. An increase in this index generally correlates with economic expansion over the next three to twelve months. Manufacturing remained firm all year with both factory orders and industrial production rising moderately. Despite this overall strength in production, there were some signs of moderation at year-end. Inventories have built up and orders for durable goods--those items intended to last three or more years--declined.

   Last year, high employment, low inflation and moderate economic growth stayed the Fed's hand from raising interest rates. The economy is now in the sixth year of this business cycle and we remain alert to signs of the potential rekindling of inflationary pressures.

MARKET ENVIRONMENT/PORTFOLIO ACTIVITY

   In Massachusetts, the economic recovery that began in 1992, following a severe recession in the Northeast, continued into 1996. Both income and employment grew moderately throughout the period. While economic growth in the Commonwealth slowed in the latter part of 1995, nonfarm payroll rose 1.4% for the twelve months ended August 31, 1996, slightly below the national average rate of 1.9%. The unemployment rate at the end of Fiscal Year 1996 was 5.5%, approximating the national average. Employment growth sectors over the period were construction (+7%), services (+4%), foreign trade (+2%) and manufacturing (+0.1%). The increase in employment was the leading factor that caused personal income growth to exceed the national growth rate in the first half of Fiscal Year 1996.

   The Commonwealth's financial position has mirrored the improvement in the regional economy. Massachusetts has reported three consecutive years of balanced financial operations with conservative revenue estimates and expenditure controls. The excess operating revenues over this period have increased the level of reserves, including the Budget Stabilization Fund balance that reached its statutory limit in 1996. It is expected that the state legislature will raise the Stabilization Fund limit in Fiscal Year 1997 and provide a tax refund with the Fiscal Year 1996 excess funds. Also contributing to the Commonwealth's budget surplus were savings resulting from welfare reform provisions enacted in 1995.

   Despite its strong finances, the Commonwealth maintains an above-average debt burden. Massachusetts will be confronted with the ramifications of the "Big Dig" project during 1997. Several plans are under consideration that provide for the majority of the funding to be absorbed by various Commonwealth agencies, The Massachusetts Port Authority and the Massachusetts Turnpike Authority. Expenses for this project plus additional capital spending plans for highway, school and correctional facilities will prevent the Commonwealth from reducing its debt burden over the near term. The Commonwealth maintains A1 and A+ long-term debt ratings from Moody's and Standard & Poors, respectively.

   The towns and cities of Massachusetts are also benefiting from the region's economic recovery, primarily through modest growth in real estate assessments, lower unemployment and increased Commonwealth aid. Nearly $500 million in increased spending for education reform flowed to cities and towns in Fiscal Year 1996 with a similar allocation provided in Fiscal Year 1997.

   Buoyed by the strength in the taxable bond market and waning attention to tax reform, municipal bond prices rose throughout the reporting period. Demand was particularly strong in July due to heavier than normal maturity and coupon payments on July 1st. However, the decline in interest rates also increased new issue supply as issuers opportunistically refinanced older, higher coupon debt. Consequently, the total new issue supply in the municipal marketplace for 1996 was $182 billion, well above the expectations of most analysts. As a result, longer maturity municipal bond prices rose in response to this demand during the second half of 1996. Overall though, for the full calendar year, these same securities declined in value and their yield increased by 35 basis points. Prices on comparable Treasury securities declined even further than municipals during the same period, increasing their yields by more than 70 basis points. Thus, municipal bonds significantly outperformed taxable fixed-income securities in 1996.

   In keeping with its objective of maximizing income consistent with the prudent risk of capital, the Fund emphasized premium coupon, high quality securities throughout the reporting period. The weighted average maturity of the portfolio was shortened slightly during the second half of 1996 to be more neutral relative to its peer group of funds. The average maturity declined from
7.36 years on June 30, 1996 to 7.06 years by the end of the reporting period.

   Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.

                                                              Very truly yours,

                                                              Kristin Lindquist
                                                              Portfolio Manager

January 15, 1997
New York, N.Y.

  *Total return includes reinvestment of dividends and any capital gains paid without taking into account the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.

 **Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

***Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price per share in the case of Class A shares or the net asset value per share in the case of Class B, Class C and Class R shares at the end of the period, adjusted for capital gain distributions

Premier Limited Term Massachusetts Municipal Fund
--------------------------------------------------------------------------------
Statement of Investments                           December 31, 1996 (Unaudited)


                                                                                 Principal
Long-Term Municipal Investments--95.3%                                             Amount             Value
----------------------------------------------------------------------          -----------         ---------
Massachusetts--81.8%
Amherst, GO 6%, 1/15/2003....................................................    $   200,000         $  214,864
Andover, GO 6%, 1/15/2003....................................................        700,000            765,898
Belmont 5.50%, 1/15/2005.....................................................        585,000            616,221
Boston Water and Sewer Commission, Revenue 9.25%, 1/1/2011...................        100,000            133,206
Cambridge:

   GO 6.60%, 6/15/2000.......................................................        675,000            727,191
   Municipal Purpose Loan 5.60%, 11/1/2001...................................        500,000            528,175
Cohasset, Municipal Purpose Loan:

   6.70%, 11/1/1998 (Insured; MBIA)..........................................        160,000            168,117
   6.90%, 11/1/2000 (Insured; MBIA)..........................................        150,000            164,229
Easton, Municipal Purpose Loan 6%, 9/15/2006.................................        105,000            112,354
Franklin, GO 6.25%, 11/15/2005 (Insured; MBIA)...............................        430,000            474,754
Massachusetts, Refunding:

   5.40%, 11/1/2006..........................................................      1,000,000          1,036,600
   6.50%, 8/1/2008...........................................................        500,000            562,735
Massachusetts Bay Transportation Authority:

   Massachusetts General Transportation 5.25%, 3/1/2011 (Insured; AMBAC).....      1,000,000            988,610
   Refunding 5.90%, 3/1/2004.................................................        550,000            588,516
Massachusetts Consolidated Loan:

   7%, 7/1/2006 (Insured; MBIA, Prerefunded 7/1/2000) (a)....................        500,000            552,655
   7.625%, 6/1/2008 (Prerefunded 6/1/2001) (a)...............................        400,000            457,936
   7.375%, 12/1/2008 (Prerefunded 12/1/1998) (a).............................        250,000            270,530
Massachusetts Education Loan Authority, Education Loan Revenue

   6.20%, 7/1/2013 (Insured; AMBAC)..........................................      1,000,000          1,029,230
Massachusetts Health and Educational Facilities Authority, Revenue:
   (Beth Israel Hospital) 7.80%, 7/1/2014....................................        500,000            537,680
   (Harvard University):
     6.20%, 12/1/2001........................................................      1,000,000          1,084,050
     Refunding 6.50%, 11/1/2004..............................................        700,000            786,842
   (Lahey Clinic) 7.625%, 7/1/2018 (Prerefunded 7/1/1998) (a)................      1,000,000          1,072,870
   (Malden Hospital Project) 9.50%, 8/1/2008.................................         35,000             35,106
   (Northeastern University) 6.80%, 10/1/1999 (Insured; AMBAC)...............      1,000,000          1,068,520
   Refunding (Dana-Farber Cancer Institute) 5.55%, 12/1/2003 (Insured; FGIC).        400,000            420,128
   (Salem University) 8.15%, 7/1/2014 (Prerefunded 7/1/1999) (a).............        750,000            833,365
   (South Shore Hospital):

     7.50%, 7/1/2010 (Insured; MBIA, Prerefunded 7/1/2000) (a)...............        350,000            392,007
     7.50%, 7/1/2020 (Insured; MBIA, Prerefunded 7/1/2000) (a)...............        500,000            560,010
   (Wenworth Institute of Technology):

     7.15%, 4/1/2000 (Insured; AMBAC)........................................        225,000            244,593
     7.40%, 4/1/2010 (Insured; AMBAC, Prerefunded 4/1/2000) (a)..............        220,000            244,647
Massachusetts Housing Finance Agency, SFHR:

   6%, 6/1/2014 (Insured; MBIA)..............................................      1,200,000          1,226,808
   5.75%, 12/1/2029 (Insured; MBIA)..........................................        500,000            505,395

Premier Limited Term Massachusetts Municipal Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)               December 31, 1996 (Unaudited)

                                                                                 Principal
Long-Term Municipal Investments (continued)                                        Amount             Value
----------------------------------------------------------------------          -----------         ---------
Massachusetts (continued)
Massachusetts Industrial Finance Agency:

   Museum Revenue, Refunding (Museum of Fine Arts of Boston)

     5.375%, 1/1/2007 (Insured; MBIA)........................................     $1,000,000        $ 1,030,420
   Revenue:
     (Babson College) 5.75%, 10/1/2017 (Insured; MBIA) (b)...................        555,000            589,954
     (Brooks School):
       5.70%, 7/1/2006.......................................................        260,000            270,288
       5.75%, 7/1/2007.......................................................        275,000            284,902
       5.80%, 7/1/2008.......................................................        290,000            299,419
       5.85%, 7/1/2009.......................................................        305,000            313,839
     (Nantucket Electric Co. Project) 6.75%, 7/1/2006 (Insured; AMBAC).......      1,400,000          1,567,748
     (Refunding--College of The Holy Cross) 5.50%, 3/1/2007 (Insured; MBIA)...     1,145,000          1,191,498
     (Springfield College Project) 7.80%, 10/1/2009

       (LOC; Fleet Bank of Massachusetts, Prerefunded 10/1/1999) (a,d).......      1,100,000          1,232,979
Massachusetts Municipal Wholesale Electric Co.,
   Power Supply System Revenue, Refunding 6.30%, 7/1/2000 (Insured; AMBAC)...        500,000            527,190
Massachusetts, Port Authority Revenue 7%, 7/1/2000 (Insured; FGIC)...........      1,000,000          1,084,340
Massachusetts, Special Obligation Revenue 5.80%, 6/1/2000....................        880,000            921,070
Massachusetts, Water Pollution Abatement Trust, Revenue (Pooled Loan Program):
   4.70%, 2/1/1999 (Insured; FSA)............................................      1,000,000          1,013,730
   6.125%, 2/1/2007 (Insured; FSA)...........................................      1,000,000          1,091,100
Massachusetts Water Resource Authority:
   General Revenue 5.30%, 11/1/2010 (Insured; FGIC)..........................      1,000,000            998,470
   Refunding 5.875%, 11/1/2004...............................................        500,000            534,345
Northampton, School Project Loan 6.40%, 5/15/2004 (Insured; MBIA)............        750,000            828,862
Rockport, GO 6.90%, 12/15/2007...............................................      1,000,000          1,094,490
Southeastern University Building Authority, Revenue, Refunding
   5.90%, 5/1/2010 (Insured; AMBAC)..........................................        500,000            521,855
Springfield, School Project Loan 6.10%, 9/1/2002 (Insured; AMBAC)............        600,000            646,914
Uxbridge, Municipal Purpose Loan 6.125%, 11/15/2007 (Insured; MBIA)..........        525,000            575,657
Whitman, GO:
   7.75%, 6/1/2007 (Prerefunded 6/1/1998) (a)................................        180,000            194,125
   7.75%, 6/1/2008 (Prerefunded 6/1/1998) (a)................................        250,000            269,618
Worchester, Municipal Purpose, Refunding 6.25%, 7/1/2010 (Insured; MBIA).....        755,000            833,150
Yarmouth, GO 8.60%, 10/1/2000................................................        100,000            114,433

U.S. Related--13.5%
Commonwealth of Puerto Rico:
   GO, Refunding:
     6.50%, 7/1/2003 (Insured; MBIA) (c).....................................        550,000            613,860
     6.25%, 7/1/2011 (Insured; MBIA).........................................      1,050,000          1,164,135
Commonwealth of Puerto Rico Highway and Transportation Authority, Revenue
   6.25%, 7/1/2009 (Insured; MBIA)...........................................      1,000,000          1,112,690

Premier Limited Term Massachusetts Municipal Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)               December 31, 1996 (Unaudited)

                                                                                 Principal
Long-Term Municipal Investments (continued)                                        Amount             Value
----------------------------------------------------------------------          -----------         ---------
U.S. Related (continued):
Puerto Rico Electric Power Authority, Power Revenue
   6.50%, 7/1/2006 (Insured; MBIA)...........................................     $1,000,000        $ 1,130,520
Puerto Rico Public Buildings Authority, Revenue 6.75%, 7/1/2005 (Insured; AMBAC)   1,000,000          1,148,720
University of Puerto Rico, University Revenue 6.25%, 6/1/2005................        750,000            835,245
                                                                                                    -----------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $41,107,473).....................                       $42,439,408
                                                                                                    ===========


Short-Term Municipal Investments--4.7%
--------------------------------------------------------------------------
Massachusetts:

Boston, Water and Sewer Commission, General Revenue, VRDN

   3.95% (LOC; State Street Bank and Trust) (d,e)............................    $   100,000      $     100,000
Massachusetts, VRDN 4% (LOC; National Westminster Bank) (d,e)................      1,700,000          1,700,000
Massachusetts Health and Educational Authority, Revenue, VRDN

   (Capital Asset Program) 4.15% (LOC; First Chicago International) (d,e)....        300,000            300,000
                                                                                                    -----------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $2,100,000).....................                      $  2,100,000
                                                                                                    -----------
                                                                                                    -----------
TOTAL MUNICIPAL INVESTMENTS--100.0% (cost $43,207,473)........................                      $44,539,408
                                                                                                    -----------
                                                                                                    -----------

Premier Limited Term Massachusetts Municipal Fund
---------------------------------------------------------------------------


Summary of Abbreviations
----------------------------------------------------------------------------------------------------------
AMBAC      American Municipal Bond Assurance Corporation    GO         General Obligation
CGIC       Capital Guaranty Insurance Company               LOC        Letter of Credit
FGIC       Financial Guaranty Insurance Company             MBIA       Municipal Bond Investors Assurance
FHA        Federal Housing Association                                   Insurance Corporation
FSA        Financial Security Assurance                     SFHR       Single Family Housing Revenue
                                                            VRDN       Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
----------------------------------------------------------------------------------------
Fitch (f)          or          Moody's           or           Standard & Poor's         Percentage of Value
------                         --------                       ----------------          ------------------
AAA                            Aaa                            AAA                               77.2%
AA                             Aa                             AA                                 8.3
A                              A                              A                                  9.8
F1, F-1+                       MIG1, VMIG1 & P1               SP1, A1                            4.7
                                                                                             -------
                                                                                               100.0%
                                                                                             =======

Notes to Statement of Investments:
-------------------------------------------------------------------------------------
(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Purchased on a delayed-delivery basis.
(c) Wholly held by the custodian in a segregated account as collateral for delayed-delivery securities.
(d) Secured by letter of credit.
(e) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(f) Fitch currently provides creditworthiness information for a limited number of investments.


                       See notes to financial statements.

Premier Limited Term Massachusetts Municipal Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities               December 31, 1996 (Unaudited)

                                                                                                 Cost            Value
                                                                                             -----------      -----------
ASSETS:                       Investments in securities--See Statement of
                                 Investments...................................              $43,207,473      $44,539,408
                              Interest receivable..............................                                   807,562
                                                                                                              ------------
                                                                                                               45,346,970
                                                                                                              ------------


LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                    22,320
                              Due to Distributor...............................                                       250
                              Cash overdraft due to Custodian..................                                     4,686
                              Payable for investment securities purchased......                                   585,678
                                                                                                              ------------
                                                                                                                  612,934
                                                                                                              ------------


NET ASSETS.....................................................................                               $44,734,036
                                                                                                              ============


REPRESENTED BY:               Paid-in capital..................................                               $43,243,205
                              Accumulated net realized gain (loss) on investments                                 158,896
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 3..........................                                1,331,935
                                                                                                              ------------

NET ASSETS.....................................................................                               $44,734,036
                                                                                                              ============

                                                 NET ASSET VALUE PER SHARE
----------------------------------------------------------------------------------------------------------------------
                                                             Class A         Class B          Class C        Class R
                                                           ----------       ---------         --------      ----------
Net Assets.....................................           $16,329,639        $460,274          $9,738      $27,934,385
Shares Outstanding.............................             1,347,299          37,882         803.289        2,304,499
NET ASSET VALUE PER SHARE......................                $12.12          $12.15          $12.12           $12.12
                                                               =======         =======         =======          =======


                       See notes to financial statements.

Premier Limited Term Massachusetts Municipal Fund
-------------------------------------------------------------------------------
Statement of Operations          Six Months Ended December 31, 1996 (Unaudited)

INVESTMENT INCOME

INCOME                        Interest Income..................................                                 $1,155,663


EXPENSES:                     Management fee--Note 2(a)........................                $109,076
                              Distribution and service fees--Note 2(b).........                  21,871
                              Trustees' fees and expenses--Note 2(c)...........                     931
                                                                                               ---------
                                Total Expenses.................................                                    131,878
                                                                                                                -----------

INVESTMENT INCOME--NET..........................................................                                 1,023,785
                                                                                                                -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                              Net realized gain (loss) on investments.........                 $198,249
                              Net realized gain on financial futures...........                  12,300
                                                                                               ---------
                                Net Realized Gain (Loss).......................                                    210,549
                              Net unrealized appreciation (depreciation) on investments                            422,739
                                                                                                                -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS........................                                     633,288
                                                                                                                -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                                  $1,657,073
                                                                                                                ===========


                       See notes to financial statements.

Premier Limited Term Massachusetts Municipal Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                         Six Months Ended
                                                                                         December 31, 1996    Year Ended
                                                                                            (Unaudited)      June 30, 1996
                                                                                         -----------------   -------------
OPERATIONS:
  Investment income--net......................................................               $ 1,023,785      $ 1,834,858
  Net realized gain (loss) on investments.....................................                   210,549           67,052
  Net unrealized appreciation (depreciation) on investments...................                   422,739           57,430
                                                                                             ------------     ------------
      Net Increase (Decrease) in Net Assets Resulting from Operations.........                 1,657,073        1,959,340
                                                                                             ------------     ------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net:

    Class A shares............................................................                  (361,885)        (730,953)
    Class B shares............................................................                    (9,155)          (1,544)
    Class C shares............................................................                      (252)            (709)
    Class R shares............................................................                  (652,493)      (1,101,652)
  Net realized gain on investments:

    Class A shares............................................................                   (32,637)         (23,631)
    Class B shares............................................................                      (927)             (14)
    Class C shares............................................................                       (19)             (26)
    Class R shares............................................................                   (55,928)         (32,290)
                                                                                             ------------     ------------
      Total Dividends.........................................................                (1,113,296)      (1,890,819)
                                                                                             ------------     ------------

BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares............................................................                 1,191,686        1,601,368
    Class B shares............................................................                     --             450,001
    Class R shares............................................................                 4,265,204        9,355,436
  Dividends reinvested:
    Class A shares............................................................                   302,574          574,790
    Class B shares............................................................                     2,227            1,133
    Class C shares............................................................                       272              651
    Class R shares............................................................                   298,671          498,611
  Cost of shares redeemed:
    Class A shares............................................................                (1,054,628)      (3,075,439)
    Class B shares............................................................                     --                 (16)
    Class C shares............................................................                    (7,206)          (2,522)
    Class R shares............................................................                (2,946,309)      (3,553,482)
                                                                                             ------------     ------------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions.                 2,052,491        5,850,531
                                                                                             ------------     ------------
        Total Increase (Decrease) in Net Assets...............................                 2,596,268        5,919,052

NET ASSETS:
  Beginning of Period.........................................................                42,137,768       36,218,716
                                                                                             ------------     ------------
  End of Period...............................................................               $44,734,036      $42,137,768
                                                                                             ============     ============

                       See notes to financial statements.

Premier Limited Term Massachusetts Municipal Fund
------------------------------------------------------------------------------
Statement of Changes in Net Assets (continued)

                                                                                                     Shares
                                                                                       ---------------------------------
                                                                                       Six Months Ended
                                                                                       December 31, 1996    Year Ended
CAPITAL SHARE TRANSACTIONS:                                                                (Unaudited)     June 30, 1996
                                                                                       -----------------   -------------
  Class A
  -------
  Shares sold.................................................................                 98,832         132,502
  Shares issued for dividends reinvested......................................                 25,034          47,482
  Shares redeemed.............................................................                (87,415)       (254,257)
                                                                                             ---------       ---------
                              Net Increase (Decrease) in Shares Outstanding...                 36,451         (74,273)
                                                                                             =========       =========

  Class B
  -------
  Shares sold.................................................................                  --             37,610
  Shares issued for dividends reinvested......................................                    178              94
  Shares redeemed.............................................................                  --                 (1)
                                                                                             ---------       ---------
                              Net Increase (Decrease) in Shares Outstanding...                    178          37,703
                                                                                             =========       =========

  Class C
  -------
  Shares issued for dividends reinvested......................................                     22              54
  Shares redeemed.............................................................                   (597)           (209)
                                                                                             ---------       ---------
                              Net Increase (Decrease) in Shares Outstanding...                   (575)           (155)
                                                                                             =========       =========

  Class R
  -------
  Shares sold.................................................................                352,801         770,353
  Shares issued for dividends reinvested......................................                 24,717          41,214
  Shares redeemed.............................................................               (244,111)       (294,159)
                                                                                             ---------       ---------
                              Net Increase (Decrease) in Shares Outstanding...                133,407         517,408
                                                                                             =========       =========

                       See notes to financial statements.

Premier Limited Term Massachusetts Municipal Fund
------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                             Class A Shares
                                               --------------------------------------------------------------------------
                                                Six Months Ended                   Year Ended June 30,
                                               December 31, 1996  -------------------------------------------------------
PER SHARE DATA:                                   (Unaudited)      1996     1995(1)(2)  1994(1)(2)    1993(1)      1992
                                               -----------------  ------    ----------  ----------    -------     -------
   Net asset value, beginning of period.......       $11.97       $11.91      $11.74      $12.38      $11.83      $11.23
                                                     -------      -------     -------     -------     -------     -------
   Investment Operations:
   Investment income--net.....................          .27          .54         .55         .54(3)      .64(3)      .73
   Net realized and unrealized gain (loss)
      on investments..........................          .17          .08         .20        (.36)        .55         .60
                                                     -------      -------     -------     -------     -------     -------
   Total from Investment Operations...........          .44          .62         .75         .18        1.19        1.33
                                                     -------      -------     -------     -------     -------     -------
   Distributions:
   Dividends from investment income--net......         (.27)        (.54)       (.54)       (.54)       (.64)       (.73)
   Dividends from net realized gain on
      investments.............................         (.02)        (.02)       (.04)       (.28)        --          --
                                                     -------      -------     -------     -------     -------     -------
   Total Distributions........................         (.29)        (.56)       (.58)       (.82)       (.64)       (.73)
                                                     -------      -------     -------     -------     -------     -------
   Net asset value, end of period.............       $12.12       $11.97      $11.91      $11.74      $12.38      $11.83
                                                     =======      =======     =======     =======     =======     =======
TOTAL INVESTMENT RETURN(4)....................         7.50%(5)     5.22%       6.60%       1.38%      10.27%      12.21%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets....          .75%(5)      .75%        .75%        .76%(7)     .75%(7)     .76%
   Ratio of net investment income
      to average net assets...................         4.50%(5)     4.44%       4.65%       4.40%       5.30%       6.34%
   Portfolio Turnover Rate....................        14.70%(6)    39.16%      25.00%      19.00%      60.00%      23.00%
   Net Assets, end of period (000's Omitted)..      $16,330      $15,689     $16,501     $21,276     $20,106     $20,513

--------------------
(1) On February 1, 1993 existing shares of the Fund were designated the Retail Class and the Fund began offering the Institutional Class and Investment Class of shares. Effective April 4, 1994 the Retail and Institutional Classes were reclassified as a single class of shares known as the Investor shares. Effective October 17, 1994, the Investor shares were redesignated Class A. The Financial Highlights for the year ended June 30, 1995 are based upon a Class A share (formerly Investor shares) outstanding. The amounts shown for the year ended June 30, 1994 were calculated using the performance of a Retail share outstanding from July 1, 1993 to April 3, 1994, and the performance of an Investor Share outstanding from April 4, 1994 to June 30, 1994. The Financial Highlights for the year ended June 30, 1993 and prior years are based upon a Retail share outstanding.

(2) Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser.

(3) Net investment income per share before waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the years ended June 30, 1994 and 1993 were $.53 and $.62, respectively.

(4) Exclusive of sales load.

(5) Annualized.

(6) Not annualized.

(7) Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the years ended June 30, 1994 and 1993 were .89% and .92% respectively.

                       See notes to financial statements.

Premier Limited Term Massachusetts Municipal Fund
------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                        Class B Shares
                                                                               ---------------------------------
                                                                               Six Months Ended
                                                                               December 31, 1996    Year Ended
PER SHARE DATA:                                                                   (Unaudited)    June 30, 1996(1)
                                                                               ----------------- ----------------
   Net asset value, beginning of period....................................          $11.99           $11.91
                                                                                    -------          -------
   Investment Operations:
   Investment income--net..................................................             .24              .48
   Net realized and unrealized gain (loss)
      on investments.......................................................             .18              .10
                                                                                    -------          -------
   Total from Investment Operations........................................             .42              .58
                                                                                    -------          -------
   Distributions:
   Dividends from investment income--net...................................            (.24)            (.48)
   Dividends from net realized gain on investments.........................            (.02)            (.02)
                                                                                    -------          -------
   Total Distributions.....................................................            (.26)            (.50)
                                                                                    -------          -------
   Net asset value, end of period..........................................          $12.15           $11.99
                                                                                    =======          =======
TOTAL INVESTMENT RETURN(2).................................................            7.12%(3)         4.87%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets.................................            1.25%(3)         1.25%
   Ratio of net investment income
      to average net assets................................................            3.98%(3)         3.67%
   Portfolio Turnover Rate.................................................           14.70%(4)        39.16%
   Net Assets, end of period (000's Omitted)...............................            $460             $452

---------------
(1)   The Fund commenced selling Class B shares on December 28, 1994.
(2)   Exclusive of sales load.
(3)   Annualized.
(4)   Not annualized.

                       See notes to financial statements.

Premier Limited Term Massachusetts Municipal Fund
-------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                 Class C Shares
                                                            -----------------------------------------------------
                                                             Six Months Ended
                                                             December 31, 1996    Year Ended       Period Ended
                                                                (Unaudited)      June 30, 1996   June 30, 1995(1)
                                                            ------------------   -------------   ----------------
PER SHARE DATA:

   Net asset value, beginning of period.....................      $11.97            $11.91            $11.45
                                                                 -------           -------           -------
   Investment Operations:
   Investment income--net...................................         .25               .48               .26
   Net realized and unrealized gain (loss)
      on investments........................................         .17               .08               .45
                                                                 -------           -------           -------
   Total from Investment Operations.........................         .42               .56               .71
                                                                 -------           -------           -------
   Distributions:
   Dividends from investment income--net....................        (.25)             (.48)             (.25)
   Dividends from net realized gain on investments..........        (.02)             (.02)              --
                                                                 -------           -------           -------
   Total Distributions......................................        (.27)             (.50)             (.25)
                                                                 -------           -------           -------
   Net asset value, end of period...........................      $12.12            $11.97            $11.91
                                                                 =======           =======           =======
TOTAL INVESTMENT RETURN(2)..................................        7.04%(3)          4.68%             6.24%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets..................        1.25%(3)          1.25%             1.25%(3)
   Ratio of net investment income
      to average net assets.................................        4.09%(3)          3.93%             4.15%(3)
   Portfolio Turnover Rate..................................       14.70%(4)         39.16%            25.00%
   Net Assets, end of period (000's Omitted)................         $10               $16               $18

-----------------
(1)   The Fund commenced selling Class C shares on December 28, 1994.
(2)   Exclusive of sales load.
(3)   Annualized.
(4)   Not annualized.

                       See notes to financial statements.

Premier Limited Term Massachusetts Municipal Fund
-------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                         Class R Shares
                                                -----------------------------------------------------------------
                                                Six Months Ended                                         Period
                                                  December 31,           Year Ended June 30,              Ended
                                                      1996       __________________________________      June 30,
PER SHARE DATA:                                    (Unaudited)     1996      1995(1)(2)   1994(1)(2)     1993(1)
                                                   -----------    -------    ----------   ----------     -------
   Net asset value, beginning of period.....          $11.97      $11.91       $11.74       $12.38        $12.08
                                                      -------     -------      -------      -------       -------
   Investment Operations:

   Investment income--net...................             .29         .57          .57          .55(3)        .25(3)
   Net realized and unrealized gain (loss)
      on investments........................             .17         .08          .21         (.35)          .29
                                                      -------     -------      -------      -------       -------
   Total from Investment Operations.........             .46         .65          .78          .20           .54
                                                      -------     -------      -------      -------       -------
   Distributions:

   Dividends from investment income--net....            (.29)       (.57)        (.57)        (.56)         (.24)
   Dividends from net realized gain on
       investments..........................            (.02)       (.02)        (.04)        (.28)          --
                                                      -------     -------      -------      -------       -------
   Total Distributions......................            (.31)       (.59)        (.61)        (.84)         (.24)
                                                      -------     -------      -------      -------       -------
   Net asset value, end of period...........          $12.12      $11.97       $11.91       $11.74        $12.38
                                                      =======     =======      =======      =======       =======
TOTAL INVESTMENT RETURN(4)..................            7.76%(5)    5.46%        6.87%        1.53%         4.53%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets..             .50%(5)     .50%         .50%         .62%(7)       .65%(5)(7)
   Ratio of net investment income
      to average net assets.................            4.75%(5)    4.68%        4.90%        4.54%         4.84%(5)
   Portfolio Turnover Rate..................            14.70%6)   39.16%       25.00%       19.00%        60.00%
   Net Assets, end of period (000's Omitted)          $27,934    $25,981      $19,700      $15,681        $9,411

------------------
(1) The Fund commenced selling Investment Class shares on February 1, 1993. Effective April 4, 1994 the Investment Class was reclassified as the Trust shares. Effective October 17, 1994 Trust shares were redesignated Class R shares. The Financial Highlights above are based upon an Investment share outstanding from February 1, 1993 to April 3, 1994 and a Trust share outstanding from April 4, 1994 to October 16, 1994.

(2) Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser.

(3) Net investment income per share before waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the year ended June 30, 1994 and for the period ended June 30, 1993 were $.54 and $.24, respectively.

(4) Exclusive of sales load.

(5) Annualized.

(6) Not annualized.

(7) Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the year ended June 30, 1994 and for the period ended June 30, 1993 were
 .75% and .87%, respectively.

                       See notes to financial statements.

Premier Limited Term Massachusetts Municipal Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

   The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering seven series including the Premier Limited Term Massachusetts Municipal Fund (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal income taxes and state personal income taxes for resident shareholders of the named state consistent with what is believed to be the prudent risk of capital by investing in municipal obligations of the named state which are of investment-grade quality and intermediate maturities. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

   Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares:
Class A, Class B, Class C and Class R shares. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and a service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee or service fee. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution fees and voting rights on matters affecting a single class.

   Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

Premier Limited Term Massachusetts Municipal Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

   (C) FINANCIAL FUTURES: The Fund may invest in trading financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a ralized gain or loss. These investments require initial margin deposits which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At December 31, 1996, there were no financial futures contracts outstanding.

   (D) CONCENTRATION OF RISK: The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

   (E) DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (F) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

   (A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).

   (B) DISTRIBUTION AND SERVICE PLAN: The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Class A, B and C shares. Under the Plan, the Fund may pay annually up to .25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, the Fund may pay the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, pursuant to which the Fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value

Premier Limited Term Massachusetts Municipal Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

of the average daily net assets of
Class B and Class C shares. Class R shares bear no service or distribution fee. During the period December 31, 1996, the distribution fee for Class A, Class B and Class C was $20,098, $1,151 and $31, respectively. During the period ended December 31, 1996, the service fee for Class B shares and Class C shares was $576 and $15, respectively.

   Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

   (C) TRUSTEES' FEES: Each trustee who is not an interested person as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses, which is paid in total by the following funds: the Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and the Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 3--Securities Transactions:

   The aggregate amount of purchase and sales of investment securities, excluding short-term securities, during the period ended December 31, 1996, amounted to $6,593,048 and $6,184,788, respectively.

   At December 31, 1996, accumulated net unrealized appreciation on investments was $1,331,935, consisting of $1,372,895 gross unrealized appreciation and $40,960 gross unrealized depreciation.

   At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

  The Fund participates with other Dreyfus-managed funds in a $100 million line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the federal Funds rate in effect at the time of borrowings. For the period ended December 31, 1996, the Fund did not borrow under the line of credit.

Premier Limited Term Massachusetts
Municipal Fund
200 Park Avenue

New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.

P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                    LTMASA9612

Semi-Annual Report

--------------------
Premier Limited Term
Municipal Fund
--------------------



December 31, 1996

Premier Limited Term Municipal Fund
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:
   We are pleased to provide you with this report on the Premier Limited Term Municipal Fund. For its semi-annual reporting period ended December 31, 1996, your Fund produced total returns of 4.12%, 3.86%, 3.87% and 4.25% for its Class A, Class B, Class C and Class R shares, respectively.* During this six-month period, the Fund paid income dividends, which were exempt from Federal personal income taxes, in the amounts of approximately $.273 per share for Class A shares, $.243 per share for Class B shares, $.245 per share for Class C shares and $.288 per share for Class R shares.** This amounts to annualized tax-free distribution rates per share of 4.35%, 3.98%, 4.01% and 4.73% for Class A, Class B, Class C and Class R shares, respectively.***

THE ECONOMY
   Over the reporting period, the economy grew moderately, showing little evidence of accelerating inflation despite the robust pace of new job creation and the low unemployment rate. It was fear of accelerating inflation that prompted a sharp rise in long-term interest rates earlier in the year. By year-end, However, long-term rates had fallen by one half of one percent (50 basis points) from last summer's peak. Contributing to the drop in rates was the decision of the Open Market Committee of the Federal Reserve Board (the "Fed") to leave short-term interest rates unchanged.
   Inflation at the consumer level of the economy remains in the 3% range, which has been accompanied by a comparably benign inflation picture at the production level of the economy as well. The so-called "core" Producer Price Index ( it excludes the energy and food components because of their volatility) rose just 0.1% in November and a mere 0.6% for the previous 12 months. Producers appeared to have little ability to pass on price increases to their customers, a reason cited by the Fed as evidence of the lack of rising price inflation.
   Despite the sanguine price environment, consumers remained wary spenders and modest borrowers, and retail sales growth has been moderate. Nevertheless, the renewed decline in mortgage rates spurred the housing market. Existing home sales in November increased for the first time in six months. New housing starts also rose sharply, with the November increase the largest monthly rise since July 1995. Job growth still appears to have underlying strength and monthly increases in workers added to payrolls could also move higher. The recent unemployment rate rose slightly, but still remained near a seven-year low.
   Lending optimism to the prospect for continued economic growth was the report from The Conference Board--a private research group--that its Index of Leading Economic Indicators rose for the tenth consecutive month in November. An increase in this index generally correlates with economic expansion over the next three to twelve months. Manufacturing remained firm all year with both factory orders and industrial production rising moderately. Despite this overall strength in production, there were some signs of moderation at year-end. Inventories have built up and orders for durable goods--those items intended to last three or more years--declined.
   Last year, high employment, low inflation and moderate economic growth stayed the Fed's hand from raising interest rates. The economy is now in the sixth year of this business cycle and we remain alert to signs of the potential rekindling of inflationary pressures.

MARKET ENVIRONMENT/PORTFOLIO ACTIVITY
   Buoyed by the strength in the taxable bond market and waning attention to tax reform, municipal bond prices rose throughout the reporting period. Demand was particularly strong in July due to heavier than normal maturity and coupon payments on July 1st. However, the decline in interest rates also increased new issue supply as issuers opportunistically refinanced older, higher coupon debt.
Consequently, the total new issue supply in the municipal marketplace for 1996 was $182 billion, well above the expectations of most analysts. As a result, longer maturity municipal bond prices rose in response to this demand during the second half of 1996. Overall though, for the full calendar year, these same securities declined in value and their yield increased by 35 basis points. Prices on comparable Treasury securities declined even further than municipals during the same period, increasing their yields by more than 70 basis points. Thus, municipal bonds significantly outperformed taxable fixed-income securities in 1996.
   In keeping with its objective of maximizing income consistent with the prudent risk of capital, the Fund emphasized premium coupon, high quality securities throughout the reporting period. The weighted average maturity of the portfolio was extended in the beginning of the reporting period, then cautiously shortened by the end of the year in order to remain neutral. By September 30, 1996, the average maturity had been increased to 8.04 years (from 7.56 years on June 30, 1996), and reduced to 7.52 years by December 31, 1996.
   Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.

                                                     Very truly yours,





                                                     John Flahive
                                                     Portfolio Manager
January 15, 1997
New York, N.Y.

  *Total return includes reinvestment of dividends and any capital gains paid without taking into account the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
 **Some income may be subject to the Federal  Alternative  Minimum Tax (AMT) for certain shareholders.
***Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price per share in the case of Class A shares or the net asset value per share in the case of Class B, Class C and Class R shares at the end of the period, adjusted for capital gain distributions.

Premier Limited Term Municipal Fund
--------------------------------------------------------------------------------
Statement of Investments                           December 31, 1996 (Unaudited)


                                                                                    Principal
Long-Term Municipal Investments--94.3%                                                Amount          Value
-----------------------------------------------------------------------------     -------------    ------------
Alaska--3.1%
Anchorage, Port and Term Facilities Revenue, Refunding
   6%, 2/1/2003 (Insured; MBIA)..............................................     $1,110,000       $  1,192,939
Arizona--5.1%
Maricopa County Unified School District Number 69 (Paradise Valley)
   6.35%, 7/1/2010 (Insured; MBIA)...........................................        550,000            613,360
Phoenix, Refunding 6.25%, 7/1/2016...........................................      1,250,000          1,385,975
Arkansas--1.4%
North Little Rock, Electric Revenue, Refunding 6%, 7/1/2001 (Insured; MBIA)..        500,000            532,655
Connecticut--1.5%
Stamford 6.60%, 1/15/2007....................................................        500,000            569,950
Florida--4.6%
Dade County:
   Public Improvement 7.125%, 10/1/2016......................................        100,000            102,236
   Water and Sewer System Revenue 6.25%, 10/1/2008 (Insured; FGIC)...........        535,000            596,102
Miami Health Facilities Authority, Health Facilities Revenue (Mercy Hospital Project)
   6.75%, 8/1/2020 (Insured; AMBAC) (Prerefunded 8/1/2001) (a)...............      1,000,000          1,110,930
Georgia--3.9%
Fulton De Kalb Hospital Authority, HR
   7.25%, 1/1/2020 (Insured; AMBAC) (Prerefunded 1/1/2000) (a)...............        500,000            550,870
Georgia Municipal Electric Authority, Power Revenue, Refunding 6%, 1/1/2006..        900,000            953,883
Illinois--5.2%
Chicago Metropolitan Water Reclamation District (Chicago Capital Improvement)
   7.25%, 12/1/2012..........................................................      1,000,000          1,203,620
Regional Transportation Authority 7.75%, 6/1/2012 (Insured; FGIC)............        390,000            483,974
Sangamon County School District Number 186 (Springfield)
   7.70%, 6/1/2001 (Insured; MBIA)...........................................        300,000            338,112
Indiana--1.5%
Indiana Transportation Finance Authority, Highway Revenue
   7.875%, 12/1/2011 (Prerefunded 12/1/1998) (a).............................         50,000             54,393
Indianapolis Airport Authority, Special Facilities Revenue
   (Federal Express Corp. Project) 7.10%, 1/15/2017..........................        500,000            539,985
Iowa--2.6%
Iowa Student Loan Liquidity Corp., Student Loan Revenue, Refunding
   5.65%, 12/1/2005..........................................................      1,000,000          1,011,070
Kentucky--2.9%
Kentucky Turnpike Authority, Economic Development Road Revenue, Refunding
   (Revitalization Projects) 6.50%, 7/1/2007 (Insured; AMBAC)................      1,000,000          1,130,560
Massachusetts--7.6%
Massachusetts:
   (Consolidated Loan) 5.90%, 6/1/2000.......................................      1,000,000          1,049,810
   Special Obligation Revenue 7%, 6/1/2002...................................      1,000,000          1,115,690

Premier Limited Term Municipal Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)               December 31, 1996 (Unaudited)



                                                                                    Principal
Long-Term Municipal Investments (continued)                                           Amount          Value
-----------------------------------------------------------------------------     -------------    ------------
Massachusetts (continued)
Worcester, Refunding (Municipal Purpose)
   6.25%, 7/1/2009 (Insured; MBIA)...........................................     $  720,000         $  797,602

Michigan--6.3%
Berkley City School District (Qualified School Board Loan Fund)
   7%, 1/1/2009 (Insured; FGIC)..............................................      1,030,000          1,203,534
Comstock Park Public Schools 6%, 5/01/2016 (Prerefunded 5/1/1999) (a)........         50,000             52,879
Flowerville Community School District
   6.50%, 5/1/2006 (Insured; MBIA)...........................................        555,000            618,409
Saint John's Public Schools (Qualified School Board Loan Fund)
   6.50%, 5/1/2006 (Insured; FGIC)...........................................        525,000            589,575

Mississippi--1.6%
Mississippi Higher Education Assisstance Corporation, Student Loan Revenue
   6.05%, 9/1/2007...........................................................        620,000            635,395

New Jersey--1.3%
Cumberland County Improvement Authority, SWDR
   6%, 1/1/2001 (Insured; FGIC)..............................................        500,000            525,060

New York--5.1%
New York State, Refunding 6.25%, 8/15/2004...................................      1,000,000          1,097,940
New York State Dormitory Authority, Revenues (State University Educational)
   7.125%, 5/15/2009 (Insured; FGIC).........................................        200,000            215,108
New York State Environmental Facilities Corporation, PCR
   (State Water Revolving Fund) 7.50%, 6/15/2012.............................        500,000            551,410
Triborough Bridge and Tunnel Authority, General Purpose Revenue
   7%, 11/1/2011 (Prerefunded 1/1/1999) (a)..................................        100,000            107,205

North Carolina--3.8%
Charlotte, Refunding 5.50%, 7/1/2004.........................................      1,405,000          1,483,427
North Carolina Eastern Municipal Power Agency,
   Power System Revenue, Refunding  8%, 1/1/2021 (Prerefunded 1/1/1998) (a)..          5,000              5,305

Ohio--2.5%
Clermont County, Hospital Facilities Revenue, Refunding
   (Mercy Health System) 5.25%, 9/1/2003 (Insured; AMBAC)....................        685,000            706,543
Cuyahoga County, HR, Refunding (Mount Sinai Medical Center)
   8.125%, 11/15/2014 (Prerefunded 11/15/1997) (a)...........................        250,000            264,533

Oregon--.7%
Tri County Metropolitan Transportation District (Light Rail Extension)
   5.60%, 7/1/2003...........................................................        250,000            265,413

Pennsylvania--5.7%
Pennsylvania Intergovernmental Coop Authority, Special Tax Revenue
   (City of Philadelphia Funding Program) 6.80%, 6/15/2022 (Prerefunded
   6/15/2002) (a)............................................................      1,000,000          1,110,450

Premier Limited Term Municipal Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)               December 31, 1996 (Unaudited)



                                                                                    Principal
Long-Term Municipal Investments (continued)                                           Amount          Value
-----------------------------------------------------------------------------     -------------    ------------
Pennsylvania (continued)
Somerset County General Authority, Commonwealth LR
   6.70%, 10/15/2003 (Insured; FGIC) (Prerefunded 10/15/2001) (a)............     $1,000,000       $  1,097,220

South Carolina--1.4%
Anderson County, Hospital Facilities Revenue (Anderson Memorial Hospital)
   7.50%, 2/1/2018 (Insured; MBIA) (Prerefunded 2/1/1998) (a)................        500,000            529,345

Tennessee--1.3%
Louden County Industrial Development Board, SWDR
   (Kimberly-Clark Corporation Project) 6.20%, 2/1/2023......................        500,000            509,825

Texas--9.0%
Austin, Utility System Revenue
   8%, 11/15/2016 (Prerefunded 5/15/2001) (a)................................        200,000            228,040
Fort Bend Independant School District, Refunding (Permanent School Fund Guaranteed)
   6.60%, 2/15/2004..........................................................        875,000            974,978
Lewisville Independant School District (Building Bonds)
   (Permanent School Fund Guaranteed):
     7.50%, 8/15/2006........................................................        650,000            777,550
     7.50%, 8/15/2007........................................................        600,000            720,480
Red River Autority, PCR (Hoechst Celanese Corp. Project)
   6.875%, 4/1/2017..........................................................        750,000            805,538

Utah--1.4%
Intermountain Power Agency, Power Supply Revenue, Refunding
   6.25%, 7/1/2009 (Insured; FSA)............................................        500,000            553,890

Vermont--3.5%
Vermont Educational and Health  Buildings Financing Agency, Revenue
   (Middlebury College Project) 6%, 11/1/2003................................      1,260,000          1,362,955

Virginia--2.8%
Virginia Transportation Board, Transportation Contract Revenue, Refunding
   (Route 28 Project) 6%, 4/1/2005...........................................      1,000,000          1,070,850

Washington--7.1%
Spokane Regional Solid Waste Management System, Revenue
   7.625%, 1/1/2011 (Insured; AMBAC) (Prerefunded 1/1/1999) (a)..............      1,000,000          1,087,370
Washington Public Power Supply System, Revenue, Refunding
   (Nuclear Project No. 1):
     6%, 7/1/2006 (Insured; MBIA)............................................        500,000            532,389
     7%, 7/1/2008............................................................      1,000,000          1,145,930

Wisconsin--1.4%
Wisconsin, Health and Educational Facilities Revenue
   (Aurora Medical Group Inc.) 5.75%, 11/15/2007 (Insured; FSA)..............        500,000            527,259
                                                                                              -----------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $35,397,842)........................................................                       $36,689,521
                                                                                              =================

Premier Limited Term Municipal Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)               December 31, 1996 (Unaudited)



                                                                                    Principal
Short-Term Municipal Investments--5.7%                                               Amount          Value
-----------------------------------------------------------------------------     -------------    ------------
California--1.2%
Los Angeles Regional Airports Improvement Corp., LR, VRDN:
   (American Airlines-Los Angeles International):
     4.95% (LOC; Wachovia Bank) (b,c)........................................    $   100,000      $     100,000
     4.95% (LOC; Wachovia Bank) (b,c)........................................        100,000            100,000
   (Los Angeles International Airport) 4.95% (LOC; Societe Generale) (b,c)...        300,000            300,000

Louisiana--.6%
East Baton Rouge Parish, PCR, Refunding, VRDN (Rhone-Poulenc Inc. Project)
   5.50% (LOC; Banque National de Paris) (b,c)...............................        230,000            230,000

Massachusetts--1.0%
Massachusetts, VRDN 4.80% (LOC; National Westminster Bank PLC) (b,c).........        400,000            400,000

New York--.3%
New York City Municipal Water Finance Authority, Water and Sewer System
   Revenue, VRDN 5% (Insured; FGIC) (c)......................................        100,000            100,000

South Carolina--.8%
South Carolina Jobs Economic Development Authority, EDR, VRDN (Saint Francis Hospital)
   4.95% (LOC; Chase Manhatten Bank) (b,c)...................................        300,000            300,000

Tennessee--.5%
Metropolitan Nashville Airport Authority, Special Facilities Revenue, Refunding,
   VRDN (American Airlines Project) 4.95% (LOC; Bayerische Landesbank) (b,c).        200,000            200,000

Texas--.8%
Grand Prairie Housing Finance Corp., MFHR, Refunding, VRDN
   (Winridge Grand Prairie) 4.20% (c)........................................        100,000            100,000
Grapevine Industrial Development Corporation, Revenue, VRDN
   (Multiple Mode-American Airlines):
     4.95% (LOC; Morgan Guaranty Trust Company) (b,c)........................        100,000            100,000
     4.95% (LOC; Morgan Guaranty Trust Company) (b,c)........................        100,000            100,000

Wyoming--.5%
Green River, PCR, Refunding, VRDN (Rhone-Poulenc Inc. Project)
   5.50% (LOC; ABN-AMRO Bank) (b,c)..........................................        200,000            200,000
                                                                                              -----------------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $2,230,000).........................................................                      $  2,230,000
                                                                                              =================
TOTAL INVESTMENTS--100.0%
   (cost $37,627,842)........................................................                       $38,919,521
                                                                                              =================

Premier Limited Term Municipal Fund
----------------------------------------------------------------------------

Summary of Abbreviations
----------------------------------------------------------------------------


AMBAC      American Municipal Bond Assurance Corporation    MBIA       Municipal Bond Investors Assurance
EDR        Economic Development Revenue                                  Insurance Corporation
FGIC       Financial Guaranty Insurance Company             MFHR       Multi-Family Housing Revenue
FSA        Financial Security Assurance                     PCR        Pollution Control Revenue
HR         Hospital Revenue                                 SWDR       Solid Waste Disposal Revenue
LOC        Letter of Credit                                 VRDN       Variable Rate Demand Notes
LR         Lease Revenue


Summary of Combined Ratings (Unaudited)
--------------------------------------------------------------------------


Fitch (d)          or          Moody's           or           Standard & Poor's         Percentage of Value
------                         --------                       ----------------          ------------------
AAA                            Aaa                            AAA                                58.4%
AA                             Aa                             AA                                 22.9
A                              A                              A                                  12.8
BBB                            Baa                            BBB                                 1.4
F1                             MIG1/P1                        SP1/A1                              4.4
Not Rated (e)                  Not Rated (e)                  Not Rated (e)                        .1
                                                                                                ------
                                                                                                100.0%
                                                                                                ------
                                                                                                ------

Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(c) Secured by letter of credit.
(d) Fitch currently provides creditworthiness information for a limited number of investments.
(e) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.




                       See notes to financial statements.

Premier Limited Term Municipal Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities               December 31, 1996 (Unaudited)


                                                                                                   Cost             Value
                                                                                               ------------      ------------
ASSETS:                       Investments in securities--See Statement of Investments           $37,627,842       $38,919,521
                              Interest receivable..............................                                       704,625
                                                                                                                  ------------
                                                                                                                   39,624,146
                                                                                                                  ------------
LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                        19,524
                              Due to Distributor...............................                                         1,561
                              Cash overdraft due to Custodian..................                                        28,824
                                                                                                                  ------------
                                                                                                                       49,909
                                                                                                                  ------------
NET ASSETS.....................................................................                                   $39,574,237
                                                                                                                  ============
REPRESENTED BY:               Paid-in capital..................................                                   $38,152,184
                              Accumulated distributions in excess of investment
                                income--net.....................................                                      (23,994)
                              Accumulated net realized gain (loss) on investments                                     154,368
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 3..........................                                    1,291,679
                                                                                                                  ------------
NET ASSETS.....................................................................                                   $39,574,237
                                                                                                                  ============

                            NET ASSET VALUE PER SHARE
                            -------------------------


                                                       Class A          Class B         Class C        Class R
                                                     -----------       ---------       ---------     -----------
Net Assets.....................................      $18,363,104        $524,108        $356,069     $20,330,956
Shares Outstanding.............................        1,521,750          43,440          29,464       1,684,976
NET ASSET VALUE PER SHARE......................           $12.07          $12.07          $12.08          $12.07
                                                          =======         =======         =======         =======




                       See notes to financial statements.

Premier Limited Term Municipal Fund
-----------------------------------------------------------------------------
Statement of Operations        Six Months Ended December 31, 1996 (Unaudited)


INVESTMENT INCOME

INCOME                        Interest Income..................................                                 $1,000,881

EXPENSES:                     Management fee--Note 2(a)........................               $ 94,152
                              Distribution and service fees--Note 2(b).........                 26,086
                              Trustees' fees and expenses--Note 2(c)...........                    802
                                                                                              ---------
                                Total Expenses.................................                                    121,040
                                                                                                                -----------
INVESTMENT INCOME--NET..........................................................                                   879,841
                                                                                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                              Net realized gain (loss) on investments.........                $134,627
                              Net realized gain (loss) on financial futures...                  40,194
                                                                                              ---------
                              Net Realized Gain (Loss).........................                                    174,821
                              Net unrealized appreciation (depreciation) on investments                            470,985
                                                                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS........................                                     645,806
                                                                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                                  $1,525,647
                                                                                                                ===========


                       See notes to financial statements.

Premier Limited Term Municipal Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                          Six Months Ended
                                                                                          Decemer 31, 1996     Year Ended
                                                                                            (Unaudited)       June 30, 1996
                                                                                          ----------------    -------------
OPERATIONS:
  Investment income--net.......................................................              $   879,841       $ 1,793,304
  Net realized gain (loss) on investments.....................................                   174,821           249,223
  Net unrealized appreciation (depreciation) on investments...................                   470,985              (638)
                                                                                             ------------     ------------
      Net Increase (Decrease) in Net Assets Resulting from Operations.........                 1,525,647         2,041,889
                                                                                             ------------     ------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net:
    Class A shares............................................................                  (419,568)         (879,802)
    Class B shares............................................................                   (10,287)          (13,817)
    Class C shares............................................................                    (5,324)           (4,466)
    Class R shares............................................................                  (444,662)         (895,219)
  Net realized gain on investments:
    Class A shares............................................................                   (48,805)            --
    Class B shares............................................................                    (1,369)            --
    Class C shares............................................................                      (941)            --
    Class R shares............................................................                   (52,550)            --
                                                                                             ------------     ------------
      Total Dividends.........................................................                  (983,506)       (1,793,304)
                                                                                             ------------     ------------
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares............................................................                   240,854         1,917,807
    Class B shares............................................................                    45,217           488,218
    Class C shares............................................................                   580,907            65,040
    Class R shares............................................................                 4,416,018         6,442,697
  Dividends reinvested:
    Class A shares............................................................                   370,152           712,884
    Class B shares............................................................                     9,170            10,430
    Class C shares............................................................                     4,821             1,403
    Class R shares............................................................                   111,689           185,865
  Cost of shares redeemed:
    Class A shares............................................................                (1,267,191)       (5,397,222)
    Class B shares............................................................                   (37,308)          (81,163)
    Class C shares............................................................                  (383,644)             (239)
    Class R shares............................................................                (2,329,493)       (5,593,570)
                                                                                             ------------     ------------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions.                 1,761,192        (1,247,850)
                                                                                             ------------     ------------
        Total Increase (Decrease) in Net Assets...............................                 2,303,333          (999,265)

NET ASSETS:
  Beginning of Period.........................................................                37,270,904        38,270,169
                                                                                             ------------     ------------
  End of Period...............................................................               $39,574,237      $ 37,270,904
                                                                                             ============     ============
Distributions in excess of investment income--net..............................              $   (23,994)     $    (23,994)
                                                                                             ------------     ------------


                       See notes to financial statements.

Premier Limited Term Municipal Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets (continued)

                                                                                                        Shares
                                                                                          ---------------------------------
                                                                                          Six Months Ended
                                                                                          Decemer 31, 1996     Year Ended
                                                                                            (Unaudited)       June 30, 1996
                                                                                          ----------------    -------------
CAPITAL SHARE TRANSACTIONS:

  Class A
  -------
  Shares sold.................................................................                 20,047           159,936
  Shares issued for dividends reinvested......................................                 30,783            59,279
  Shares redeemed.............................................................               (105,644)         (451,257)
                                                                                            ---------         ---------
                              Net Increase (Decrease) in Shares Outstanding...                (54,814)         (232,042)
                                                                                            =========         =========

  Class B
  -------
  Shares sold.................................................................                  3,779            40,828
  Shares issued for dividends reinvested......................................                    763               867
  Shares redeemed.............................................................                 (3,114)           (6,840)
                                                                                            ---------         ---------
                              Net Increase (Decrease) in Shares Outstanding...                  1,428            34,855
                                                                                            ---------         ---------

  Class C
  -------
  Shares sold.................................................................                 48,337             5,436
  Shares issued for dividends reinvested......................................                    400               117
  Shares redeemed.............................................................                (31,927)              (20)
                                                                                            ---------         ---------
                              Net Increase (Decrease) in Shares Outstanding...                 16,810             5,533
                                                                                            =========         =========

  Class R
  -------
  Shares sold.................................................................                367,849           537,652
  Shares issued for dividends reinvested......................................                  9,278            15,459
  Shares redeemed.............................................................               (194,744)         (465,937)
                                                                                            ---------         ---------
                              Net Increase (Decrease) in Shares Outstanding...                182,383            87,174
                                                                                            =========         =========



                       See notes to financial statements.

Premier Limited Term Municipal Fund
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                         Class A Shares
                                                --------------------------------------------------------------
                                                Six Months Ended
                                                December 31, 1996             Year Ended June 30,
                                                                 ---------------------------------------------
PER SHARE DATA:                                   (Unaudited)     1996   1995(1)(2)  1994(1)(2) 1993(2)   1992
                                                ---------------  ------  ----------  ---------  -------   ----
   Net asset value, beginning of period.......      $11.89        $11.82   $11.66    $12.61    $12.21    $11.58
                                                    -------      -------   -------   -------   -------  -------
   Investment Operations:
   Investment income--net......................        .54           .54      .53       .54(3)    .60(3)    .70(3)
   Net realized and unrealized gain (loss)
      on investments..........................         .21           .08       .1      (.41)      .68       .65
                                                    -------      -------   -------   -------   -------  -------
   Total from Investment Operations...........         .75           .62      .72       .13      1.28      1.35
                                                    -------      -------   -------   -------   -------  -------
   Distributions:
   Dividends from investment income--net.......       (.54)         (.55)    (.53)     (.54)     (.60)     (.70)
   Dividends from net realized gain on investments    (.03)           --     (.03)     (.54)     (.28)     (.02)
                                                    -------      -------   -------   -------   -------  -------
   Total Distributions........................        (.57)         (.55)    (.56)    (1.08)     (.88)     (.72)
                                                    -------      -------   -------   -------   -------  -------
   Net asset value, end of period.............      $12.07        $11.89   $11.82    $11.66    $12.61    $12.21
                                                    =======      =======   =======   =======   =======  =======
TOTAL INVESTMENT RETURN(4)....................        8.17%(5)      5.25%    6.37%      .96%    10.95%    11.94%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets....         .75%(5)       .75%     .75%      .76%(6)  1.03%(6)   .97%(6)
   Ratio of net investment income
      to average net assets...................        4.52%(5)      4.53%    4.59%     4.43%     4.91%     5.82%
   Portfolio Turnover Rate....................       23.03%(7)     55.07%   61.00%    57.00%    103.00%   30.00%
   Net Assets, end of period (000's Omitted)..     $18,363       $18,751  $21,375   $23,715    $18,251  $26,192

-------------------------
(1) Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager. From April 4, 1994 through October 16, 1994 Mellon Bank, N.A. served as the Fund's investment manager. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment  adviser.
(2) On February 1, 1993 existing shares of the Fund were designated the Retail Class and the Fund began offering the Institutional Class and Investment Class of shares. Effective April 4, 1994 the Retail and Institutional Classes were reclassified as a single class of shares known as the Investor shares. Effective
    October 17, 1994,  the Investor  shares were  redesignated  Class A shares. The Financial Highlights for the year ended June 30, 1995 are based upon a Class A
    (formerly Investor) share outstanding. The amounts shown for the year ended June 30, 1994 were calculated using the performance of a Retail share outstanding from July 1, 1993 to April 3, 1994 and the performance of an Investor share outstanding from April 4, 1994 to June 30, 1994. The Financial Highlights for
    the year  ended  June 30,  1993 and prior  years are based  upon a
    Retail  share outstanding.
(3) Net   investment   income   before  waiver  of  fees  and/or reimbursement
 of expenses by the investment adviser and/or custodian and/or transfer agent for the years ended June 30, 1994, 1993 and 1992 were $.49, $.59 and $.68, respectively.
(4) Exclusive  of sales  load.
(5) Annualized.
(6) Annualized expense ratios before voluntary waiver of fees and/or reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the years ended June 30, 1994, 1993 and 1992 were 1.09%, 1.11% and 1.12%, respectively.
(7) Not annualized.


                       See notes to financial statements.

Premier Limited Term Municipal Fund
--------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                 Class B Shares
                                                             ---------------------------------------------------
                                                             Six Months Ended                      Period Ended
                                                             December 31, 1996    Year Ended         June 30,
                                                                (Unaudited)      June 30, 1996        1995(1)
                                                            ------------------   ------------     ------------
PER SHARE DATA:
   Net asset value, beginning of period.....................       $11.89            $11.82            $11.32
                                                                  -------           -------           -------
   Investment Operations:
   Investment income--net....................................         .48               .48               .24
   Net realized and unrealized gain (loss)
      on investments........................................          .21               .07               .50
                                                                  -------           -------           -------
   Total from Investment Operations.........................          .69               .55               .74
                                                                  -------           -------           -------
   Distributions:
   Dividends from investment income--net....................         (.48)             (.48)             (.24)
   Dividends from net realized gain on investments..........         (.03)               --               --
                                                                  -------           -------           -------
   Total Distributions......................................         (.51)             (.48)             (.24)
                                                                  -------           -------           -------
   Net asset value, end of period...........................       $12.07            $11.89            $11.82
                                                                  =======           =======           =======
TOTAL INVESTMENT RETURN(2)..................................         7.76%(3)          4.71%             6.59%(4)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets..................         1.25%(3)          1.25%             1.25%(3)
   Ratio of net investment income
      to average net assets.................................         4.02%(3)          3.98%             4.09%(3)
   Portfolio Turnover Rate..................................        23.03%(4)         55.07%            61.00%
   Net Assets, end of period (000's Omitted)................         $524              $500               $85

--------------------------------
(1) The Fund commenced selling Class B shares on December 28, 1994.
(2) Exclusive of sales load.
(3) Annualized.
(4) Not annualized.


                       See notes to financial statements.

Premier Limited Term Municipal Fund
-------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                 Class C Shares
                                                             ---------------------------------------------------
                                                             Six Months Ended                      Period Ended
                                                             December 31, 1996    Year Ended         June 30,
                                                                (Unaudited)      June 30, 1996        1995(1)
                                                            ------------------   ------------     ------------
PER SHARE DATA:
   Net asset value, beginning of period.....................       $11.90            $11.82            $11.32
                                                                   -------           -------          -------
   Investment Operations:
   Investment income--net....................................         .49               .48               .24
   Net realized and unrealized gain (loss)
      on investments........................................          .21               .08               .50
                                                                   -------           -------          -------
   Total from Investment Operations.........................          .70               .56               .74
                                                                   -------           -------          -------
   Distributions:
   Dividends from investment income--net.....................        (.49)             (.48)             (.24)
   Dividends from net realized gain on investments..........         (.03)               --               --
                                                                   -------           -------          -------
   Total Distributions......................................         (.52)             (.48)             (.24)
                                                                   -------           -------          -------
   Net asset value, end of period...........................       $12.08            $11.90            $11.82
                                                                   =======           =======          =======
TOTAL INVESTMENT RETURN(2)..................................         7.68%(3)          4.81%             6.59%(4)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets..................         1.26%(3)          1.24%             1.25%(3)
   Ratio of net investment income
      to average net assets.................................         4.14%(3)          4.00%             4.09%(3)
   Portfolio Turnover Rate..................................        23.03%(4)         55.07%            61.00%
   Net Assets, end of period (000's Omitted)................         $356              $150               $84

--------------
(1) The Fund commenced selling Class C shares on December 28, 1994.
(2) Exclusive of sales load.
(3) Annualized.
(4) Not annualized.



                       See notes to financial statements.

Premier Limited Term Municipal Fund
-----------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                          Class R Shares
                                                  -------------------------------------------------------------
                                                   Six Months
                                                      Ended                                              Period
                                                  December 31,           Year Ended June 30,              Ended
                                                      1996       ___________________________________    June 30,
PER SHARE DATA:                                    (Unaudited)     1996      1995(1)(2)   1994(1)(2)     1993(2)
                                                   -----------   -------     --------     --------     --------
   Net asset value, beginning of period.....       $11.89       $11.82       $11.66        $12.61       $12.21
                                                   -------      -------      -------       -------      -------
   Investment Operations:
   Investment income--net....................         .57          .57          .56           .58(3)       .25(3)
   Net realized and unrealized gain (loss)
      on investments........................          .21          .08          .19          (.43)         .40
                                                   -------      -------      -------       -------      -------
   Total from Investment Operations.........          .78          .65          .75           .15          .65
                                                   -------      -------      -------       -------      -------
   Distributions:
   Dividends from investment income--net.....        (.57)        (.58)        (.56)         (.56)        (.25)
   Dividends from net realized gain on investments   (.03)          --         (.03)         (.54)          --
                                                   -------      -------      -------       -------      -------
   Total Distributions......................         (.60)        (.58)        (.59)        (1.10)        (.25)
                                                   -------      -------      -------       -------      -------
   Net asset value, end of period...........       $12.07       $11.89       $11.82        $11.66       $12.61
                                                   =======      =======      =======       =======      =======
TOTAL INVESTMENT RETURN(4)..................         8.43%(5)     5.51%        6.64%         1.08%        5.36%(6)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets..          .50%(5)      .50%         .50%          .50%(7)      .68%(5)(7)
   Ratio of net investment income
      to average net assets.................         4.77%(5)     4.77%        4.84%         4.69%        4.82%(5)
   Portfolio Turnover Rate..................        23.03%(6)    55.07%       61.00%        57.00%       103.00%(6)
   Net Assets, end of period (000's Omitted)      $20,331      $17,870      $16,727       $12,581        $8,974

-----------------------------
(1) Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser.
(2) The Fund commenced selling Investment Class shares on February 1, 1993. Effective April 4, 1994 the Investment Class was redesignated the Trust shares. Effective October 17, 1994 Trust shares were redesignated Class
    R shares. The table above is based upon an Investment share outstanding from February 1, 1993 to April 3, 1994 and a Trust share outstanding from April 4, 1994 to October 16, 1994.
(3) Net investment income before waiver of fees and/or reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the year ended June 30, 1994 and for the period ended June 30, 1993 were $.54 and $.24, respectively.
(4) Exclusive of sales load.
(5) Annualized.
(6) Not annualized.
(7) Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the year ended June 30, 1994 and for the period ended June 30, 1993 were .83% and .93%, respectively.


                       See notes to financial statements.

Premier Limited Term Municipal Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:
   The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering seven series including the Premier Limited Term Municipal Fund (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal income taxes consistent with the prudent risk of capital by investing in municipal securities which are of investment-grade quality and intermediate maturities. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").
   Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares:
Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and a service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.
   Investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. Actual results may differ from estimates.
   (a) Portfolio valuation: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

Premier Limited Term Municipal Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

   (c) Financial futures: The Fund may invest in financial futures contracts in order to gain exposures to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At December 31, 1996, there were no financial futures contracts outstanding.
   (d) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
   (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes. NOTE 2--Investment Management Fee and Other Transactions With Affiliates:
   (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel).
   (b) Distribution and service plan: The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Class A, B and C shares. Under the Plan, the Fund may pay annually up to .25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, the Fund may pay the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which the Fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no distribution or service fee. During the period ended December 31, 1996, the distribution fee for Class A, Class B and Class C shares was $23,201,

Premier Limited Term Municipal Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

$1,280 and $643, respectively. During the period ended December 31, 1996, the service fee for Class B and Class C shares was $640 and $322, respectively.
   Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.
   (c) Trustees' fees: Each trustee who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds:
The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.
NOTE 3--Securities Transactions:
   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1996, amounted to $9,156,976 and $8,336,666, respectively.
   At December 31, 1996, accumulated net unrealized appreciation on investments was $1,291,679, consisting of $1,325,796 gross unrealized appreciation and $34,117 gross unrealized depreciation.
   At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 4--Bank Line of Credit:
   The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended December 31, 1996, the Fund did not borrow under the line of credit.

Premier Limited Term
Municipal Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.                     PLTSA9612

                               Semi-Annual Report

-------------------------------------------------------------------------------
                              Premier Limited Term
                                    New York
                                 Municipal Fund
-------------------------------------------------------------------------------


                                December 31, 1996

Premier Limited Term New York Municipal Fund
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this report on the Premier Limited Term New York Municipal Fund. For its semi-annual reporting period ended December 31, 1996, your Fund produced total returns of 3.68%, 3.49%, 3.41% and 3.81% for its Class A, Class B, Class C and Class R shares, respectively.* During this six-month period, the Fund paid income dividends, which were exempt from Federal, State of New York and New York City personal income taxes, in the amounts of approximately $.293 per share for Class A shares, $.261 per share for Class B shares, $.261 per share for Class C shares and $.309 per share for Class R shares.** This amounts to annualized tax-free distribution rates per share of 4.40%, 4.03%, 4.02% and 4.78% for Class A, Class B, Class C and Class R shares, respectively.***


THE ECONOMY

   Over the reporting period, the economy grew moderately, showing little evidence of accelerating inflation despite the robust pace of new job creation and the low unemployment rate. It was fear of accelerating inflation that prompted a sharp rise in long-term interest rates earlier in the year. By year-end, however, long-term rates had fallen by one half of one percent (50 basis points) from last summer's peak. Contributing to the drop in rates was the decision of the Open Market Committee of the Federal Reserve Board (the "Fed") to leave short-term interest rates unchanged.

   Inflation at the consumer level of the economy remains in the 3% range, which has been accompanied by a comparably benign inflation picture at the production level of the economy as well. The so-called "core" Producer Price Index (it excludes the energy and food components because of their volatility) rose just 0.1% in November and a mere 0.6% for the previous 12 months. Producers appeared to have little ability to pass on price increases to their customers, a reason cited by the Fed as evidence of the lack of rising price inflation.

   Despite the sanguine price environment, consumers remained wary spenders and modest borrowers, and retail sales growth has been moderate. Nevertheless, the renewed decline in mortgage rates spurred the housing market. Existing home sales in November increased for the first time in six months. New housing starts also rose sharply, with the November increase the largest monthly rise since July 1995. Job growth still appears to have underlying strength and monthly increases in workers added to payrolls could also move higher. The recent unemployment rate rose slightly, but still remained near a seven-year low.

   Lending optimism to the prospect for continued economic growth was the report from The Conference Board -- a private research group -- that its Index of Leading Economic Indicators rose for the tenth consecutive month in November. An increase in this index generally correlates with economic expansion over the next three to twelve months. Manufacturing remained firm all year with both factory orders and industrial production rising moderately. Despite this overall strength in production, there were some signs of moderation at year-end. Inventories have built up and orders for durable goods -- those items intended to last three or more years -- declined.

   Last year, high employment, low inflation and moderate economic growth stayed the Fed's hand from raising interest rates. The economy is now in the sixth year of this business cycle and we remain alert to signs of the potential rekindling of inflationary pressures.

MARKET ENVIRONMENT/PORTFOLIO ACTIVITY

   Here in New York State, audited financial statements from the June 1996 fiscal year show an improved ending cash balance of $445 million. Yet a still large accumulated fund deficit remains. Despite the economic recovery which, for the State, has lasted five years, New York has been unable to rebuild its financial reserves to prerecession levels. The State's economy has grown very slowly during the nationwide recovery, primarily because of the high cost of doing business in the State. Recently implemented tax cuts, while impeding revenue growth in the near term, should prove to be an incentive for resident businesses to remain in the State.

   The State's results in 1996 were helped significantly by the strong revenue flow from the financial services sector, particularly Wall Street. This trend has continued into Fiscal Year 1997. In the just-released 1998 budget, Governor Pataki expressed his intention to close the 1998 budget gap with a projected surplus from Fiscal 1997. This surplus is projected to arise primarily from higher personal tax revenues and from reduced Medicaid expenses. Given the political ramifications regarding Medicaid, any reduction in expenses is a questionable assumption. Overall, we remain neutral to slightly positive on the State's credit trend.

   Two trends that bear watching in 1997 relate to hospitals and electric utilities. Health care deregulation is just beginning in New York. As a result, hospital credits may come under pressure because of the new competitive environment. Regarding electric utilities, the two political parties are united in their belief that the key to attracting new businesses to the State is to reduce the high cost of electric power. It is agreed that competition is the answer, yet the nature of the proposals vary widely. The form of utility competition in New York will be a much discussed topic, and the role of the New York Power Authority is uncertain. For this reason, we do not favor New York Power Authority credits at this time.

   Buoyed by the strength in the taxable bond market and waning attention to tax reform, municipal bond prices rose throughout the reporting period. Demand was particularly strong in July due to heavier than normal maturity and coupon payments on July 1st. However, the decline in interest rates also increased new issue supply as issuers opportunistically refinanced older, higher coupon debt. Consequently, the total new issue supply in the municipal marketplace for 1996 was $182 billion, well above the expectations of most analysts. As a result, longer maturity municipal bond prices rose in response to this demand during the second half of 1996. Overall though, for the full calendar year, these same securities declined in value and their yield increased by 35 basis points. Prices on comparable Treasury securities declined even further than municipals during the same period, increasing their yields by more than 70 basis points. Thus, municipal bonds significantly outperformed taxable fixed-income securities in 1996.

   In keeping with its objective of maximizing income consistent with the prudent risk of capital, the Fund emphasized premium coupon, high quality securities throughout the reporting period. The weighted average maturity of the portfolio was extended slightly during the second half of 1996 in anticipation of a declining interest rate environment and to be more neutral relative to its peer group of funds. By September 30, 1996, the average maturity had been increased to 7.2 years (from 6.73 years on June 30, 1996), and further extended to 7.28 years by the end of the reporting period.

   Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.


                                                     Very truly yours,

                                                     Kristin Lindquist


                                                     Kristin Lindquist
                                                     Portfolio Manager
January 15, 1997
New York, N.Y.


  *Total return includes reinvestment of dividends and any capital gains paid without taking into account the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
 **Some income may be subject to the Federal  Alternative  Minimum Tax (AMT) for certain shareholders.
***Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price for Class A shares and the net asset value per share for Class B, Class C and Class R shares at the end of the period, adjusted for capital gain distributions.

Premier Limited Term New York Municipal Fund
-------------------------------------------------------------------------
Statement of Investments                  December 31, 1996 (Unaudited)


                                                                                  Principal
Long-Term Municipal Investments--100.0%                                             Amount             Value
-----------------------------------------------------------------------------    ------------       -----------
New York--90.8%
Albany County 7%, 10/1/2000 (Insured; FGIC, Prerefunded 10/1/1999) (a).......    $   125,000        $   137,697
Amherst, Public Improvement 6.20%, 4/1/2002 (Insured; FGIC)..................        150,000            162,303
Battery Park City Authority, Revenue 5.50%, 11/1/2016 (Insured; AMBAC).......        200,000            198,672
Erie County Water Authority, Water Revenue, Refunding
   6.65%, 12/1/1999 (Insured; AMBAC).........................................        250,000            267,240
   7%, 12/1/2000 (Insured; AMBAC)............................................        200,000            219,680
Greece Central School District 6%, 6/15/2010.................................        225,000            243,508
Town of Hempstead 6.30%, 1/1/2002 (Insured; AMBAC)...........................        150,000            161,649
Metropolitan Transportation Authority, Transporation Facilities Revenue:
   6.30%, 7/1/2007 (Insured; MBIA)...........................................        250,000            277,055
   (Service Contract) 7%, 7/1/1998 (Insured; AMBAC)..........................        100,000            104,467
Monroe County, Public Improvement 7%, 6/1/2003 (Insured; FGIC)...............        200,000            227,076
Municipal Assistance Corporation for New York City:
   7.10%, 7/1/2000...........................................................        100,000            108,319
   Refunding 5.25%, 7/1/2002 (Insured; AMBAC)................................        125,000            129,492
Nassau County 7%, 7/1/2002 (Insured; AMBAC, Prerefunded 7/1/2000) (a)........        100,000            109,737
New York State, Refunding 6.25%, 8/15/2004...................................        200,000            219,588
New York State Dormitory Authority, Revenue:
   (FIT Student Housing) 5.75%, 7/1/2006 (Insured; AMBAC)....................        130,000            138,161
   Refunding (Vassar College) 6%, 7/1/2005...................................        250,000            274,488
New York State Housing Finance Agency, Refunding:
   (Housing Project Mortgage Revenue) 5.50%, 11/1/2006 (Insured; FSA)........        200,000            204,558
   (State University Construction) 7.15%, 11/1/1997..........................        155,000            159,619
New York State Local Government Assistance Corporation 6.375%, 4/1/2000......        200,000            211,948
New York State Mortgage Agency, Homeowner Mortgage Revenue
   7.50%, 10/1/1998..........................................................         45,000             46,427
New York State Power Authority, General Purpose Revenue
   7%, 1/1/2018 (Prerefunded 1/1/2010) (a)...................................        300,000            351,345
New York State Thruway Authority (Emergency Highway Construction and
   Reconstruction) 6%, 3/1/2002 (Insured; FSA)...............................        200,000            213,688
New York State Urban Development Corporation, Refunding
   (Corporation Purpose) 5.50%, 7/1/2005.....................................        200,000            210,034
Orange County 5.10%, 11/15/2002..............................................        130,000            134,780
Oyster Bay 7.125%, 4/15/2000 (Insured; FGIC).................................        180,000            195,804
Port Washington Union Free School District 6%, 8/1/2001......................        125,000            132,975
Suffolk County, Public Improvement
   7%, 4/1/2002 (Insured; MBIA, Prerefunded 4/1/2001) (a)....................        150,000            165,099
Triborough Bridge and Tunnel Authority, General Purpose Revenue:
   7.40%, 1/1/2003 (Prerefunded 1/1/1999) (a)................................        200,000            215,934
   7%, 1/1/2011 (Prerefunded 1/1/1999) (a)...................................        150,000            160,808
   Refunding 5.90%, 1/1/2007.................................................        100,000            107,235
Westchester County 6.625%, 11/1/2004.........................................        250,000            285,168

Premier Limited Term New York Municipal Fund
------------------------------------------------------------------------------
Statement of Investments (continued)             December 31, 1996 (Unaudited)


                                                                                   Principal
Long-Term Municipal Investments (continued)                                         Amount             Value
-----------------------------------------------------------------------------    ------------       -----------

Western Nassau County Water Authority,
   Water Systems Revenue 5.50%, 5/1/2004 (Insured; AMBAC)....................     $  250,000         $  263,775
U. S. Related--9.2%
Puerto Rico Commonwealth, Refunding 6.25%, 7/1/2011 (Insured; MBIA)..........        200,000            221,740
Puerto Rico Commonwealth Highway and Transporation Authority,
   Highway Revenue 6.25%, 7/1/2009 (Insured; MBIA)...........................        150,000            166,904
University of Puerto Rico, University Revenues, Refunding
   6.25%, 6/1/2006...........................................................        200,000            222,154
                                                                                                  -------------
TOTAL INVESTMENTS (cost $6,389,380)..........................................                        $6,649,127
                                                                                                  =============



Summary of Abbreviations
-----------------------------------------------------------------------------

AMBAC      American Municipal Bond Assurance Corporation    FSA        Financial Security Assurance
FGIC       Financial Guaranty Insurance Company             MBIA       Municipal Bond Investors Assurance
                                                                           Insurance Corporation

Summary of Combined Ratings
------------------------------------------------------------------------------


Fitch (b)          or          Moody's           or           Standard & Poor's         Percentage of Value
------                         --------                       ----------------          ------------------
AAA                            Aaa                            AAA                              77.2%
AA                             Aa                             AA                               12.1
A                              A                              A                                 6.5
BBB                            Baa                            BBB                               4.2
                                                                                            -------
                                                                                              100.0%
                                                                                            =======

Notes to Statement of Investments:
-------------------------------------------------------------------------------

(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay prinicpal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Fitch currently provides creditworthiness information for a limited number of investments.


                       See notes to financial statements.

Premier Limited Term New York Municipal Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities               December 31, 1996 (Unaudited)


                                                                                                 Cost             Value
                                                                                             -----------       -----------
ASSETS:                       Investments in securities--See Statement of Investments...      $6,389,380        $6,649,127
                              Cash......................................................                             3,566
                              Interest receivable.......................................                           121,409
                                                                                                               -----------
                                                                                                                 6,774,102
                                                                                                               -----------


LIABILITIES:                  Due to The Dreyfus Corporation and affiliates............                              3,043
                              Due to Distributor.......................................                                135
                              Trustees' fee payable....................................                                452
                                                                                                               -----------
                                                                                                                     3,630
                                                                                                               -----------


NET ASSETS.............................................................................                         $6,770,472
                                                                                                               ===========


REPRESENTED BY:               Paid-in capital.........................................                          $6,511,078
                              Accumulated net realized gain (loss) on investments                                     (353)
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 3................................                             259,747
                                                                                                               -----------


NET ASSETS.....................................................................                                 $6,770,472
                                                                                                               ===========



                                                                 NET ASSET VALUE PER SHARE
                                                                ---------------------------

                                                       Class A         Class B          Class C       Class R
                                                      ----------       ---------        --------     ----------
Net Assets.....................................       $2,080,779      $143,875          $52,889        $4,492,929
Shares Outstanding.............................          163,053        11,262            4,134           352,128
NET ASSET VALUE PER SHARE......................           $12.76        $12.78           $12.79            $12.76
                                                       =========       =======          =======        ==========








                       See notes to financial statements.

Premier Limited Term New York Municipal Fund
-------------------------------------------------------------------------------
Statement of Operations          Six Months Ended December 31, 1996 (Unaudited)


INVESTMENT INCOME


INCOME                   Interest Income...........................................                              $178,813


EXPENSES:                Management fee--Note 2(a)..................................      $16,675
                         Distribution and service fees--Note 2(b)...................        3,355
                         Trustees' fees and expenses--Note 2(c).....................          141
                                                                                         --------
                           Total Expenses...........................................                               20,171
                                                                                                                ---------



INVESTMENT INCOME--NET..............................................................                              158,642



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                         Net realized gain (loss) on investments.....................      $  (273)
                         Net unrealized appreciation (depreciation) on investments...       91,242
                                                                                          --------


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS........................                                     90,969
                                                                                                                ---------



NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                                   $249,611
                                                                                                                =========






                       See notes to financial statements.

Premier Limited Term New York Municipal Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                               Six Months Ended
                                                                               December 31, 1996      Year Ended
                                                                                  (Unaudited)        June 30, 1996
                                                                               ----------------      -------------
OPERATIONS:
  Investment income--net......................................................    $  158,642           $  264,764
  Net realized gain (loss) on investments.....................................          (273)              36,858
  Net unrealized appreciation (depreciation) on investments...................        91,242              (63,766)
                                                                                  -----------         -----------
      Net Increase (Decrease) in Net Assets Resulting from Operations.........       249,611              237,856
                                                                                 -----------          -----------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net:
    Class A shares............................................................       (48,957)            (106,844)
    Class B shares............................................................        (2,562)              (1,519)
    Class C shares............................................................        (1,078)              (2,084)
    Class R shares............................................................      (106,023)            (154,347)
  Net realized gain on investments:
    Class A shares............................................................        (9,531)                --
    Class B shares............................................................          (584)                --
    Class C shares............................................................          (239)                --
    Class R shares............................................................       (20,591)                --
                                                                                 -----------          -----------
      Total Dividends.........................................................      (189,565)            (264,794)
                                                                                 -----------          -----------

BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares............................................................        65,992              304,803
    Class B shares............................................................        19,500              119,997
    Class C shares............................................................          --                127,309
    Class R shares............................................................       760,401            1,483,810
  Dividends reinvested:
    Class A shares............................................................        43,951               76,624
    Class B shares............................................................         3,147                1,520
    Class C shares............................................................         1,299                1,925
    Class R shares............................................................        11,075               12,580
  Cost of shares redeemed:
    Class A shares............................................................      (155,294)            (606,642)
    Class B shares............................................................          --                    (16)
    Class C shares............................................................          (563)            (147,090)
    Class R shares............................................................      (376,885)            (262,285)
                                                                                 -----------          -----------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions.       372,623            1,112,535
                                                                                 -----------          -----------
        Total Increase (Decrease) in Net Assets...............................       432,669            1,085,597

NET ASSETS:
  Beginning of Period.........................................................     6,337,803            5,252,206
                                                                                 -----------          -----------
  End of Period...............................................................    $6,770,472           $6,337,803
                                                                                 ===========          ===========
Distributions in excess of investment income--net..............................        --              $      (22)
                                                                                 -----------          -----------

                       See notes to financial statements.

Premier Limited Term New York Municipal Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets (continued)

                                                                                             Shares
                                                                                --------------------------------------
                                                                                 Six Months Ended
                                                                                 December 31, 1996        Year Ended
                                                                                    (Unaudited)          June 30, 1996
                                                                                 ----------------        -------------
CAPITAL SHARE TRANSACTIONS:

  Class A
  -------
  Shares sold.................................................................        5,168                 23,900
  Shares issued for dividends reinvested......................................        3,443                  5,966
  Shares redeemed.............................................................       (12,104)              (47,503)
                                                                                    --------             ---------
                              Net Increase (Decrease) in Shares Outstanding...        (3,493)              (17,637)
                                                                                   =========             =========

  Class B
  -------
  Shares sold.................................................................         1,529                 9,368
  Shares issued for dividends reinvested......................................           246                   119
  Shares redeemed.............................................................           --                     (1)
                                                                                   ---------             ---------
                              Net Increase (Decrease) in Shares Outstanding...         1,775                 9,486
                                                                                   =========             =========

  Class C
  -------
  Shares sold.................................................................           --                  9,989
  Shares issued for dividends reinvested......................................            101                  150
  Shares redeemed.............................................................            (44)             (11,396)
                                                                                     --------            ---------
                              Net Increase (Decrease) in Shares Outstanding...             57               (1,257)
                                                                                     ========            =========

  Class R
  -------
  Shares sold.................................................................         59,808              116,482
  Shares issued for dividends reinvested......................................            867                  980
  Shares redeemed.............................................................        (29,564)             (20,278)
                                                                                    ---------            ---------
                              Net Increase (Decrease) in Shares Outstanding...         31,111               97,184
                                                                                    =========            =========









                       See notes to financial statements.

Premier Limited Term New York Municipal Fund
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                               Class A Shares
                                              -----------------------------------------------------------------------------------
                                                                        Year Ended
                                              Six Months Ended           June 30,      Period Ended        Year Ended April 30,
                                              December 31, 1996   ___________________     June 30,     __________________________
PER SHARE DATA:                                  (Unaudited)       1996    1995(1)(2)  1994(1)(2)(3)   1993(1)   1992      1991
                                              ----------------    ------   ----------   ------------   -------  ------    -------
   Net asset value, beginning of period             $12.65        $12.71     $12.59        $13.04      $12.70    $12.34    $12.02
                                                    ------       -------    -------        ------     -------    ------   -------
   Investment Operations:
   Investment income--net(4).........                  .29          .59         .60           .35         .66       .68       .70
   Net realized and unrealized gain
      (loss) on investments.........                   .17         (.06)        .17          (.45)        .46       .36       .32
                                                   -------      -------     -------       -------     -------   -------   -------
   Total from Investment Operations.                   .46          .53         .77          (.10)       1.12      1.04      1.02
                                                   -------      -------     -------       -------     -------   -------   -------
   Distributions:
   Dividends from investment
      income--net....................                 (.29)       (.59)        (.60)         (.35)       (.66)     (.68)     (.70)
   Dividends from net realized gain
      on investments................                  (.06)        --          (.04)          --         (.12)      --         --
   Dividends in excess of net realized
      gain on investments...........                   --          --          (.01)          --          --        --         --
                                                   -------     -------      -------       -------     -------   -------   -------
   Total Distributions..............                 (.35)       (.59)        (.65)         (.35)       (.78)     (.68)      (.70)
                                                   -------     -------      -------       -------     -------   -------   -------
   Net asset value, end of period...               $12.76      $12.65       $12.71        $12.59      $13.04    $12.70     $12.34
                                                  =======     =======      =======       =======     =======   =======    =======
TOTAL INVESTMENT RETURN(5)..........                 7.30%(6)    4.23%        6.39%         (.80%)(7)   9.00%     8.65%      8.71%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average
      net assets(8).................                  .75%(6)     .75%        .75%           .57%(6)     .46%      .45%       .45%
   Ratio of net investment income
      to average net assets.........                 4.56%(6)    4.62%       4.83%          4.66%(6)    5.11%     5.43%      5.74%
   Portfolio Turnover Rate..........                 5.85%(7)   43.43%      32.00%         13.00%(7)   32.00%      --         --
   Net Assets, end of period
      (000's Omitted)...............               $2,080      $2,106      $2,340         $2,922      $2,100    $5,308     $5,202

-----------
(1) On February 1, 1993 existing shares of the Fund were designated the Retail Class and the Fund began offering the Institutional Class and Investment Class of shares. Effective April 4, 1994 the Retail and Institutional Classes were reclassified as a single class of shares known as the
    Investor shares. Effective October 17, 1994, the Investor Class was redesignated Class A shares. The Financial Highlights for the year ended June 30, 1995 are based upon a Class A (formerly Investor shares) outstanding. The amounts shown for the period ended June 30, 1994 were calculated using the performance of a Retail share outstanding  from  December 1, 1993 to April 3, 1994 and the  performance of an Investor  share  outstanding  from April 4, 1994 to June 30, 1994.
    The Financial Highlights for the year ended November 30, 1993 and prior
    years are based upon a Retail  share   outstanding.
(2) Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager. From April 4, 1994 through October 16, 1994 Mellon Bank, N.A. served as the Fund's investment manager. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser.
(3) The Fund changed its fiscal year end to June 30, Prior to this, the Fund's fiscal year end was November 30.
(4) Net investment income per share before waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the period ended June 30, 1994, for the years ended November
    30, 1993, 1992 and 1991 were $.28, $.42, $.52 and $.52, respectively.
(5) Exclusive of sales load.
(6) Annualized.
(7) Not annualized.
(8) Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the period ended June 30, 1994, for the years ended November 30, 1993, 1992 and 1991 were 1.51%, 2.32%, 1.70% and 1.88%, respectively.

                       See notes to financial statements.

Premier Limited Term New York Municipal Fund
--------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                       Class B Shares                   Class C Shares
                                                   ----------------------     ----------------------------------
                                                   Six Months                Six Months
                                                     Ended                     Ended                    Period
                                                  December 31,  Year Ended  December 31,  Year Ended     Ended
                                                      1996       June 30,       1996       June 30,   November 30,
PER SHARE DATA:                                    (Unaudited)    1996(1)    (Unaudited)     1996        1995(1)
                                                  -----------    ---------  -----------    ---------  -----------
   Net asset value, beginning of period......       $12.66        $12.71       $12.68        $12.71       $12.21
                                                   -------       -------      -------       -------      -------
   Investment Operations:
   Investment income--net....................          .26           .54          .26           .54          .28
   Net realized and unrealized gain (loss)
      on investments.........................          .18          (.05)        .17          (.03)         .49
                                                   -------       -------      -------       -------      -------
   Total from Investment Operations.........           .44           .49          .43           .51          .77
                                                   -------       -------      -------       -------      -------
   Distributions:
   Dividends from investment income--net.....         (.26)         (.54)        (.26)         (.54)        (.27)
   Dividends from net realized gain on investments                  (.06)       --             (.06)        --
                                                   -------       -------      -------       -------      -------
   Total Distributions......................          (.32)         (.54)        (.32)         (.54)        (.27)
                                                   -------       -------      -------       -------      -------
   Net asset value, end of period...........        $12.78        $12.66       $12.79        $12.68       $12.71
                                                   =======       =======      =======       =======      =======
TOTAL INVESTMENT RETURN(2)..................          6.92%(3)      3.85%        6.76%(3)      4.02%        6.39%(4)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets..          1.25%(3)      1.25%        1.25%(3)      1.25%        1.25%(3)
   Ratio of net investment income
      to average net assets.................          4.04%(3)      3.97%        4.11%(3)      4.15%        4.34%(3)
   Portfolio Turnover Rate..................          5.85%(4)     43.43%        5.85%(4)     43.43%       32.00%
   Net Assets, end of period (000's Omitted)          $144          $120          $53           $52          $68


--------------------------------------------------------------------------------
(1)  The Fund commenced selling Class B and Class C shares on December 28, 1994.
(2)  Exclusive of sales load.
(3)  Annualized.
(4)  Not annualized.


                       See notes to financial statements.

Premier Limited Term New York Municipal Fund
--------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                          Class R Shares
                                                  --------------------------------------------------------------
                                                   Six Months
                                                      Ended                                 Period       Period
                                                  December 31,     Year Ended June 30,       Ended        Ended
                                                      1996        _____________________    June 30,     June 30,
PER SHARE DATA:                                    (Unaudited)     1996        1995(1)    1994(1)(2)     1993(3)
                                                   -----------    -------     -------     ---------     -------
   Net asset value, beginning of period.....       $12.65        $12.71       $12.59       $13.04       $12.85
                                                   -------       -------      -------      -------      -------
   Investment Operations:
   Investment income--net....................         .31           .63          .64          .37(4)       .57(4)
   Net realized and unrealized gain (loss)
      on investments........................          .17          (.06)         .17         (.45)         .31
                                                   -------      -------      -------       -------      -------
   Total from Investment Operations.........          .48           .57          .81         (.08)         .88
                                                   -------      -------      -------       -------      -------
   Distributions:
   Dividends from investment income--net.....       (.31)         (.63)        (.64)         (.37)        (.57)
   Dividends from net realized gain on investments  (.06)          --          (.04)          --          (.12)
   Dividends in excess of net realized gain
      on investments........................          --           --          (.01)          --           --
                                                   -------      -------      -------       -------      -------
   Total Distributions......................        (.37)         (.63)        (.69)         (.37)        (.69)
                                                 -------       -------      -------       -------      -------
   Net asset value, end of period...........      $12.76        $12.65       $12.71        $12.59       $13.04
                                                 =======       =======      =======       =======      =======
TOTAL INVESTMENT RETURN(5)..................        7.56%(6)      4.49%        6.65%         (.67%)(7)    6.95%(7)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets..         .50%(6)       .50%         .50%          .29%(6)(8)   .25%(6)(8)
   Ratio of net investment income
      to average net assets.................        4.82%(6)      4.87%        5.08%         4.94%(6)     5.20%(6)
   Portfolio Turnover Rate..................        5.85%(7)     43.43%       32.00%        13.00%(7)    32.00%
   Net Assets, end of period (000's Omitted)      $4,493       $4, 060       $2,844        $2,388       $2,542

--------------------------------------------------------------------------------
(1) Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser.
(2) The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30.
(3) The Fund commenced selling Investment Class shares on February 1, 1993. Effective April 4, 1994 the Investment Class was reclassified as the Trust shares. Effective October 17, 1994 Trust shares were redesignated Class R shares. The table above is based upon a Retail share outstanding from February 1, 1993 to April 3, 1994 and a Trust share outstanding from April 4, 1994 to October 16, 1994.
(4) Net investment income per share before waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the periods ended June 30, 1994 and November 30, 1993 were $.30 and $.36, respectively.
(5) Exclusive of sales load.
(6) Annualized.
(7) Not  annualized.
(8) Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the periods ended June 30, 1994 and November 30, 1993 were 1.23% and 2.22%, respectively.

                       See notes to financial statements.

Premier Limited Term New York Municipal Fund
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NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:
   The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering seven series including the Premier Limited Term New York Municipal Fund (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal, New York State and New York City income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").
   Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares:
Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and a service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.
   Investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. Actual results may differ from estimates.
   (a) Portfolio valuation: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

   (c) Concentration of risk: The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
   (d) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
   (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE  2--Investment Management Fee and Other Transactions With Affiliates:
   (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).
   (b) Distribution and service plan: The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Class A, B and C shares. Under the Plan, the Fund may pay annually up to .25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, the Fund may pay the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which the Fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no distribution or service fee. During the period ended December 31, 1996, the distribution fee for Class A, Class B and Class C shares was $2,683, $317 and $131, respectively. During the period ended December 31, 1996, the service fee for Class B and Class C shares was $158 and $66, respectively.
   Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

   (c) Trustees' fees: Each trustee who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds:
The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year.
These fees and expenses are charged and allocated to each series based on net assets.

NOTE 3--Securities Transactions:
   The aggregate amount of purchase and sales of investment securities, excluding short-term securities, during the period ended December 31, 1996, amounted to $1,042,892 and $373,255, respectively.
   At December 31, 1996, accumulated net unrealized appreciation on investments was $259,747, consisting of $260,914 gross unrealized appreciation and $1,167 gross unrealized depreciation.
   At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:
  The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended December 31, 1996, the Fund did not borrow under the line of credit.

Premier Limited Term
New York Municipal Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940
















Printed in U.S.A.                          LTNYSA9612